                                                                   EXHIBIT 10.37


CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

                        DEVELOPMENT AND SUPPLY AGREEMENT


                                 BY AND BETWEEN


                            ALLOS THERAPEUTICS, INC.


                                       AND


                          BAXTER HEALTHCARE CORPORATION


CONFIDENTIAL
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----
  1          PROJECT MANAGEMENT
  2          DEVELOPMENT PROGRAM
  3          PRODUCT REGISTRATIONS
  4          COMMERCIAL SUPPLY
  5          MANUFACTURING FEE AND PRODUCT MAINTENANCE FEE
  6          API
  7          QUALITY MANAGEMENT AND ONGOING QUALITY RESPONSIBILITIES
  8          SALES SUPPORT AND USE OF TRADEMARKS
  9          TERM AND TERMINATION
  10         EFFECTS OF TERMINATION
  11         INTELLECTUAL PROPERTY
  12         CONFIDENTIALITY
  13         REPRESENTATIONS AND WARRANTIES
  14         INDEMNIFICATION AND INSURANCE
  15         ALTERNATE DISPUTE RESOLUTION
  16         MISCELLANEOUS

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBITS


EXHIBIT A   PRODUCT SPECIFICATIONS
            API SPECIFICATIONS

EXHIBIT B   DEVELOPMENT PLAN (SECTION 2.1)

EXHIBIT C   REGULATORY PLAN (SECTION 2.2)

EXHIBIT D   DEVELOPMENT FEE AND DELIVERABLES (SECTION 2.1)

EXHIBIT E   MINIMUM LOT SIZES (SECTION 4.4)
            MANUFACTURING FEE AND PRODUCT MAINTENANCE FEE (SECTIONS 5.1 AND 5.2)

EXHIBIT F   CONFIDENTIAL DISCLOSURE AGREEMENT (SECTION 12.1)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                        DEVELOPMENT AND SUPPLY AGREEMENT

      This DEVELOPMENT AND SUPPLY AGREEMENT, (the "Agreement") is effective as of December ____, 2003 (the "Effective Date"), between ALLOS THERAPEUTICS, INC. a corporation organized and existing under the laws of the State of Delaware and having its principal office at 11080 Circlepoint Road, Suite 200, Westminster, Colorado 80020 ("Allos") and BAXTER HEALTHCARE CORPORATION, a corporation organized and existing under the laws of the State of Delaware and having its principal office at One Baxter Parkway, Deerfield, Illinois 60015 ("Baxter"). All references to "Allos" and "Baxter" will include their respective Affiliates.

                                   BACKGROUND

Allos is developing a synthetic allosteric modifier of hemoglobin, RSR13 ("Compound"), indicated for use in cancer treatment to increase the efficiency of cancer radiotherapy. The Compound enhances the release of oxygen from hemoglobin making oxygen more available for use by the tissues. . Allos has developed a solution of RSR13 in an aqueous carrier presented in a glass container, [ * ]

Baxter manufactures and markets premix, ready-to-use solutions [ * ] for parenteral administration of pharmaceutical preparations. [ * ].

Allos is also interested in transferring the technology for the current production of premix RSR13 in a glass container to Baxter, such that Baxter would manufacture and package the solution of the Compound in an aqueous carrier in Baxter's glass container

Allos and Baxter are therefore interested in forming a relationship to develop and manufacture premix forms of the Compound, [ * ], in accordance with the terms and conditions set forth in this Agreement.

[ * ]

                                   DEFINITIONS

As used in this Agreement the following terms will have the following meanings:

"ADR" will have the meaning set forth in ARTICLE 15.

"AFFILIATE" will mean any corporation or business entity that controls, is controlled by, or is under common control with, Allos or Baxter. A corporation or business entity will be deemed to control another corporation or business entity if it owns, directly or indirectly, fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest of such corporation or business entity.

"ALLOS INVENTIONS" will have the meaning set forth in SECTION 11.1.2.

"API" will mean all active pharmaceutical ingredients supplied to Baxter by Allos in accordance with the terms of this Agreement and the Specifications set forth in EXHIBIT A.

"API/FORMULATION SPECIFICATIONS" will have the meaning set forth in SECTION 11.2.1.

"API SPECIFICATIONS" will mean the Baxter Procedure Specification D2-01-30-788. Upon Regulatory Approval for the Product the API Specification will mean the Baxter Procedure Specification 02-01-30-788.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

"BACKGROUND INTELLECTUAL PROPERTY RIGHTS" will mean all patents, patent applications, copyrights, trade secrets, and other intellectual property rights owned by either Party or under which a Party otherwise has the right to grant licenses without accounting to any third party or to the other Party, where the inventions claimed, the works of authorship, or the know-how, trade secrets and the like, were not made in performance of activities pursuant to, or in anticipation of, this Agreement.

"BAXTER INVENTIONS" will have the meaning set forth in SECTION 11.1.3.

"COMMUNICATIONS" will have the meaning set forth in SECTION 3.4.

"COMPOUND" will mean the synthetic allosteric modifier of hemoglobin, RSR13, having the chemical formula:
2-[-[[(3,5-Dimethylanilino)carbonyl]methyl]phenoxy]-2-methylpropionic acid].

"CONFIDENTIAL DISCLOSURE AGREEMENT" will mean the two-way disclosure agreement signed by the Parties, a copy of which is attached to this Agreement as EXHIBIT F.

"CONFIDENTIAL INFORMATION" will have the meaning set forth in ARTICLE 12.

"CONTAINER" will mean [ * ] and will mean the container portion of the Product as described in EXHIBIT A.

"CONTRACT YEAR" will have the meaning set forth in SECTION 9.1.1.

"CONTROL" will mean possession of the ability to grant the licenses or sublicenses as provided for herein without violating the terms of any agreement or arrangement with any third party.

"cGMP" or "CURRENT GOOD MANUFACTURING PRACTICES" will mean (i) the good manufacturing practices required by the FDA and set forth in the FD&C Act or FDA regulations, policies, or guidelines in effect at a particular time, for the manufacture and testing of pharmaceutical materials and (ii) the corresponding regulatory requirements of each jurisdiction in the Territory relating to the manufacture and testing of Product.

"DELIVERABLES" will mean the materials set forth on EXHIBIT D.

"DEVELOPMENT FEES" will have the meaning set forth in SECTION 2.1.5.

"DEVELOPMENT PLAN" will mean the plan for development of the Product, as set forth in EXHIBIT B and described generally in SECTION 2.1.1.

"DEVELOPMENT PROGRAM" will mean the collaborative research and development effort between the Parties to develop the Product which will enable Allos to file Regulatory Submissions with Regulating Groups in the Territory and which encompasses the tasks set forth on EXHIBIT B (Development Plan) and EXHIBIT C (Regulatory Plan) and the Deliverables set forth on EXHIBIT D.

"DRUG ESTABLISHMENT FEE" will have the meaning set forth in SECTION 3.5.

"ESTIMATED REQUIREMENTS" will have the meaning set forth in SECTION 4.3.

"FDA" will mean the United States Food and Drug Administration and any successor agency.

"FD&C ACT" will mean the United States Federal Food, Drug and Cosmetic Act, as amended.

"FIELD" will mean the research for, development for, registration and manufacture of, the Product and any

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation.

"FIRST OF CODE" will mean Product resulting from the manufacture of the first three (3) production batches intended for commercial sale.

[ * ]

"FORCE MAJEURE" will have the meaning set forth in SECTION 16.6.

"FORMULATION" will mean any and all premix ready-to-use aqueous solutions containing the Compound that have been formulated for [ * ].

"FORMULATION SPECIFICATIONS" will mean those specifications for the final release of the premix, ready-to-use aqueous solution that are developed and finalized by the Parties as part of the Development Program and which, together with the Container, are part of the Product Specifications.

[ * ]

"INFORMATION" will mean (i) techniques and data relating to the Field, including, but not limited to, ideas (including patentable inventions), inventions, practices, methods, knowledge, trade secrets, documents, apparatus, clinical and regulatory strategies, test data (including pharmacological, toxicological and clinical test data), analytical and quality control data, manufacturing, patent and legal data, market data, financial data within the Field and (ii) chemical formulations, compositions of matter, product samples and assays within the Field.

"INITIAL TERM" will have the meaning set forth in SECTION 9.1.1.

"JOINT INVENTIONS" will have the meaning set forth in SECTION 11.1.4.

"MANUFACTURING FEE" will mean the fee per unit paid by Allos to Baxter for Product manufactured under this Agreement as described in SECTION 5.1 and EXHIBIT E.

"MANUFACTURING PROCESS(ES)" will have the meaning set forth in SECTION 6.3.

"MATTER" will have the meaning set forth in SECTION 14.3.

"NDA" will mean a New Drug Application, as defined in the FD&C Act and applicable regulations promulgated thereunder, as amended from time to time.

"ORIGINAL PRODUCT DATA" will have the meaning set forth in SECTION 11.2.1.

"PARTY" or "PARTIES" will mean Allos and Baxter individually, and collectively, as applicable.

"PATENT" will mean (i) valid and enforceable letters patent including any extension, registration, continuation, reissue, reexamination or renewal thereof and (ii) to the extent valid and enforceable rights are granted by a governmental authority thereunder, a Patent Application.

"PATENT APPLICATION" will mean an application for letters patent.

"PRE-EXISTING SPECIFICATIONS" will have the meaning set forth in SECTION 11.2.1.

"PRODUCT" will mean a premixed solution incorporating Compound in the Formulation which has (i) undergone the development process established under
ARTICLE 2 and (ii) been packaged and terminally

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

sterilized within the Container, all in accordance with the Product Specifications.

"PRODUCT SPECIFICATIONS" will mean the Formulation Specifications together with the Container, which collectively describe the Product and are developed and finalized by the Parties as part of the Development Program. The Product Specifications are set forth on EXHIBIT A attached hereto, subject to amendment as provided in the Quality Agreement.

"QUALITY AGREEMENT" will mean the quality agreement signed by the Parties on even date herewith.

"REGULATING GROUPS" will mean the FDA and its successors and similar governmental agencies outside the United States and in the Territory which are responsible for granting manufacturing, marketing, price and/or reimbursement price authorizations and includes applicable national, supra-national (e.g. the European Commission or the Council of the European Union), state or local Regulating Groups, department, bureau commission, council or other governmental entity in the Territory that has jurisdiction over the API, Compound, Formulation or Product, whether the development, manufacture, handling, storage, transportation, destruction, or otherwise.

"REGULATORY APPROVAL" means (a) in the United States, approval by the FDA of any applicable filing and satisfaction of any related applicable FDA registration and notification requirements (if any) required to market and sell a pharmaceutical product or device; or (b) in any country other than the United States, approval by Regulating Groups having jurisdiction over such country of a single application or set of applications or other applicable filing and satisfaction of any related applicable regulatory and notification requirements, if any, necessary to market and sell pharmaceutical products or devices commercially in such country.

"REGULATORY PLAN" will mean the principal regulatory considerations that are associated with Product development during the Development Program as set forth in EXHIBIT C and described generally in SECTION 2.2.

"REGULATORY SUBMISSIONS" will mean those applications and filings identified in the Regulatory Plan and required by FDA regulations, as amended from time-to-time, and the equivalent applications and filing for each country or super-national jurisdiction in the Territory, including but not limited to, the Product's NDA or Investigational New Drug Application (INDA).

"REPORTS" will have the meaning set forth in SECTION 11.2.1.

"REQUIREMENTS" will have the meaning set forth in SECTION 4.1.

"STEERING COMMITTEE" will have the meaning set forth in SECTION 1.3.

"SUPPORTIVE DOCUMENTS" will have the meaning set forth in the Quality Agreement.

"TEAM LEADERS" will have the meaning set forth in SECTION 1.1.

"TERM OF THE AGREEMENT" will have the meaning set forth in SECTION 9.1.1.

"TERRITORY" will mean the United States, Canada, and member states of the European Union, and any additional countries added by written agreement of the Parties.

"USCDMF" means Baxter's United States Container Drug Master File for the Container.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      TERMS

1. PROJECT MANAGEMENT. In order to facilitate collaboration between the Parties to achieve the objectives of this Agreement, the Parties agree to the following organizational provisions:

            1.1 TEAM LEADER. Baxter and Allos will each identify one employee with appropriate authority to serve as the primary contact with the other Party about the Product and the Parties' relationship under this Agreement (each a "Team Leader"). Each Team Leader will be responsible for obtaining cooperation and input from other individuals within such Team Leader's organization whose expertise and ability may be required from time to time to maximize the potential for successful collaboration under this Agreement. The Team Leader will be a member of the Steering Committee described in SECTION 1.3. The Parties will determine whether or not the Team Leader during the Product's Development Program should continue to serve as the Team Leader during the commercialization of the Product, or whether another individual should be serve this function under this Agreement.

            1.2 TEAM LEADER RESPONSIBILITIES. Without limiting the scope of the Team Leader's responsibilities, particular consideration will be given to key operational aspects of the relationship, including: (i) product development and regulatory matters highlighted in the Development Plan (EXHIBIT B) and Regulatory Plan (EXHIBIT C); (ii) transitioning team leadership responsibilities to a corresponding team leader, if appropriate, once commercialization of the Product is undertaken, including such matters as Product manufacturing, quality and sales support considerations; (iii) coordinating pre launch inventory assessments and inventory planning activities in connection with the launch of the Product into the marketplace; (iv) reviewing the status of ongoing contractual commitments under the Agreement; and (v) identifying and implementing those actions as are permitted under the terms of this Agreement which would improve the value of the Product to customers and the Parties. The Team Leaders will develop a process and procedures to optimize communication and collaboration between the Parties in order to timely refine the Development Plan and Regulatory Plan and achieve the objectives of this Agreement. The Team Leaders will communicate regularly during the Term of the Agreement at mutually agreeable times (not less frequently than once per month), and when necessary hold meetings at mutually agreeable places, to review progress and the challenges and opportunities for effective collaboration under this Agreement. The Team Leaders will analyze issues that arise during the Development Program and subsequent commercialization of the Product and offer recommendations to the Steering Committee as to the appropriate course of action.

            1.3 STEERING COMMITTEE. A steering committee, consisting of the Team Leaders and at least one senior management representative from each Party ("Steering Committee"), will meet at least once per calendar quarter during the Term of this Agreement, either in person or by telephone or video conference. The Steering Committee will (i) oversee and provide management direction for the achievement of the objectives of the collaborative effort; (ii) review the program of research and development activities set forth in the Development Plan and Regulatory Plan; (iii) review requests by Regulating Groups, or a Party, that additional tests, studies or activities be performed beyond those encompassed in the Exhibits, make recommendations, and appropriate allocations of additional expenses in accordance with the provisions of SECTION 2.1.5.2;
(iv) be responsible for obtaining from their respective organizations approval of the Regulatory Plan prior to Product stability batch production (the Regulatory Plan will be finalized during the Development Program as described in
SECTION 2.2); (v) periodically review performance of the Product in the Territory with respect to unit volume and quality, including any customer feedback and complaints that relate to manufacturing, Formulation and/or Container-related quality issues; (vi) develop a plan for [ * ]; (vii) be responsible for approving any non-material changes, and obtaining from their respective organizations approval of any material changes approved by the Steering Committee that require amendments to this Agreement, to the Development Plan, or Regulatory Plan set forth in EXHIBITS B and C respectively; and (viii) attempt to resolve any issues that arise concerning activities under the Development Plan or Regulatory Plan. The Steering Committee will

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

establish a process for timely review and approval of non-material changes to the Development Plan and Regulatory Plan submitted by the Team Leaders. Any decisions upon which the Steering Committee is unable to reach a consensus shall be subject to resolution pursuant to ARTICLE 15.0.

2.    DEVELOPMENT PROGRAM

      2.1   DEVELOPMENT PLAN.

            2.1.1 GENERAL. The activities and key milestones to occur during the Development Program include, but are not limited to, the following activities or topics: (i) technical feasibility assessment for the Product [ * ]; (ii) formulation and analytical development for the Product in the Container;
(iii) stability studies and Product batch production to support Regulatory Submissions for the Product in the Container; (iv) Regulatory Submissions for the Product in the Container, and (v) Regulating Groups' review and approval for the Product in the Container. The Development Program covered by this Agreement is solely related to presentation of the Formulation in the Container, and does not include [ * ].

      In general, during the Term of this Agreement, Allos will be responsible for (i) providing Information about the API that is necessary for Baxter to conduct the Development Program, (ii) timely providing the API and applicable reference standards required for implementation of the activities described in the Development Plan, (iii) compliance with Regulatory Submission reporting requirements regarding manufacture and control of the API, and (iv) timely review, drafting and filing of all necessary submissions with Regulating Groups consistent with Allos's obligations under the Regulatory Plan. Allos will also be responsible for providing Baxter with (i) all information controlled by Allos developed by or on behalf of Allos prior to the date of this Agreement related to manufacture of the Formulation [ * ], and (ii) [ * ].

      In general, during the Term of this Agreement, Baxter will be responsible for (a) expeditiously conducting all development studies identified as a Baxter Deliverable in the Development Plan, (b) providing the reports described in
SECTION 11.2 of this Agreement, (c) manufacturing Product for Regulatory Submissions and as otherwise provided in the Development Plan and pursuant to the Regulatory Plan set forth as part of EXHIBITS B and C, respectively, (d) preparing those portions of necessary Regulatory Submissions with Regulating Groups consistent with Baxter's obligations under the Regulatory Plan, (e) supporting Allos in its efforts to obtain and maintain Regulating Group approval to sell the Product in the Territory, and (f) manufacturing Product for commercial supply in accordance with the procedures specified in ARTICLE 4 below.

            2.1.2 DELIVERABLES. Baxter will promptly disclose to Allos during the Term of this Agreement, in English and in writing, all Baxter materials set forth in EXHIBIT D which include such interim progress reports and test results agreed upon by the Parties. Allos will promptly disclose to Baxter during the Term of this Agreement, in English and in writing, all Allos materials set forth in EXHIBIT D. Baxter represents that the Deliverables reflect Baxter's best estimate of what is required to obtain and maintain approval to sell the Product in the Territory, based upon Baxter's experience and the regulations in effect on the Effective Date, but Baxter cannot guarantee that the Deliverables will be sufficient to fulfill the requirements of the Regulating Groups.

            2.1.3 ADDITIONAL DELIVERABLES. If the Deliverables set forth in EXHIBIT D prove to contain insufficient Information for a Party to carry out its responsibilities under this Agreement to obtain and maintain Regulating Group approval and registration of the Product in the Territory in accordance with
ARTICLE 3, including information required for Allos to complete the FDA's Annual Report and similar reports required by other Regulating Groups in the Territory, or to obtain patent protection in accordance with ARTICLE 11.0, the Parties will, subject to SECTION 2.1.5.2, amend EXHIBIT D to include as a Deliverable the additional Information which is necessary for such purpose upon a Party's reasonable request for such additional Information.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

            2.1.4 PROCESS FINALIZATION AND SCALE-UP. Baxter shall conduct all work necessary for finalization of the manufacturing process for the Product, including all documentation specified in the Development Plan. The required documentation includes all Supportive Documents required for stability and consistency batches, process scale-up and validation (including but not limited to validating cleaning, sampling and analytical methods, sterilization), stability and consistency studies necessary to obtain regulatory approval. Baxter shall also conduct such further work as may be needed to satisfy any pre-approval inspection or other inspections by Regulating Groups and to finalize any amendments or supplements to any prior Regulatory Submission. All validation and other protocols, and all final reports, shall be reviewed and approved by the Team Leaders for each Party. Baxter and Allos shall share equally the costs of replicating any tests that are unsatisfactory to the Regulating Groups, except that: (1) Baxter shall bear the costs of replicating any tests, studies or other activities that were not performed in accordance with protocols approved by the Team Leaders; (2) tests that must be repeated due to deficiencies that result from the written rejection by Allos of Baxter's recommendation shall be handled as provided in SECTION 2.1.3; and (3) Baxter shall bear the costs of conducting any tests, studies or other activities that Allos had recommended Baxter perform and a Regulatory Agency subsequently requires that such tests, studies or other activities must be performed in connection with the Regulatory Approval of the Product.

            2.1.5   DEVELOPMENT FEES; PAYMENT.

                    2.1.5.1 GENERAL. Fees payable by Allos to Baxter for the activities set forth in EXHIBIT D that are to be performed by Baxter under this Agreement, are described in EXHIBIT D, together with payment milestones ("Development Fees"). No payment required under EXHIBIT D is due and payable until the Allos Team Leader confirms that the applicable milestone event has been achieved. Any dispute regarding whether an applicable milestone event has been achieved shall be subject to resolution pursuant to ARTICLE 15.0.

                    2.1.5.2 ADDITIONAL WORK. The activities described in the Exhibits are the basis for determination of the Development Fees. Baxter will not be required to perform, nor be entitled to reimbursement for, any work beyond that described in the Exhibits unless and until the Parties reach written agreement (coordinated through the Steering Committee under SECTION 1.3) on the scope of any additional work and the related additional expenses. Notwithstanding the foregoing, if any tests, studies or other activities beyond those encompassed by the Exhibits are requested by the Steering Committee pursuant to SECTION 1.3 which are required for obtaining or maintaining approvals or registrations of the Product in the Territory, then such tests, studies or other activities will be conducted as determined by the Steering Committee, at Allos's expense. To the extent Baxter assists Allos in conducting such additional tests, studies or other activities, Allos will pay Baxter a fee to be negotiated in good faith between the Parties. By way of example, additional development work might be required in response to Regulating Group requests during review of Regulatory Submissions (such as laboratory work or environmental assessment), additional tests to demonstrate compliance with other compendia, or country specific import testing requirements. However, any Deliverables, tests, studies or other activities that must be repeated due to Baxter's negligence or that were omitted from the Exhibits due to Baxter's negligence will be performed at Baxter's expense; any disagreement regarding whether Baxter was negligent shall be referred to the Steering Committee and, if the Steering Committee is unable to resolve the disagreement, shall be handled as provided in SECTION 15.0.

                    2.1.5.3. CHANGES TO MANUFACTURING PROCESS. Baxter will follow its established procedures for changes (if any) which are made to its manufacturing process and which relate to the manufacture of the Product. Any such changes in the manufacturing process initiated by Baxter will be done at Baxter's expense. Such established procedures shall be disclosed to Allos in advance, subject to SECTION 12 of the Agreement. The review of changes must follow the change control process outlined in section 12 of the Quality Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                    2.1.5.4 PAYMENT. Development Fees and authorized additional Development Fees will be paid by Allos in United States dollars within [ * ] of invoicing by Baxter following completion of the designated activities. Invoices for amounts that are not subject to good faith dispute and not timely paid will be subject to a late payment charge of [ * ], or the highest rate allowed by law if lower, until paid in full.

      2.2 REGULATORY PLAN. EXHIBIT C sets forth a Regulatory Plan for obtaining Regulatory Approval of the Product. [ * ] Collaboration and approvals will be coordinated through the Steering Committee as provided in SECTION 1.3. Allos will be solely responsible for the reporting to Regulatory Groups adverse experiences with respect to the Product.

      2.3   PRODUCT.

            2.3.1 PRODUCT SPECIFICATIONS. EXHIBIT A includes Product Specifications in provisional form as of the Effective Date and will be refined and agreed upon by the Parties prior to launch of the Product as part of the Development Program. Allos will be responsible for and provide final approval of Formulation Specifications, and all changes thereto, and will approve [ * ]. Baxter must obtain Allos's prior written approval of any changes to the Product Specifications, as provided in the Quality Agreement ("CHANGES TO PRODUCT SPECIFICATIONS"). Allos's approval of Formulation Specifications and [ * ] will be deemed to constitute approval of Product Specifications by Allos for regulatory purposes. Collaboration and approvals will be coordinated through the Steering Committee as provided in SECTION 1.3.

            2.3.2 LABEL COPY. Subject to the Quality Agreement ("PRODUCT LABELS AND LABELING"), all label copy and changes therein, on the Product label itself and other label copy that Allos uses to market Product in the Territory, will be the responsibility of Allos, except that Baxter will be responsible for that portion of the Product label and other label copy related to the description, characteristics and/or use of the Container.

3.0   PRODUCT REGISTRATIONS

      3.1 PRODUCT REGISTRATION APPLICATION OWNERSHIP. Allos will be the sole owner of any registration applications submitted to Regulating Groups for the Product and [ * ]. Allos will have the primary responsibility for the documentation and submission of the registration applications to Regulating Groups for the Product in the Territory and for completing the FDA Annual Report and similar reports required by other Regulating Groups for Product, with support from Baxter in the carrying out of responsibilities by Baxter in accordance with the terms of this Agreement. Communications to and from the FDA and other Regulating Groups that involve the NDA or any other Regulatory Submissions to Regulating Groups for the Product are subject to the provisions of SECTION 3.4.

      3.2   PRODUCT REGISTRATION IN THE UNITED STATES.

            3.2.1 RIGHT OF REFERENCE CONTAINER DRUG MASTER FILE. During the Term of this Agreement, Baxter grants Allos a right of reference to relevant elements of the USCDMF filed with the FDA for the Container, including, but not limited to, cGMP and safety data for the Container, for the purpose of Regulatory Submissions and obtaining Regulatory Approval or other product registrations for the Product in the Territory in the name of Allos, and to any other extent provided in the Development Plan and Regulatory Plan. Baxter agrees that no change described in the USCDMF, any amendments to the USCDMF, or any supplemental USCDMF with respect to the Container, potentially having an impact on the Product, shall be implemented on the Product without prior written approval from Allos. Baxter shall otherwise fully cooperate with Allos in the preparation of Regulatory Submissions relating to manufacturing operations conducted by Baxter.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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            3.2.2   ADDITIONAL FILING DATA. During the Term of this Agreement,
Baxter will, following prior written notice to Allos, provide the FDA and all other Regulating Groups in the Territory, with Container-related data and information which are required for Allos to obtain and maintain registration and approval of the Product in good standing in the Territory. Baxter reserves the right to inform the FDA and other Regulating Groups that such information is confidential and to advise the FDA and such Regulating Groups that Allos will be entitled to reference such information on a confidential basis during the Term of this Agreement.

      3.3 PRODUCT REGISTRATION OUTSIDE THE UNITED STATES. Allos recognizes that Baxter data and information required for the purpose of obtaining Product registrations in the Territory outside the United States is highly confidential and agrees that it is reasonable for Baxter to use appropriate and available means to maintain the confidentiality of such information provided that regulatory approvals of the Product are not hindered. In this regard, Baxter will determine which of any jurisdictions in the Territory will accept a separate application from Baxter similar to a USCDMF. In these jurisdictions, Baxter, in its reasonable discretion and in consultation with Allos, may [ * ]. For purposes of this SECTION 3.3, Baxter may determine, in its reasonable discretion and in consultation with Allos, what data and information are required for Product registration; PROVIDED that in the event that a Regulating Group requests additional data or information in order to approve Product registration, Baxter will fully cooperate with Allos to meet such request. In addition, Baxter and Allos will carry out all Territory-specific strategies described in the Regulatory Plan for obtaining Regulatory Approval in such Territories.

      3.4 COMMUNICATIONS TO/FROM REGULATING GROUPS. In the event of any communication from or to the FDA, or any other Regulating Groups, in connection with the manufacture of the Product (collectively "Communications"), the Party first becoming aware of the same will promptly notify the other Party of such Communications and, before taking action with Regulating Groups, the Parties will discuss and use reasonable efforts to agree on (i) whether copies of such Communications and/or other Information should be provided to each other as additional Deliverables pursuant to SECTION 2.1.3; (ii) which Party should respond to Communications received; and (iii) which individuals need to collaborate on a response to Communications received. In the event that Baxter and Allos are unable to agree on the foregoing items, then Allos's position will prevail as it pertains to all Communications sent to Regulating Groups relating to the API, Formulation, and the Product, except with respect to that portion of the responses which relates solely to the Container and then Baxter's position will prevail. All information relating to any Communication disclosed under this
SECTION 3.4 is subject to confidential treatment pursuant to the terms of
ARTICLE 12.

      3.5 USER FEES. Baxter will pay all user and/or filing fees charged by Regulating Groups in the Territory which relate to separate Container submissions (including DMF submissions) and the Drug Establishment Fee ("DEF") charged by the FDA. In the event that a Regulating Group other than the FDA requires payment of a manufacturing facility fee similar to the DEF charged by the FDA, then Baxter and Allos will mutually agree on an appropriate allocation of that fee between the Parties, provided that, if the fee is solely attributable to manufacture of the Product, Allos will pay the entire fee. Allos will pay all user and/or filing fees charged by Regulating Groups in the Territory which relate to the registration application and ongoing marketing of the Product, including, but not limited to, the Application Fee and the Drug Product Fee charged by the FDA.

4.0   COMMERCIAL SUPPLY

      4.1 EXCLUSIVE SUPPLY AND PURCHASE OBLIGATIONS DURING TERM OF AGREEMENT. [ * ] In addition, for the Term of the Agreement, Allos shall purchase [ * ] of its annual commercial requirements up to Allos's total projected requirements for each Contract Year (as specified in EXHIBIT E) for sale, distribution and use in the Territory of ready-to-use aqueous solution containing the Compound in an intravenous form [ * ] from Baxter, and Baxter will manufacture and sell ready-to-use aqueous solution containing the Compound in an intravenous form [ * ] exclusively for/to Allos, for sale, distribution and use

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                        9
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in the Territory. Baxter agrees to maintain adequate facilities with capacity to satisfy such requirements based upon the forecasts provided by Allos. [ * ] Except with respect to API, Baxter shall be responsible for establishing the necessary procedures, vendors, inventory, capacity and management practices needed to ensure its ability to meet Allos's requirements for Product, in accordance with SECTION 4.4.1. Allos's obligations under this SECTION 4.1 will be waived (and Allos may thereafter purchase Product units from another supplier) to the extent that Baxter fails to satisfy Allos's Product requirements or if the Steering Committee identifies circumstances that which provide a reasonable basis for concluding that Baxter will likely not be able to satisfy Allos's Product requirements and such failure is not due to Allos's failure to meet its obligations under this Agreement. The Parties' obligations under this SECTION 4.1 may be terminated [ * ], or modified [ * ], as provided in SECTION 9.2.2 of this Agreement.

      4.2 MINIMUM PURCHASE OBLIGATION. During the first Contract Year (as defined in SECTION 9.1.1), Allos shall purchase a minimum of [ * ] of the Product and in each Contract Year thereafter [ * ] units of the Product, subject to adjustment in accordance with EXHIBIT E if development of the Product [ * ] is terminated as described in SECTION 9.2.2 below (the "Minimum Purchase Requirement"). If Allos fails to purchase the Minimum Purchase Requirement in any Contract Year, within thirty (30) days after the end of such Contract Year, Allos shall pay Baxter an amount equal to the amount per unit set forth in EXHIBIT E multiplied by the shortfall in units. In such event, Allos may, upon written notice to Baxter, request that Baxter promptly ship to Allos all or any portion of the units of Product making up the shortfall for which Allos has paid Baxter. Allos shall not be obligated to pay any shortfall amount if Allos's failure to meet the Minimum Purchase Requirement is due to Baxter's inability to supply Allos with its requirements of Product conforming to the Product Specifications in the applicable Contract Year and Baxter's inability to supply such requirements is not due to Allos's failure to meet its obligations under this Agreement.

      4.3 FORECASTS. In order to assist Baxter in its production planning of Product for supply to Allos, Allos will provide to Baxter, at least [ * ] days before the beginning of each calendar quarter commencing with the first submission of an NDA (or the foreign equivalent of an NDA in any country of the Territory other than the United States) to a Regulating Group in the Territory by Allos for the Product and continuing thereafter during the Term of this Agreement, a statement of Allos's estimated purchase requirements ("Estimated Requirements") and expected delivery dates for Product for such calendar quarter and the next succeeding [ * ]. It is understood that such Estimated Requirements will NOT constitute commitments to purchase Product or firm purchase orders.

      4.4   FIRM PURCHASE ORDERS.

            4.4.1 GENERAL. Allos will place firm purchase orders for Product at least [ * ] days prior to the beginning of each calendar quarter. [ * ] Firm purchase orders for Product [ * ] will be placed in increments of no less than the minimum number of units specified in EXHIBIT E, or such other number of units as then corresponds to the filling production lot sizes for Product [ * ]. Subject to the provisions of SECTION 4.4.2, firm purchase orders for Product [ * ] will be not less than [ * ] nor more than [ * ] of Allos's Estimated Requirements of Product [ * ] for what was the [ * ] in the most recent prior forecast. Notwithstanding the foregoing, Baxter will use reasonable efforts to comply with any of Allos's unplanned changes in firm purchase orders, but will not be held liable for its inability to do so. Subject to this Section, SECTIONS 6.3, 13.2 and 16.6, Baxter will meet Allos's requested delivery dates. Both Parties agree to work together to reduce lead time for orders and deliveries. Firm purchase orders will be made on such form of documentation as Baxter and Allos agree from time to time, provided that the terms and conditions of this Agreement will be controlling over any terms and conditions included in any purchase order form used in ordering Product. Any term or condition of such purchase order form that is in addition to, different from or contrary to the terms and conditions of this Agreement will be void, unless the Parties otherwise agree by a separate written agreement. The parties will work together as directed by the Steering Committee to expedite the manufacture of First of Code production and the delivery of Allos' initial Product order as soon as possible after Regulatory approval.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       10
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            4.4.2   CANCELLATION OF PURCHASE ORDERS AND RESCHEDULING. Allos may
cancel a firm Product purchase order or reschedule requested delivery dates to a later date by giving Baxter prior written notice to such effect. Baxter will use reasonable efforts to comply with Allos's requests. If, however, either (i) a cancellation of a firm purchase order or (ii) a rescheduling of delivery dates for a firm purchase order that would cause a rescheduling by Baxter of the Product manufacturing date, is requested by Allos thirty (30) days or less prior to Baxter's scheduled production date for the firm purchase order, Baxter shall so notify Allos. If after such notice, Allos still desires such cancellation or rescheduling of delivery dates, Allos will pay Baxter a cancellation fee or rescheduling fee equal to [ * ] of the Manufacturing Fee for that portion of such firm Product purchase order that has been cancelled or rescheduled. Partial cancellations must be in increments of the minimum lot size specified in EXHIBIT E.

      4.5 DELIVERY; SHIPMENT. All Product supplied under this Agreement will be delivered Free Carrier ("FCA" under Incoterms 2000) Baxter's manufacture site specified in the Quality Agreement, except that Product manufactured at Baxter's Cleveland, Mississippi site shall be delivered FCA Memphis. Baxter will make shipping arrangements with the appropriate carriers designated in writing by Allos from the FCA point, under the agreements that Allos has with those carriers. Title and risk of loss passes to Allos when the Product has been quality control released for shipment to Allos or its designee in accordance with Product Specifications and transferred to the carrier designated by Allos, [ * ], unless acceptance of the Baxter release is disputed in good faith by Allos. Accordingly, Allos will be deemed the exporter of record for Product shipped outside of the United States (which should only occur to the extent such areas are included in the definition of "Territory"). Allos warrants that all shipments of Product outside the United States will be in compliance with all applicable United States export laws and regulations, including the Export Administration Act, and all applicable import laws and regulations.

5.0   MANUFACTURING FEE AND PRODUCT MAINTENANCE FEE

      5.1 MANUFACTURING FEE. For each unit of Product requested by Allos pursuant to a Product purchase order as set forth in SECTION 4.4.1 above, Baxter will invoice Allos a Manufacturing Fee per unit of Product in the amount set forth in EXHIBIT E, upon release to finished goods inventory of Product that has been quality control released for shipment to Allos or its designee in accordance with the Product Specifications set forth in EXHIBIT A. Baxter will release Products to finished goods inventory not more than [ * ] days prior to the scheduled delivery date for such Products.

      5.2 PRODUCT MAINTENANCE FEE. Baxter will invoice Allos a Product Maintenance Fee in the amount set forth in EXHIBIT E on a calendar quarterly basis. The Product Maintenance Fee is compensation to Baxter for expenses Baxter incurs by having manufacturing capacity allocated to producing the Product, including but not limited to documentation and quality control, ongoing inventory management, regulatory support, including NDA reporting requirements, minor label changes requested by Allos, and annual stability studies.

      5.3 ADJUSTMENTS. Baxter may, following not less than ninety (90) days prior written notice to Allos, adjust the Manufacturing Fee and the Product Maintenance Fee on each annual anniversary of a Contract Year beginning with the first day of the third (3rd) Contract Year, by an amount which does not [ * ]. [
* ].

      5.4. ADDITIONAL WORK AND FEES. The Manufacturing Fee and Product Maintenance Fees described in SECTIONS 5.1 and 5.2. are based upon the scope of activities that Baxter plans to undertake in the ordinary course to manufacture and release Product in accordance with the Product Specifications and other Exhibits, as well as the Quality Agreement. The Manufacturing Fee and Product Maintenance Fees do not cover activities or expenses related to matters that might arise outside the ordinary course of

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       11
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manufacturing and releasing Product in accordance with the Product
Specifications, the Development Plan (EXHIBIT B) and other Exhibits, as well as the Quality Agreement. By way of example, additional work might be required for Product or process changes requested by the FDA or other Regulating Groups, API source changes or Manufacturing Process changes, USP or other regulatory requirements changes, excessive or untimely requests by Allos for label changes or recalls or other actions by Regulating Groups, or mutually agreed upon expansion of the Territory. Baxter will not be required to perform, nor be entitled to reimbursement for, any such work until the Parties, coordinated through the Steering Committee under SECTIONS 1.3 and 2.1.5.2, reach written agreement on the scope of the additional work and the related additional expenses; PROVIDED that Baxter shall bear the costs of replicating any tests, studies or other activities that were not performed by Baxter in accordance with protocols approved by the Team Leaders or that must be repeated due to Baxter's negligence.

      5.5 PAYMENT; LATE PAYMENT CHARGES. Allos will pay the Manufacturing Fee, Product Maintenance Fee, and expenses for additional work under SECTION 5.4, in United States dollars within [ * ] after the date of receipt by Allos of Baxter's invoice, by wire transfer in United States dollars, to a bank account designated in writing by Baxter. Invoices for amounts that are not subject to good faith dispute and not timely paid will be subject to a late payment charge of [ * ], or the highest amount permitted by law, if lower.

6.0   API

      6.1 GENERAL. Allos will, at its cost, supply API to Baxter at Baxter's manufacturing facilities designated in the Development Plan or the Quality Agreement, as applicable. API will be supplied timely, in adequate quantities to enable Baxter to meet its obligations to develop and manufacture Product in accordance with the terms of this Agreement, all in conformance with the API Specifications. Baxter and Allos will agree on appropriate inventory levels for API and Product and Baxter will manage these inventory levels; provided that Baxter will reserve inventory space for at least two (2) calendar quarters of Allos's forecasted API requirements (based on the API required to fill the average quarterly Product purchase requirements stated in Allos' then most current Product forecast pursuant to SECTION 4.3) to ensure flexibility in order fulfillment and delivery. Each Party will promptly notify the other Party following receipt of any information that might impact Allos's ability to supply API. Allos will retain title to API while it is in Baxter's possession. Baxter will not use API supplied by Allos for any purposes other than to manufacture Product pursuant to the terms of this Agreement or as otherwise expressly permitted under the Quality Agreement or by Allos in writing. Baxter will provide to Allos the results and all data generated in the course of any authorized studies or tests performed by Baxter using API.

      6.2 API REPLACEMENT. In the event of non-acceptance by Baxter of any delivery of API due to its failure upon inspection or testing by Baxter to meet Allos's warranties set forth in SECTION 13.2.1.1, Allos's sole obligation and Baxter's exclusive remedy will be [ * ], provided that if the failure of API to meet Allos's warranties is not discoverable upon reasonable physical inspection and testing but is identified by Baxter after development or manufacturing activities utilizing API have commenced (and such defects are not caused by Baxter), then Allos's obligation will [ * ] under SECTION 2.1.5 attributable to the development activities that Baxter must repeat with non-defective API or the Manufacturing Fee per unit of Product required to be replaced using non-defective API, as applicable. Following notice from Baxter and at the direction of Allos, Baxter will return the then remaining defective API to Allos or, at Baxter's option if requested by Allos, destroy the same or deliver it to a third party qualified in such waste disposal. With respect to defective Product and work-in-process that incorporates defective API, Baxter will, at its option, destroy the same or deliver it to a third party qualified in such waste disposal. Allos will bear the cost of any return of API, including freight and handling, and the costs of destroying any defective API, Product and/or work-in-process. Allos will, at its expense, replace defective API as expeditiously as possible and pay Baxter for Product and work-in-process incorporating defective API to the extent required under this SECTION 6.2 within thirty (30) days of receipt of Baxter's detailed invoice.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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      6.3   CHANGE OF API SOURCE OR MANUFACTURING PROCESS. Allos will neither change its API source nor any Manufacturing Process that has a material impact on Baxter's manufacture of finished Product unless and until (i) such change is approved by the FDA and all other Regulating Groups in the Territory for the Product and (ii) Allos provides written notice to Baxter of the proposed change at least forty five (45) days in advance of such change. Pursuant to SECTION 5.4, Allos will reimburse Baxter for all reasonable costs incurred by Baxter directly related to Baxter work performed in support of such API source or Manufacturing Process change relating to the Product, including but not limited to the cost of new stability studies, submissions to the FDA and any other Regulating Groups and return of unused (if any) API from the prior source or manufactured under prior Manufacturing Processes. Allos will pay Baxter in accordance with SECTION 5.5. "Manufacturing Processes" is defined as a process used in the manufacture of API of such a type that a change in such process would require approval by the FDA or other Regulating Groups in the Territory in order to market, sell and distribute the Product in the Territory.

      6.4 RISK OF LOSS OF API. Subject to SECTION 13.2.1, Baxter will have the risk of loss or damage to API from [ * ]. In the event of loss or damage to the API during such period, Baxter will immediately notify Allos and Allos will provide to Baxter any API required for replacement thereof at [ * ]. Allos will provide to Baxter appropriate documentation evidencing such costs. Notwithstanding the foregoing, Baxter will pay no more for the additional API than [ * ] for the API, plus duty, freight, rush surcharges and testing costs, adjusted to account for cumulative CPI-U Change between the Effective Date and the date of loss. For purposes of this SECTION 6.4, the amount due for loss or damage to API shall not apply to [ * ].

      6.5 MANUFACTURING YIELD LOSSES. On an annual basis the Parties shall calculate, for all batches of Product manufactured hereunder during the previous year, the average yield of Product units as a percentage of the theoretical yield of Product units based upon the amount of API incorporated in such batches. If the average yield of Product units for the year is less than the applicable percentage set forth in EXHIBIT E, Allos will [ * ].

7.0   QUALITY MANAGEMENT AND ONGOING QUALITY RESPONSIBILITIES.

      7.1 QUALITY AGREEMENT. The responsibilities of the Parties relating to quality management are set forth in the Quality Agreement.

      7.2   COMPLIANCE WITH LAW; INTERFACE WITH REGULATING GROUPS.

            7.2.1 GENERAL. While the API, Formulation, and Product are in its possession or under its control, a Party will be responsible for complying with all applicable statutory and regulatory requirements of all applicable Regulating Groups in the Territory regarding the API, Formulation, and Product. These statutory and regulatory requirements include, but are not limited to, the considerations set forth in SECTIONS 7.2.2 and 7.2.3, and the Quality Agreement.

            7.2.2 ENVIRONMENTAL; HEALTH AND SAFETY. In carrying out its obligations under this Agreement, Baxter will comply with all applicable environmental and health and safety laws of the United States and in the Territory and, except as otherwise set forth in this Agreement, Baxter will be solely responsible, in its reasonable discretion, for determining how to carry out these obligations based upon its experience in product manufacturing. In addition to the foregoing, at all times when Baxter has possession of the API, work-in-process, or Product, Baxter will take all reasonable actions necessary to avoid spills and other safety concerns to persons and damage to property or the environment resulting from the API, Formulation, and Product or any intermediates or raw materials thereof.

            7.2.3 OTHER ADVERSE INFORMATION. Each Party will promptly notify the other Party following receipt of any relevant information, including but not limited to information regarding any threatened or pending action by Regulating Groups, that would reasonably be determined to adversely

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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affect the activity under the Development Program or the production or sale of the Product hereunder. In addition, Baxter shall promptly notify Allos of any complaints or adverse experiences of which it becomes aware relating to any Baxter container material used in the Container but that occur in products other than the Product, that would reasonably be determined to adversely affect the activity under the Development Program or the production or sale of the Product hereunder. In the event Baxter reports to Allos any complaints or adverse experiences relating solely to the Container, the Parties shall cooperate to determine if such events are likely to impact the Product. Promptly upon receipt of such notice, the Parties will consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action; PROVIDED, HOWEVER, that (a) nothing contained herein will be construed as restricting the right of either Party to make a timely report of such matter to any Regulating Groups or take other action that it deems to be appropriate or required by applicable law or regulation and (b) all information disclosed under this
SECTION 7.2.3 is subject to confidential treatment pursuant to the terms of
ARTICLE 12 .

8.0   SALES SUPPORT AND USE OF TRADEMARKS

Baxter salespeople will not promote, detail or give any advice or information regarding the Compound or its therapeutic qualities, but may advise potential customers of the availability of the Product and may promote the Container premix, ready-to-use delivery system aspects of the Product. Baxter will support the promotional efforts of Allos by cooperating in the development of the Container-related aspects of promotional materials and programs. Allos shall make no use of any Baxter trademark, name or logo without the prior written approval of Baxter, except as otherwise permitted under the terms of this Agreement with respect to Product labeling and promotional materials. Baxter shall make no use of any Allos trademark, name or logo without the prior written approval of Allos, except as otherwise permitted under the terms of this Agreement with respect to Product labeling and promotional materials.

9.0   TERM AND TERMINATION

      9.1   TERM AND EXPIRATION.

            9.1.1 INITIAL TERM. This Agreement will become effective as of the Effective Date and will terminate at the end of the [ * ] Contract Year ("Initial Term"), unless earlier terminated pursuant to the provisions of
SECTION 9.2 ("Term of the Agreement.") "Contract Year" is defined as (i) the twelve (12) month period beginning on the first day of the month in which Regulatory Approval of the Product in the U.S. is received by Allos and (ii) each successive twelve (12) month period. [ * ]

            9.1.2 AUTOMATIC RENEWAL. Upon expiration of the Initial Term, this Agreement will automatically renew thereafter for consecutive [ * ] terms on the anniversary of the Contract Year unless either Party, by not less than [ * ] prior written notice to the other Party, signifies by such notice its intention to terminate this Agreement effective upon the expiration of the applicable Contract Year.

      9.2   EARLY TERMINATION

            9.2.1 TERMINATION BY EITHER PARTY. Either Party may terminate this Agreement as follows:

                    9.2.1.1 effective immediately upon the giving of written notice, if approval of the Product's NDA is not received within forty-eight (48) months from the date of this Agreement;

                    9.2.1.2 effective sixty (60) days after written notice given by the non-breaching Party of a material breach of this Agreement by the other Party, if such breach is not cured within sixty (60) days of receipt of the notice containing details of such breach; or

                    9.2.1.3 effective immediately upon written notice given by the non-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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bankrupt Party, if the other Party files a petition in bankruptcy, or is adjudicated bankrupt, makes an assignment for the benefit of creditors, is voluntarily or involuntarily dissolved, or has a receiver, trustee or other court officer appointed for its property.

            9.2.2 PARTIAL TERMINATION. In the event that development of [ * ], either Party may terminate this Agreement as it relates to development of the Product [ * ] effective [ * ] days after written notice of an intent to terminate under this provision[ * ]. [ * ] In the event either (i) development of [ * ] but neither Party terminates this Agreement or (ii) development of [ * ], the Parties will negotiate in good faith appropriate amendments to this Agreement, including without limitation, amendments to the Development Plan and/or the Regulatory Plan, to attempt to develop a technically feasible product. The termination of this Agreement as it relates to the Product [ * ] shall not terminate this Agreement as it relates to the Product [ * ], PROVIDED, HOWEVER, that the Parties' obligations shall thereafter be [ * ], and the Minimum Purchase Requirement shall be adjusted as provided in EXHIBIT E.

10.0  EFFECTS OF TERMINATION

      10.1 PAYMENTS. Termination will not relieve or release either Party from making any payments which may be due and owing prior to the effective date of termination under the terms of this Agreement.

      10.2 TECHNOLOGY TRANSFER. At the expiration of the Term of the Agreement, or in the event of early termination under SECTION 9.2.1.2 due to a material breach by Baxter or SECTION 9.2.2, at Allos's written request, Baxter shall provide reasonable assistance in technology transfer of the manufacturing process [ * ] to another manufacturing site as directed by Allos. For the avoidance of doubt, Baxter's obligation to assist in technology transfer of the manufacturing process for [ * ], pursuant to this Section 10.2, is limited to providing documents relating solely to the Formulation and [ * ] The reasonable costs for such technology transfer shall be reimbursed by Allos if the transfer results from expiration of the Agreement or partial termination of the Agreement under SECTION 9.2.2, and the costs of the transfer shall be born by Baxter if the transfer results from a material breach by Baxter.

      10.3 DISPOSAL OF API OR PRODUCT. Upon termination of this Agreement, Baxter will promptly return all then remaining API to Allos, or if requested by Allos and at Baxter's option, destroy such API or deliver it for destruction to a third party qualified in such waste disposal. Return or destruction of API will be at Allos's expense if (i) this Agreement terminates at the expiration of its Term; (ii) termination of the Agreement arises under SECTION 9.2.1.1 (failure of Product NDA to timely issue); or (iii) termination of the Agreement is initiated by Baxter pursuant to SECTIONS 9.2.1.2 due to an act or omission of Allos or event affecting Allos under SECTION 9.2.1.3. Return or destruction of API will be at Baxter's expense if termination is initiated by Allos pursuant to SECTIONS 9.2.1.2 due to an act or omission of Baxter or an event affecting Baxter under SECTION 9.2.1.3. If upon termination of the Agreement the Parties are unable to negotiate a mutually acceptable approach to disposition of Product and work-in-process, subject to SECTION 10.4 below, Baxter shall promptly destroy such remaining Product and work-in-process. The expense of such disposition will be borne by the Parties under the same circumstances as provided above with respect to responsibility for the expense of disposition of API. If Allos is responsible for the expense of disposition of API, Product, or work-in process, Allos shall pay Baxter all amounts due Baxter under this Section within thirty (30) days after the date of Baxter's detailed invoice following completion of the designated return or destruction.

      10.4 DELIVERY OF CERTAIN ITEMS. Upon termination of this Agreement, Baxter will promptly deliver to Allos all Deliverables that have been completed or that are in process as of the date of such termination, subject to Allos' payment of the applicable Development Fee for any such completed Deliverable or a pro-rated Development Fee for any partially-completed Deliverable as mutually agreed upon by the Parties. The Parties agree that any firm purchase orders that have been issued pursuant to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION 4.4 prior to the effective date of termination will continue to be binding on the Parties and subject to all applicable terms and conditions of this Agreement after termination.

      10.5 SURVIVAL. Expiration or termination of the Agreement will not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of SECTIONS 3.1 (Product Registration Application Ownership), 13.2 (Allos Warranty), and 13.3 (Baxter Warranties), and ARTICLES 10 (Effects of Termination), 11 (Intellectual Property), 12 (Confidentiality), 14 (Indemnification), and 16 (Miscellaneous) will survive the expiration or termination of the Agreement. Any expiration or termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination.

11.0  INTELLECTUAL PROPERTY

      11.1  OWNERSHIP OF INVENTIONS.

            11.1.1. OWNERSHIP OF BACKGROUND INTELLECTUAL PROPERTY RIGHTS. Ownership of Background Intellectual Property Rights will remain in the Party owning them on the Effective Date.

            11.1.2 ALLOS INVENTIONS. The entire right, title and interest in all discoveries, inventions and improvements which are conceived or reduced to practice during the course of the work being performed pursuant to this Agreement solely by Allos or its employees, independent contractors, agents or other representatives (the "Allos Inventions") will be owned solely by Allos.

            11.1.3 BAXTER INVENTIONS. The entire right, title and interest in all discoveries, inventions and improvements which are conceived or reduced to practice during the course of work being performed pursuant to this Agreement solely by Baxter or its employees, independent contractors, agents or other representatives (the "Baxter Inventions") will be owned solely by Baxter, subject to SECTIONS 11.2.2 and 11.3, except as provided in this SECTION 11.1.3. [ * ]

            11.1.4 JOINT OWNERSHIP. Subject to SECTIONS 11.1.2 and 11.1.3, the entire right, title and interest in all discoveries, inventions and improvements which are conceived or reduced to practice during the course of the work being performed pursuant to this Agreement by (i) Allos or its employees, agents or other representatives and (ii) Baxter or its employees, agents or other representatives (the "Joint Inventions") will be jointly owned by Allos and Baxter, each of which will own an undivided one-half (1/2) interest in such invention where such employees, agents or other representatives are considered "joint inventors" under United States patent laws. Each Party will cooperate with the other in completing any patent applications relating to Joint Inventions.

      11.2  REPORTS: INFORMATION DEVELOPED DURING PROJECT.

            11.2.1 CONTENT OF REPORTS. Baxter will provide to Allos reports containing the data, test results, and specifications or procedures for the Product developed specifically for the Compound and/or the Formulation ("API/Formulation Specifications"), all as described in detail under the heading "Reports" in the Deliverables set forth in EXHIBIT D. The Reports may also contain references to (i) pre-existing Baxter standard operating procedures, specifications, material codes and their specifications, and other information developed by Baxter prior to the execution of this Agreement ("Pre-Existing Specifications") that fall within Baxter's Background Intellectual Property Rights and (ii) original laboratory notebooks and other Good Laboratory Practices documentation generated by Baxter or its agents pursuant to this Agreement ("Original Product Data.")

            11.2.2 OWNERSHIP OF REPORTS AND CONTENTS. The Reports, and the data, test results, and API/Formulation Specifications therein, will become the property of Allos and will be treated as Allos's Confidential Information and be subject to the provisions of ARTICLE 12 of this Agreement. Pre-

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Existing Specifications, Baxter Background Intellectual Property Rights, as well as Original Product Data, will remain the property of Baxter and will constitute Baxter's Confidential Information and be subject to the provisions of ARTICLE 12 of this Agreement, subject further to SECTION 11.3.

            11.2.3 ARCHIVAL COPY OF REPORTS. Baxter may retain a copy of the Reports for archival purposes.

      11.3  LICENSES.

            11.3.1 TO BAXTER FROM ALLOS. [ * ] During the Term of this Agreement, Allos grants to Baxter a worldwide, nonexclusive, royalty free license, without a right to sublicense, within the Territory, to make, use, sell, offer for sale, and import the Product [ * ] under Allos's Background Intellectual Property Rights and Allos Inventions, in accordance with and only to the extent necessary for Baxter to fulfill Baxter's obligations under this Agreement. Allos grants to Baxter a perpetual worldwide, nonexclusive, royalty free license, with a right to sublicense, under the Formulation Inventions, provided Baxter does not use such license to develop, commercialize or manufacture the Compound or any other allosteric modifier of hemoglobin on its own behalf or on behalf of any third party.

            11.3.2 TO ALLOS FROM BAXTER. During the Term of this Agreement, Baxter grants to Allos a, nonexclusive, royalty free license, without a right to sublicense, within the Territory, to make, use, sell, offer for sale, and import the Product in a Container under Baxter's Background Intellectual Property Rights and Baxter's Inventions, in accordance with and only to the extent necessary for Allos to fulfill Allos's obligations under this Agreement. For the avoidance of doubt, the license granted to Allos under this Section includes any such license rights necessary for Allos's customers, distributors, resellers, and collaboration partners to promote, use, sell, distribute and re-sell Products manufactured by Baxter for Allos under this Agreement. Baxter will (i) make Pre-Existing Specifications referenced in the Reports and Original Product Data available to Regulating Groups as required by such Regulating Groups and as provided in ARTICLE 3, and (ii) upon Allos's reasonable request, provide copies of Pre-Existing Specifications referenced in the Reports and relevant portions of Original Product Data (but excluding data or information which is unrelated to the Product) to Allos for Allos's retention and use in Regulatory Submissions outside the United States if, pursuant to ARTICLE 3, such information is reasonably required for Allos's Regulatory Submission for the Product in the Territory, provided that Allos will treat all such information as Baxter's Confidential Information under the provisions of ARTICLE 12.

      11.4  PATENTS.

            11.4.1 PATENT FILINGS ON SOLELY-OWNED INVENTIONS. Each Party will, in its sole discretion, prepare, file, prosecute and maintain Patent Applications for inventions as to which it has sole ownership under SECTIONS
11.1.2 and 11.1.3 above and will be responsible for related interference proceedings. Each Party will endeavor to ensure that such Patent Applications are filed before any public disclosure by either Party in order to maintain the validity of Patent Applications filed outside of the United States. Each Party shall provide the other Party with a copy of any Patent Application that discloses any Information of the other Party at least sixty (60) days prior to its filing in any patent agency in the Territory in order to give such Party an opportunity to object to remove references to such Party's Confidential Information. Each Party will bear all costs under this Section for inventions as to which it has sole ownership. Baxter will cooperate with Allos's perfection of filings relating to API/Formulation Specifications.

            11.4.2 JOINT INVENTIONS AND PATENT FILINGS. With respect to all Patent Applications on Joint Inventions ("Joint Patent Applications"), Baxter will prepare and file Patent Applications specifically directed to the Field on behalf of both Parties and will diligently prosecute same. At least thirty (30) days prior to the contemplated filing, Baxter will submit a substantially completed draft of all such Joint Patent Applications to Allos for its approval, which will not be unreasonably withheld. The Parties

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

will share equally the costs of the preparation, filing, prosecution and maintenance of any Joint Patent Applications and will share equally the costs of any related interference proceedings. Baxter will confer with Allos and make reasonable efforts to adopt Allos's suggestions regarding the prosecution of such Patent Applications and will copy Allos with any official actions and submissions in such Patent Applications. If either Party elects not to pay its portion of any shared costs for a Joint Patent Application, the other Party may proceed with such Joint Patent Application in its own name and at its sole expense, in which case the Party electing not to pay its share of costs will assign its entire right, title and interest in and to such Joint Patent Application to the other Party.

            11.4.3 PUBLIC DISCLOSURE. Each Party agrees to delay any public disclosure of the subject matter of any Patent Application until after filing of such Patent Application, but in no event less than one hundred eighty (180) days after notice to the other Party of the intent to disclose such subject matter.

12.0  CONFIDENTIALITY

      12.1 PRE-EXISTING CONFIDENTIALITY AGREEMENT. The Parties have previously signed a two-way disclosure agreement ("Confidential Disclosure Agreement"), a copy of which is attached to this Agreement as EXHIBIT F to cover the exchange of confidential information and materials relating to the Compound, Formulation, API, and the development of the Product. The Parties agree that all information exchanged under that agreement prior to the Effective Date will continue to be covered by terms of the that agreement. The provisions of this ARTICLE 12 supersede those with regard to information exchanged between the Parties on or after Effective Date.

      12.2 CONFIDENTIALITY. All Information or other information furnished by one Party to the other Party pursuant to this Agreement, either in writing or other tangible form, marked "Confidential" or, if disclosed orally or visually, reduced to writing and labeled "Confidential" by the disclosing Party and sent to the receiving Party within thirty (30) days of the initial disclosure thereof will be deemed to be the disclosing Party's "Confidential Information". The fact that Baxter is [ * ] shall also be deemed to be Baxter Confidential Information. Information which is not disclosed in the manner required by this Section will be conclusively presumed not to be Confidential Information under this Agreement. Except as otherwise permitted by this Agreement, the receiving Party will keep the disclosing Party's Confidential Information confidential, will not disclose, or otherwise make available the same to any person, firm, corporation or other entity, will not use the same for any purpose other than specifically authorized by this Agreement, and will in all respects treat such Confidential Information at least as carefully as it treats its own confidential and proprietary information but in no event using less than commercially reasonable efforts to protect such Confidential Information against unauthorized disclosure or use. Allos and Baxter each may disclose the other's Confidential Information to those of its officers, employees, Affiliates and consultants (other than competitors of the disclosing Party), whose review is necessary for the purposes of this Agreement and who have undertaken confidentiality, non-disclosure and non-use obligations to Allos or Baxter, as the case may be, reasonably identical in substance to those undertaken herein.

      If the other Party is acquired by, or merges with, another party having a substantial conflict of interest with the non-acquired Party in respect of the subject matter of this Agreement, or sells or transfers a substantial part of its assets to such party, the acquired Party shall take any action reasonably requested by the non-acquired Party to protect any Confidential Information from disclosure to or use by any Affiliate of the acquired Party during the period commencing with the acquisition or merger and continuing through the end of the Term (and thereafter, if appropriate).

      12.3  EXCEPTIONS. The confidentiality and non-use obligations of this
ARTICLE 12 will not apply to information, including without limitation Confidential Information, which the receiving Party is able to demonstrate:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

          (a) was in its possession prior to receipt from the disclosing Party, and was not acquired, directly or indirectly from the disclosing Party;

          (b) was in the public domain at the time of receipt from the disclosing Party through no fault of the receiving Party:

          (c) became part of the public domain through no fault of the receiving Party;

          (d) was lawfully received by the receiving Party from a third party who has no obligation of confidentiality to the disclosing Party;

          (e) was independently developed by the receiving Party as evidenced by its written records; or

          (f) was released from the restrictions of this Article by the express written consent of the disclosing Party.

      12.4 AUTHORIZED DISCLOSURES. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

      (a) to the extent required to be disclosed by applicable law or regulation, to the relevant Regulating Groups; or

      (b)   complying with applicable court orders or governmental regulations.

      Notwithstanding the foregoing, in the event that a Party is required to make a disclosure of the other Party's Confidential Information pursuant to this
SECTION 12.4, it will give the other Party reasonable prior notice thereof and a copy of the disclosure proposed to be made, and will also reasonably cooperate with the other Party to prevent or to limit such disclosure. The Parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the Parties with the United States Securities and Exchange Commission or as otherwise required by law.

      12.5 PUBLICITY. The Parties agree that any public announcement of the execution of this Agreement will be by one or more press releases mutually agreed to in advance by the Parties.

      12.6 SURVIVAL. The obligations under this Article will extend for the longer of the term of this Agreement or ten (10) years from the date of the disclosure of the Confidential Information in question.

13.0  REPRESENTATIONS AND WARRANTIES

      13.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants to the other Party that (i) this Agreement is legal and valid and the obligations binding upon such Party are enforceable in accordance with their terms, (ii) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it, and (iii) the Party owns, controls, or has the right to grant to the other Party the licenses and other rights to use the intellectual property it authorizes the other Party to use in carrying out the objectives of this Agreement; and (iv) as of the Effective Date, the Party is not aware of any restrictions, limitations or interests superior to the Party's intellectual property rights which would prevent the other Party from using such intellectual property in carrying out the objectives of this Agreement or which would cause the other Party to infringe the rights of others. During the Term of this Agreement, if a Party becomes aware of any events or circumstances that are reasonably likely to cause its representations and warranties to be untrue, the Party will promptly provide the other Party with written

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notice of such events or circumstances, including details reasonably requested by the other Party in order to evaluate the impact of such events or circumstances on this Agreement.

      13.2  WARRANTIES OF ALLOS.

            13.2.1 GENERAL. Allos warrants that API, when delivered to Baxter hereunder, (i) will be manufactured, tested, and packaged in accordance with applicable cGMP regulations and all applicable laws and regulations of the FDA and other applicable Regulating Groups in the Territory; (ii) will meet the API Specifications; and (iii) will not be adulterated or misbranded within the meaning of the FD&C Act or any similar laws or regulations of applicable Regulating Groups in the Territory. NO OTHER EXPRESSED OR IMPLIED WARRANTY EXISTS REGARDING API, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALLOS EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES.

            13.2.2 REPLACEMENT. Subject to Allos's indemnification obligation under SECTION 14.1, Allos's sole obligation and Baxter's exclusive remedy for breach of Allos's warranty set forth in SECTION 13.2.1 will be [ * ] and [ * ], or the Manufacturing Fee per unit of Product required to be replaced using non-defective API, as applicable. Following notice from Baxter and at the direction of Allos, Baxter will return any then remaining defective API to Allos or, at Baxter's option if requested by Allos, destroy the same or deliver it to a third party qualified in such waste disposal. With respect to defective Product and work-in-process that incorporates defective API, Baxter will, at its option, destroy the same or deliver it to a third party qualified in such waste disposal. Allos will bear the cost of any return of API, including freight and handling, and the costs of destroying any defective API, Product and/or work-in-process. Allos will, at its expense, replace defective API as expeditiously as possible and pay Baxter for Product and work-in-process incorporating defective API to the extent required under this SECTION 13.2.2 within thirty (30) days of receipt of Baxter's detailed invoice.

      13.3  WARRANTIES OF BAXTER.

            13.3.1 GENERAL. Baxter warrants that Product manufactured under this Agreement, at the time of release at Baxter's manufacturing facility (i) will be manufactured, tested, and packaged in accordance with applicable cGMP regulations and all other applicable regulations of the FDA and other applicable Regulating Groups in the Territory; (ii) will meet the Product Specifications; and (iii) will not be adulterated or misbranded within the meaning of the FD&C Act or any similar laws or regulations of applicable Regulating Groups in the Territory. Notwithstanding the foregoing, this warranty will not extend to the API or the Formulation Specifications (except to the extent covered in SECTION
13.3.1 (i) and (ii), above)) nor to Product labeling (to the extent the correct revision of the Product labeling is used,). NO OTHER EXPRESSED OR IMPLIED WARRANTY EXISTS, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND BAXTER EXPRESSLY DISCLAIMS ANY SUCH WARRANTIES.

            13.3.2 REPLACEMENT. Subject to Baxter's indemnification obligation under SECTION 14.2, Baxter's sole obligation and Allos's exclusive remedy for breach of Baxter's warranty set forth in SECTION 13.3.1 will be limited to a prompt replacement of the Product at no cost to Allos. Following Baxter's notice to Allos that additional API will be required to replace defective Product, Allos will promptly provide to Baxter any API necessary for replacement of such Product at the actual replacement cost of the API paid by Allos to its supplier including duty, freight, rush surcharges and testing costs. Allos will provide to Baxter appropriate documentation evidencing such costs. Notwithstanding the foregoing, Baxter will pay no more for the additional API than [ * ] for the API, plus duty, freight, rush surcharges and testing costs, adjusted to account for [ * ].

      13.4 LIMITATION OF WARRANTIES. Except as provided in ARTICLE 14, or as otherwise expressly stated in this Agreement, neither Party will be liable to the other Party for any special, indirect, incidental

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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or consequential damages arising from a breach of warranty under this Agreement.

14.0  INDEMNIFICATION AND INSURANCE

      14.1 INDEMNIFICATION BY ALLOS. Allos, on its own behalf, and on behalf of its Affiliates, will defend, indemnify and hold harmless Baxter and its Affiliates and their respective directors, officers, shareholders, employees and agents, and each of their successors and permitted assigns, from and against any and all third party claims, actions or causes of action ("Claims") and all resulting liabilities, losses, damages, costs or expenses incurred in connection with the defense of such Claims, and resulting settlements, awards or judgments, including reasonable attorneys' fees, which arise out of or relate to (i) the failure of API provided by Allos hereunder to meet the warranties set forth in
SECTION 13.2; (ii) a breach by Allos of any of its other representations, warranties, covenants, agreements or obligations under this Agreement; (iii) negligence or willful misconduct of Allos in the performance or nonperformance of Allos's obligations under this Agreement; (iv) personal injury or property damage caused directly by the use of the Product (including the API) at any time before or after first commercial sale (except to the extent covered by Baxter's indemnification obligations set forth in SECTION 14.2); or (v) any patent, trade name, trademark, service mark or copyright infringement or misuse, or any claim or judgment of such infringement or misuse thereof, relating to the Compound or the Formulation, or the intellectual property licensed to Baxter under SECTION 11.3.1, or the use or printing of any trademark(s), trade names or copyrightable materials of Allos or its Affiliates, as authorized by this Agreement.

      14.2 INDEMNIFICATION BY BAXTER. Baxter will defend, indemnify and hold harmless Allos and its Affiliates, and their respective directors, officers, shareholders, employees and agents, and each of their successors and permitted assigns, from and against any and all third party claims, actions or causes of action ("Claims") and all resulting liabilities, losses, damages, costs or expenses incurred in connection with the defense of such Claims, and resulting settlements, awards or judgments, including reasonable attorneys' fees, which arise out of or relate to (i) the failure of Product provided by Baxter hereunder to meet the warranties set forth in SECTION 13.3; (ii) a breach by Baxter of any of its other representations, warranties, covenants, agreements or obligations under this Agreement; (iii) the negligence or willful misconduct of Baxter in manufacturing Product or in the performance or nonperformance of any of Baxter's obligations under this Agreement; (iv) personal injury or property damage caused directly by the Container or any contaminants introduced by Baxter into the Product during its manufacture; or (v) any patent, trade name, trademark, service mark or copyright infringement or misuse, or any claim or judgment of such infringement or misuse thereof, relating to the Container or the manufacturing processes or equipment used by Baxter to manufacture the Product (except to the extent covered by Allos's indemnification obligations set forth in SECTION 14.1) or the intellectual property licensed to Allos under
SECTION 11.3.2, or the use of any trademark(s), trade names or copyrightable materials of Baxter or its Affiliates as authorized by this Agreement.

      14.3 NOTICE; PROCEDURE. The indemnified Party will give the indemnifying Party prompt written notice of any claim, proceeding or suit for which it seeks indemnification under SECTIONS 14.1 or 14.2 (hereafter, a "Matter"). The indemnifying Party will have fifteen (15) business days after receipt of the indemnified Party's notice to notify the indemnified Party that the indemnifying Party elects to conduct and control the defense of such Matter. If the indemnifying Party does not give the foregoing notice, the indemnified Party will have the right to defend or settle such Matter in the exercise of its exclusive discretion, and the indemnifying Party will, upon request from the indemnified Party, promptly pay to it in accordance with SECTIONS 14.1 or 14.2, as the case may be, the amount of any liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting from such Matter. If the indemnifying Party GIVES the foregoing notice, the indemnifying Party will have the obligation and sole authority to undertake, conduct and control, through counsel of its own choosing and at the sole expense of the indemnifying Party, the conduct and control of the defense and any settlement of such Matter and the indemnified Party will cooperate with the indemnifying Party in connection therewith; provided that: (a) the indemnifying Party will not thereby permit any lien, encumbrance or other adverse charge upon any

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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asset of the indemnified Party; (b) the indemnifying Party will permit the indemnified Party to participate in the defense or settlement through counsel chosen by the indemnified Party, but the fees and expenses of such counsel will be borne by the indemnified Party except as provided in clause (c) below; and
(c) the indemnifying Party will agree to reimburse promptly under SECTIONS 14.1 or 14.2, as the case may be, the indemnified Party for the full amount of any liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting from the Matter, except for any fees and expenses of counsel for such indemnified Party incurred after the assumption of the conduct and control of such Matter by the indemnifying Party. So long as the indemnifying Party is contesting any Matter in good faith, the indemnified Party will not pay or settle any such Matter; except that such indemnified Party will have the right to pay or settle any such Matter but in so doing such indemnified Party will be deemed to have waived any right to indemnity therefore by the indemnifying Party under SECTION 14.1 or 14.2, as the case may be.

      14.4 NO CLAIM FOR LOSSES. Except for those liabilities, losses, damages, cost or expenses payable by a Party pursuant to this Article 14, in no event will either Party or their respective Affiliates be liable for any special, indirect, incidental or consequential damages arising out of this Agreement.

      14.5 RECALL EXPENSES. If a recall or withdrawal is initiated due to any of the matters for which Baxter is indemnifying Allos under SECTION 14.2 of the Agreement, then Baxter will, in addition to its other obligations under this Agreement, reimburse Allos for (i) all API incorporated into the recalled or withdrawn Product at the price set forth in SECTION 6.4 of the Agreement, (ii) the Manufacturing Fees and Product Maintenance Fees paid by Allos associated with the number of units of recalled or withdrawn Product; and (iii) all direct, out-of-pocket expenses which are incurred and documented by Allos in connection with such recall or withdrawal. If a recall or withdrawal is initiated due to any of the matters for which Allos is obligated to indemnify Baxter under
SECTION 14.1 of the Agreement, then Allos will, in addition to its other obligations hereunder, reimburse Baxter for all direct, out-of-pocket expenses which are incurred and documented by Baxter in connection with such recall or withdrawal.

      14.6 INSURANCE. Baxter is self-insured for the types of liabilities for which by Baxter is likely to arise under SECTION 14.2. Allos will obtain and keep in force at its sole expense during the Term of this Agreement, the following insurance covering Allos and its agents, employees, representatives and subcontractors: (i) Comprehensive or Commercial General Liability in an amount not less that [ * ] each occurrence combined single limit for bodily injury and property damage for products/completed operations (including vendors coverage), blanket contractual liability, personal injury and independent contractors protective insurance, which name Baxter as an additional insured and require at least thirty (30) days written notice to Baxter prior to any cancellation, non-renewal or material change in coverage. Allos will provide Baxter with a certificate of insurance evidencing compliance with this insurance obligation.

15.0  ALTERNATE DISPUTE RESOLUTION

      The Parties will attempt to settle any claim or controversy arising out of this Agreement through good faith negotiations and in the spirit of mutual cooperation. Any issues that cannot be resolved by the Steering Committee pursuant to SECTION 1.3 will be referred to a senior management representative from each of the Parties who has the authority to resolve the dispute. In the event such senior management representatives cannot resolve the dispute, the dispute will be mediated by a mutually acceptable mediator to be chosen by the Parties within thirty (30) days after written notice by the Party demanding mediation. Neither Party may unreasonably withhold consent of the selection of the mediator and the Parties will share the costs of the mediation equally. The Parties may agree to replace mediation with some other form of Alternative Dispute Resolution ("ADR"), such as neutral fact-finding or a mini-trial. Any dispute which cannot be resolved by the Parties through mediation or another form of ADR within ninety (90) days of the date of the initial written demand for mediation may then, and only then, be submitted to the Federal or state courts, as appropriate, for resolution. Nothing in this Section will prevent either Party from resorting to judicial process if (i) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (ii) injunctive relief from a court is necessary to prevent serious and irreparable injury to

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

one Party or to others.

16.0  MISCELLANEOUS

      16.1 ASSIGNMENT AND BINDING EFFECT. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. All rights of either Party under this Agreement are personal and will not be assigned, nor will the performance of either Party's duties be delegated, without the prior written consent of the other Party, except that upon prior written notice either Party may assign its rights and obligations under the Agreement to any of its Affiliates, and either Party may (subject to the provisions of SECTION12.2) assign its rights in connection with the sale or assignment of substantially its entire business or in connection with the merger or corporate reorganization of a Party. An assignment permitted under this Section will not be effective, however, unless the purchaser, assignee, or transferee assumes such Party's obligations under this Agreement and the assignment will not relieve the assigning Party of its responsibilities under this Agreement.

      16.2 ENTIRE AGREEMENT. This Agreement together with its Exhibits, including the separate Confidential Disclosure Agreement set forth in EXHIBIT F, and the Quality Agreement, together contain the entire agreement between the Parties relating to the subject matter hereof and all prior written or verbal proposals, discussions, and writings by and between the Parties and relating to the subject matter, are superseded hereby. None of the terms of this Agreement will be deemed to be waived by either Party or amended, unless such waiver or amendment is in writing executed by both Parties and such writing recites specifically that it is a waiver of or an amendment to the terms of this Agreement. In addition to the matters referenced in the text of this Agreement as set forth in attached EXHIBITS A through F, the Parties agree to be bound by the additional terms and conditions set forth in all other Exhibits, if any, attached to this Agreement, to the same extent as if such provisions were referenced in and incorporated into the text of this Agreement. In the event of a conflict between any of the provisions of the Quality Agreement and this Agreement, the provisions of this Agreement shall govern.

      16.3 GOVERNING LAW. This Agreement will be deemed to have been entered into in the State of Illinois and its interpretation and construction and the remedies for its enforcement or breach are to be applied pursuant to and in accordance with the laws of the State of Illinois without reference to any rules of conflict of laws.

      16.4 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties agree to replace any invalid provision or parts thereof by new provision(s) which closely approximate the economic and proprietary results intended by the Parties.

      16.5 WAIVER. The waiver by either Party hereto of any right hereunder or of a breach by the other Party will not be deemed a waiver of any other right hereunder or of any other breach by said other Party whether of a similar nature or otherwise.

      16.6  FORCE MAJEURE.

            16.6.1 GENERAL. Neither Party will be liable, or deemed in breach of its obligations under this Agreement, for a delay in performance or nonperformance as the result of an act of governmental authority (excluding any act occasioned by a breach of the terms of this Agreement or willful misconduct of a Party or where such acts could have been prevented by reasonable measures of the affected Party), war, acts of terrorism, riot, fire, explosion, hurricane, flood, strike, lockout, or injunction or any other similar cause beyond its reasonable control preventing the manufacture, shipment, or acceptance, of the Product, or any component thereof ("Force Majeure") provided that the affected Party (i) promptly

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notifies the other Party of the Force Majeure event as provided in SECTION
16.6.2 (ii) uses reasonable diligence and efforts to remedy the situation if reasonably capable of being remedied by that Party, (iii) continues performance of its obligations to the extent the Force Majeure event permits, and (iv) resumes performance of its obligations delayed by Force Majeure events as soon as possible. This requirement that any Force Majeure be remedied with all reasonable dispatch will not require settlement of strikes or labor controversies by acceding to the demands of the opposing parties.

            16.6.2 NOTICE. A Party affected by Force Majeure will promptly notify the other explaining the nature, details, and expected duration thereof. The affected Party will advise the other Party from time to time as to progress in remedying the situation and as to the time when the affected Party expects to resume its obligations and will notify the other Party as to the expiration of any Force Majeure as soon as the affected Party knows the date thereof. If a Party anticipates that a Force Majeure is reasonably likely to occur, that Party will notify the other immediately, explaining the nature, details, and expected duration thereof.

            16.6.3 REMEDY. If Baxter becomes subject to an event of Force Majeure which interferes with or prevents production of Product at its current production plant, the Parties shall within thirty (30) days of the event meet to discuss and attempt to mutually agree on implementation of an action plan, including, if appropriate, the possible transfer of production of Product to another Baxter plant. If no alternative plant is available or if Baxter is unable to reasonably project that within three (3) months of the event it will be able to achieve at least a ninety percent (90%) production level recovery, Allos may choose to terminate this Agreement on thirty (30) days written notice. Notwithstanding any of the preceding or any other terms of this Agreement, if beginning three (3) months after the initial onset of the event of Force Majeure Baxter is unable to timely deliver at least ninety percent (90%) of Product ordered by Allos for two (2) months out of any three (3) month period, Allos may choose to terminate this Agreement on thirty (30) days written notice.

      16.7 RELATIONSHIP OF THE PARTIES. It is expressly acknowledged and agreed that Baxter and Allos will be independent contractors and that the relationship between the two Parties will not constitute a partnership, joint venture or agency. Despite the collaborative relationship between Baxter and Allos under this Agreement, neither Party, nor its agents or employees, will be deemed agents or representatives of the other Party. Neither Party will have the right to enter into any contracts or commitments in the name of or on behalf of the other Party, without the prior written consent of the other Party to do so. Nothing herein will be construed as granting any license or right under any patent or trademark right of either Party, by implication or otherwise, to the other except as expressly provided herein.

      16.8 NOTICES. All notices or other communications which are required or permitted under this Agreement will be in writing and deemed delivered at the time they are personally delivered, or on the business day next following the date of transmission when sent by confirmed facsimile transmission, or two (2) business days after being sent by a nationally-recognized overnight courier, and addressed as follows:

      If to Baxter:

      Baxter Healthcare Corporation
      Global Drug Delivery
      Route 120 and Wilson Road
      Round Lake, Illinois 60073
      Attention: Joel A. Tune
                   General Manager
      Fax No: 847-270-3410

      With a copy to:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      Baxter Healthcare Corporation
      One Baxter Parkway
      Deerfield, Illinois  60015

      Attention: Thomas Sabatino, Esq.
                  General Counsel
      Fax No: 847-948-2450

      If to Allos:

      Allos Therapeutics, Inc.
      11080 CirclePoint Road, Suite 200
      Westminster, CO  80020
      Attention: Douglas Johnson
               VP of Manufacturing
      Fax No:  303-412-9162

      With a copy to:

      Cooley Godward LLP
      380 Interlocken Crescent, Suite 900
      Broomfield, CO  80021
      Attention: Steven Dupont
      Fax No: 720-566-4099

      16.9 EXPORT. Each Party will adhere to the United States Export Administration Laws and Regulations and will not export or re-export any technical data or Information received from the disclosing Party or the direct product of such technical data or Information to any proscribed country listed in the United States. Export Administration Regulations, unless properly authorized by the United States Government.

      16.10 REVIEW WITH COUNSEL. Each Party agrees that it has had the opportunity to review this Agreement with its legal counsel. Accordingly, the rule of construction that any ambiguity in this Agreement is to be construed against the drafting party will not apply.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representative as of the date first set forth above.

BAXTER HEALTHCARE CORPORATION               ALLOS THERAPEUTICS, INC.

By:/s/ Joel A. Tune                         By:/s/ Michael E. Hart
   ---------------------------------           ---------------------------------
Printed Name:  Joel A. Tune                 Printed Name: Michael E. Hart

Title: Vice President and General Manager   Title: President and Chief Financial
       Global Drug Delivery                        Officer

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                             PRODUCT SPECIFICATIONS

      Product Label:            Standard label - Identifying Information to be
                                determined

      Dose:                     75 - 100 mg/kg

      Nominal Volume:           [ * ]

      Concentration:            20 mg/mL

      Diluent:                  Water for Injection, USP

      Buffer:                   [ * ] phosphate (Na2HPO4 and NaH2PO4), USP

      Osmotic adjuster:         [ * ] NaCl, USP

      pH:                       Final product pH [ * ]

      Premix Container:         Type I Glass [ * ]

      Closure: [ * ] West Gray Bull's Eye non-siliconized stopper

                                [ * ]

      Sterilization:            [ * ]

      Packaging:                Pack Factor of 6 intermediate cartons, each
                                containing one 500mL unit, per shipper carton

      Minimum Shelf Life:       24 Months [ * ]

      Storage Conditions:       Controlled Room temperature (20 - 25 DEG. C)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                                DEVELOPMENT PLAN


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

BAXTER [LOGO]

                                                                   APPROVAL FORM

Baxter Healthcare Corporation
Scientific Affairs
Round Lake, Illinois 60073                                 Reference SOP # [ * ]

Project Title:
                 RSR13 Intravenous Injection

Project Number:  [ * ]        PQA Number:  [ * ]

    /X/ FORMULATION PLAN     / / ANALYTICAL STRATEGY     / / ANALYTICAL PLAN

Check box of document being approved.

     APPROVAL SIGNIFIES THAT THE ENTIRE DOCUMENT HAS BEEN REVIEWED AND THAT THE REQUIREMENTS OF THE APPROVER'S FUNCTIONAL AREA HAVE BEEN ADEQUATELY ADDRESSED BY THE STRATEGY OR PLAN.

                   Name                           Signature            Date
--------------------------------------------------------------------------------
Author: S. Brynjelsen                         /s/ S. Brynjelsen     9-13-02

Technical Leader: S. Brynjelsen               /s/ S. Brynjelsen     9-13-02

Product Development: S. Vincent               /s/ S. Vincent        9-16-02

Stability Operations: J. Fosco                /s/ J. Fosco          9-16-02

Pharmaceutical Company: D. Johnson, Allos     /s/ D. Johnson        9-17-02

Pharmaceutical Technology: Rao Chilamkurti    /s/ R. Chilamkurti    9-17-02


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                             Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


I.   PROJECT INFORMATION

PRODUCT TYPE: Premix Injection

DRUG COMPANY/ALLIANCE COMPANY: Allos Therapeutics, Inc.

INTENDED MARKET:     US, Europe, Canada

DESCRIBE PROPOSED PRODUCT:

  PRODUCT TYPE                               PROPOSED
--------------------------------------------------------------------------------
                    RSR13 is a synthetic allosteric modifier of hemoglobin. The product is intended to be sterile and non-pyrogenic. The
Description         formulation will be packaged in Type I Glass containers.

                                   500 mL fill in 500 mL container

Concentration                             20.0 mg/mL RSR13

                                  Tonicity agent: [ * ] Sodium Chloride

                                       Buffer: [ * ] phosphate

Excipients          [ * ] Sodium Phosphate, Monobasic, Monohydrate, USP
                    [ * ] Sodium Phosphate, Dibasic, Anhydrous, USP

pH                                            [ * ]

pH Adjusters                               0.1 N NaOH/HCl

Administration      Infused via central catheter line 30 minutes prior to daily radiation therapy for the duration of the treatment.


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                             Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


DESCRIBE EXISTING LIMITS:

               ATTRIBUTE                             METHOD                                 LIMITS
-----------------------------------------------------------------------------------------------------------------------
Physical description                           Visual Examination                   Clear, colorless solution

                                                     HPLC RT                Consistent with reference
                                                                            material
Identification                                                              Consistent with reference
                                                                            material
                                                  UV Spectrum

pH                                                  USP (791)                                [ * ]

Osmolality                                          USP (785)                            [ * ] mOsm/kg

Assay                                         HPLC external standard                       90.0-110.0%

Process Impurities                                     HPLC
     [ * ]                                      area normalization                           NMT 0.05%
     [ * ]                                      area normalization                           NMT 0.10%
     [ * ]                                      area normalization                           NMT 0.05%
     [ * ]                                      area normalization                           NMT 0.05%
     Total process impurities                   area normalization                           NMT [ * ]
Degradants
     [ * ]                                       external standard                           NMT [ * ]
     [ * ]                                       external standard                           NMT [ * ]
     Unidentified individual degradant          area normalization                           NMT 0.05%
     Total Degradants                           area normalization                             Report

Total of Impurities and Degradants                                                           NMT [ * ]

Sterility                                            USP (71)                                Sterile

Bacterial Endotoxin                                  USP (85)                              NMT 1.0 EU/mL

Particulate Matter                               USP (788) for LVP          LESS THAN OR EQUAL TO 3 particles/mL GREATER THAN OR
                                                                                                EQUAL TO 25 um
                                                                            LESS THAN OR EQUAL TO 25 particles/mL GREATER THAN OR
                                                                                                EQUAL TO 10 um

Note: NMT = Not More Than         Source of Limits: Allos Therapeutics, Inc.

DESCRIBE EXISTING LABELING:
Please see Attachment I for a copy of the Product Label.

RSR13 Intravenous Injection
For Clinical Trial Use Only
Store at controlled room temperature 15 DEG. - 25 DEG.C (59 DEG. - 77 DEG.F). Protect from light.
See protocol for dosage and administration.
Each mL contains:

     RSR13 Acid (added as RSR13 sodium salt)      20 mg
     [ * ]                                        [ * ] mg
     Dibasic Sodium Phosphate, USP                [ * ] umoles
     Monobasic Sodium Phosphate, USP              [ * ] umoles
     Hydrochloric Acid and/or Sodium Hydroxide may have been added to adjust pH


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                             Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


COMPENDIAL REQUIREMENTS FOR FINISHED PRODUCT:

     No USA (USP) or European (EP) monograph exists for RSR13.

II.  BACKGROUND INFORMATION:

RSR13 is a synthetic allosteric modifier of hemoglobin. It is used as an adjunct radiation sensitizer in the treatment of brain metastases. RSR13 enhances the efficacy of radiation therapy by binding to the central water cavity of the hemoglobin tetramer, reducing its oxygen-binding affinity and increasing oxygen release to hypoxic cells within the tumor. Subsequent radiation therapy creates free radicals from the oxygen, increasing tumor sensitivity and apoptosis in tumor cells.

Allos therapeutics has conducted past clinical studies using RSR13 formulation previously manufactured by Akorn Incorporated. Allos intends to engage Baxter International to manufacture RSR13 Injection as well. RSR13 Injection is a sterile, non-pyrogenic solution of RSR13 in [ * ] NaCl diluent with [ * ] phosphate buffer. Each mL contains 20.0mg RSR13 (free acid), [ * ] sodium chloride, [ * ] Na(SUB 2)HPO(SUB 4) and [ * ] NaH(SUB 2)PO(SUB 4).H(SUB 2)O. The pH limit is from [ * ] in the RSR13 formulation. Injection volumes of 500 mL will be packaged in Type I Glass containers with West [ * ] gray [ * ] stoppers.

[ * ] REQUIREMENTS:

     [ * ]


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                             Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


                             CONSIDERATIONS FOR API

                                    (see [ * ])

       DESCRIPTION                              COMMENTS
--------------------------------------------------------------------------------
    Literature Search       No compendial requirements have been found. Refer to
                            limits established by Allos Therapeutics, Inc.

   MSDS and EHS Hazard      Category [ * ] Pharmaceutical agent. Please refer to
      Classification        Attachments II and III.

                            RSR13 (efaproxiral) is a synthetic allosteric
                            modifier of hemoglobin. It is obtained as a [ * ]
                            crystalline powder with MW 363.4 (Na salt) and 341.4
    Physical-Chemical       (free acid). Allos Therapeutics, Inc. has reported
       Description          the existence of [ * ] polymorphic forms of RSR13,
                            designated as forms [ * ]. The [ * ] the drug
                            substance of interest corresponds to [ * ]. RSR13
                            melts over the range 242 - 248 DEG.C. Please see
                            Attachment IV for the chemical structure of RSR13.

                            Please see Attachment V for the solubility profile
        Solubility          of RSR13 Sodium Salt as a function of pH and
                            temperature. The aqueous solubility of RSR13 at 25.5
                            DEG. C ([ * ]) has been reported as [ * ].

                            The following process impurities have been identified:
                               I.      [ * ]
        Impurities             II.     [ * ]
                               III.    [ * ]
                               IV.     [ * ]

       Degradation          When exposed to extreme temperatures or with
    Products/Mechanism      extended exposure to intense light RSR13 degradation
                            may occur.

     pH/Rate Profile        Refer to Magellan report [ * ].

    Concentration/Rate      No information on concentration/rate profile for
                            RSR13 was found in the Profile literature.

 Storage Requirements and   Store the solid RSR13 material [ * ]C and [ * ]
                            relative humidity. Protect from Hygroscopicity
                            light. RSR13 is [ * ] hygroscopic.

      Optical Purity        RSR13 does not have a chiral center, hence it is not
                            optically active.

       Pyrogenicity         NMT [ * ]. Obtained from technical package provided
                            by Allos Therapeutics, Inc.

   Stability-Indicating
Procedures and Validation   Please refer to the Analytical Plan.
           Data

         Disposal           Please refer to Attachment II.

      Eutectic Point        No information is available.


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                             Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


                       CONSIDERATIONS FOR FINISHED PRODUCT

       DESCRIPTION                              COMMENTS
--------------------------------------------------------------------------------
       Light Sensitive         Slight degradation under extended exposure with
                               intense light. Reference photostability report for
                               Allos/Magellan entitled, "Photostability, Thermal
                               Cycling and Freeze/Thaw Stability of RSR13" for
                               protocol TTP-ATB-C0016 (issued January 11, 2002).

      [ * ] Sensitive          [ * ] may play a role in the [ * ] of RSR13,
                               [ * ]. Reference Allos Therapeutics report
                               entitled, "Kinetics Investigation of Impurity
                               Formation inRSR13 for Injection" for protocol
                               TTP-ATB-C0011 (issued December 19, 2001).

                               Container - 500 mL Type I Glass Bottle (Kimble);
                               28 mm w/out graduations.
        Compatible             Closure - 28 mm West Gray Saftiflask [ * ]Stopper
  Container/Closure System     ([ * ]).
                               Crimp - 28 mm 3 piece aluminum cap with
                               polypropylene coated disk.

         Degradant             [ * ]

 Thermal Stability Capable of  [ * ]
   Terminal Sterilization?

    Terminal Sterilization     [ * ]
           Losses

        Optimum Diluent        The proposed product contains [ * ] NaCl as the
                               diluent. Product solvent is Water for Injection
                               (WFI).

       Color Formation         The proposed product is clear and colorless. The
                               photostability study (TTP-ATB-C0016 by
                               Magellan/Allos) revealed [ * ] exposure to
                               excessive light.

   Osmolality Requirements     [ * ] mOsm/kg

                               The proposed product incorporates a [ * ]
                               phosphate buffer, comprised of:
        Optimum Buffer         -    sodium phosphate, monobasic, monohydrate
                               -    sodium phosphate, dibasic, anhydrous
                                    (or sodium phosphate, dibasic, heptahydrate)

         Anticipated           [ * ]
 Stability-Limiting Factors

    Container Adsorption       Not applicable. The container is a Type I Glass
      Characteristics          Bottle.

    Storage Requirements       Store at controlled room temperature 15 DEG. -
                               25 DEG.C (59 DEG. - 77 DEG.F).

   Optimum Formulation pH      The proposed product limits indicate a pH range
                               of [ * ].

Stability w/Respect to Buffer  [ * ]
         Catalysis

 Sensitivity to Trace Metals   [ * ]


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


III. CONCLUSIONS & SUMMARY OF PREVIOUS WORK

(EXCERPT FROM ALLOS THERAPEUTICS DEVELOPMENT REPORT ENTITLED "PHARMACEUTICAL DEVELOPMENT REPORT FOR RSR13 INJECTION" ISSUED 13 SEPTEMBER 2002)

FORMULATION DEVELOPMENT
The five formulations used during the clinical development program are outlined in the proceeding table. The basis for their selection and reasons leading to modifications will be presented subsequently. Formulation 5 represents the commercial product and was the product used in the pivotal clinical trial.

RSR13 INJECTION FORMULATIONS

                                                        FORMULATION
                            -------------------------------------------------------------------
        PROPERTY                 1             2             3             4             5
-----------------------------------------------------------------------------------------------
      Manufacturer              PDC           PDC           PDC          Akorn         Akorn
-----------------------------------------------------------------------------------------------
        Contents            [ * ] mg/mL   [ * ] mg/mL   [ * ] mg/mL   [ * ] mg/mL   [ * ] mg/mL
      Efaproxiral
  (added as sodium salt)
        NaCl, USP              [ * ]         [ * ]         [ * ]         [ * ]         [ * ]
    Phosphate buffer           [ * ]         [ * ]         [ * ]       [ * ]           [ * ]

     Volume of unit            50 mL        100 mL         100 mL       100 mL        500 mL

       Osmolality              [ * ]         [ * ]         [ * ]         [ * ]         [ * ]
       (mOsmol/L)
      (calculated)

  pH post-sterilization        [ * ]         [ * ]         [ * ]         [ * ]         [ * ]
        (actual)

                                                                         RT-004
                                             RT-004       RT-007         RT-007
                                HV-001       RT-006       RT-007b        RT-007b       RT-009
Clinical trials supported       RT-002       CV-020       RT-008         RT-008        RT-010
                               SBL-010       CV-021       HV-002         RT-010        CT-001
                                             CPB-011                     CPB-012
                                                                         CV-021

                                                                                     11219-02,
                                                           CTM-612,                   AL0-01,
                                            CTM-550,       CTM-622,                   AL0-02,
                                            CTM-575,       CTM-626,      41348        AL0-03,
                                            CTM-577,       CTM-630,      61458        AL0-04,
 Clinical lots produced       CTM-451,      CTM-591,       CTM-631,      121058       AL1-01,
                              CTM-480       CTM-602,       CTM-632,      31719        AL1-02,
                                            CTM-604,       CTM-634,                   AL1-03,
                                            CTM-611        CTM-635                    AL1-04


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


                                                                                                RS13.000005-01,
                                                                                                RS13.000008-01,
                                          2088-30696A,                                          RS13.000010-01,
   API Lots Used               DL04,      2088-16497A,    RS13.000001-01,   RS13.000005-01,     RS13.000012-01,
                               DL02      RS13.000001-01   RS13.000005-01    RS13.000007-01-01   RS13.000013-01

                       Reference: Allos Therapeutics, Inc.

During the clinical program of product usage, several minor characteristics were found to require adjustment to achieve a more acceptable commercial product. The simplicity of the formulation facilitated optimization through relatively straightforward techniques. The principal areas of investigation included:

 -   drug concentration
 -   physical stabilization
       -   [ * ] control
       -   [ * ] control
 -   [ * ] of efaproxiral
 -   total volume

DRUG CONCENTRATION

Initially (Formulation 1) the concentration was [ * ] mg/mL efaproxiral (or [ * ] mg/mL efaproxiral sodium). This concentration was chosen because it was about [ * ] of RSR13-Na. The solution was then diluted with [ * ] saline to the appropriate concentration for administration in the clinic. For Formulations 2-4 the concentration was decreased to [ * ]. This was done in order to move the concentration of the drug product further from the aqueous solubility limit which was measured as approximately [ * ]. For indications where the dosing instructions call for administering efaproxiral injection via a central line the final formulation (Formulation 5) is [ * ] administration from the bottle.

PHYSICAL STABILIZATION

The formation of [ * ] occurred in early lots of RSR13 Injection. Some of the batches of [ * ] failed to meet the USP requirements for particulate matter in small-volume parenterals. During clinical trials these [ * ] required filtration prior to use [ * ] the very small quantities of [ * ]. While the [ * ] drug was enough to cause several [ * ] requirements for [ * ] the amount of efaproxiral removed from solution [ * ] relative to the 20 mg/mL. Studies demonstrated that [ * ] potency occurred and also that [ * ] the units would [ * ].
The [ * ] Fourier-transform infrared spectroscopy (FTIR) as efaproxiral or a salt thereof. [ * ]. This is consistent with the solubility properties of the acid and salt forms. The pKa for [ * ] of about [ * ] does not afford [ * ] a pH greater than [ * ]. Beginning with [ * ], buffering agents


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


were introduced, first at [ * ] and then at [ * ]. The [ * ] concentration of [
* ] provided the [ * ] of the formulation. The pH is adjusted to an [ * ] of [ * ] (after the addition of [ * ]), which decreases to [ * ] following [ * ]. [ * ] batches have been made of [ * ]. Since introducing the [ * ] buffer, there have been [ * ] at any stability interval. (As of [ * ] this represents [ * ] intervals at [ * ], [ * ] intervals at [ * ] and [ * ] intervals at [ * ].)

HYDROLYSIS OF EFAPROXIRAL

While efaproxiral is [ * ] in aqueous solution, [ * ] degradation through [ * ] does occur to produce [ * ] and [ * ]. The reaction, [ * ], is accelerated [ * ] and proceeds slowly during storage at [ * ].

                                      [ * ]

Stability studies of [ * ] have shown that the [ * ] reaction is [ * ] with this [ * ]. At [ * ], where the [ * ], the [ * ] over [ * ] months is about [ * ]. The molecular weight of the [ * ] is approximately [ * ] that of the molecular weight of [ * ]. Thus, [ * ] amounts of [ * ] and [ * ] form [ * ]. The figure below shows the growth of [ * ] and [ * ] from four different lots of RSR13 Injection.


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


                                      [ * ]

       Reference: Allos Therapeutics Pharmaceutical Development Report for
                                 RSR13 Injection
                           (Issued 13 September 2002)


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


IV.  CONCLUSIONS FROM FEASIBILITY AND DEVELOPMENT STUDIES

GLASS CONTAINER STUDIES:

PROTOCOL NO.                       TITLE                                         CONCLUSION
--------------------------------------------------------------------------------------------------------------------
                                                            RSR13 solubility in [ * ] is influenced by [ * ].  From
[ * ]             Determination of the pH-Solubility        [ * ] at 25.5 DEG.C, the solubility of RSR13 in water is
                     Profile for RSR13 Solutions            [ * ].  Below [ * ], the solubility in [ * ] due to the
                                                            formation of [ * ] acid.

                                                            The titration of RSR13 test articles [ * ]
                Determination of Titratable Acidity in      w/standardized 0.0009N NaOH showed [ * ].  Thus, the
[ * ]                       RSR13 Solutions                 titratable acidity [ * ] be determined by the titration
                                                            method.

[ * ]             Determination of the Effect of [ * ]      Results indicate that [ * ] inhibits [ * ].  This [ * ]
                  Sterilization on RSR13 Formulations       may be due to [ * ].

                 Feasibility Batch Production of RSR13      A RSR13 Premix batch was successfully mixed and filled
     [ * ]      Premix in 500 mL Type I Glass Containers    at the Round Lake Pilot Plant Facility on [ * ], and
                      at the Round Lake Pilot Plant         then [ * ] on [ * ] at Baxter's Cleveland, MS
                                Facility                    Manufacturing Facility. This batch was filled into 500
                                                            mL Type I Glass containers. The processed units will be
                                                            evaluated by Allos Therapeutics and Round Lake Product
                                                            Development.

     [ * ]           Formulation of a 20 mg/mL RSR13        Three [ * ] units were tested by instrumental [ * ] and
                   Formulation in 500 mL Type I Glass       pH after storage for approximately [ * ] months at [ * ]
                               Bottles                      DEG.C. The mean pH was [ * ] and the instrumental
                                                            particle counts per mL were within the USP [ * ] limits
                                                            for [ * ] volume injection solutions.

[ * ]

                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


FORMULATION STUDY OBJECTIVES:

                  OBJECTIVE                                MEANS TO ACHIEVE OBJECTIVE
----------------------------------------------------------------------------------------------------
    Demonstrate chemical and physical       Formulation study evaluating the stability of the
       stability of proposed [ * ]          formulation batches completed by [ * ] and Akorn
                                            Pharmaceuticals, Inc. Final formulation [ * ] by Baxter
                                            Healthcare.

       Demonstrate compatibility of         -   Completed.
       formulation(s) with proposed         -   Formulation in 500 mL Type I Glass Containers.
        container/closure system(s)         -   Please refer to Protocol #(s): [ * ]

 Demonstrate drug has no effect on [ * ]
 levels (compare levels in water blanks     Not applicable. Type I Glass Container will be used.
         and formulation units)

                                            Completed by Allos Therapeutics, Inc. Formulation study
                                            evaluating the effect of light exposure on RSR13
  Evaluate photo-degradation of product     injection at inherent pH [ * ]. Reference photostability
                                            report for Allos/Magellan entitled, "Photostability,
                                            Thermal Cycling and Freeze/Thaw Stability of RSR13" for
                                            protocol TTP-ATB-C0016 (issued [ * ]).

                                            -   [ * ].  Determined by Allos Therapeutics, Inc.
 Establish the need for overage of drug     -   There are [ * ] in the formulation and manufacture
      in the proposed formulation.              of RSR13 injection.

                                            -   Determination of Titratable Acidity in RSR13
     Define pH adjustment procedure             Solutions performed in Final Report [ * ]
    through titration curve or other        -   pH will be adjusted to specified limits [ * ] with
          appropriate means.                    0.1 N HCl or 0.1 N NaOH

  Determine control for protection from     -   [ * ] manufacturing.
                  [ * ]                     -   Protection from [ * ].

      Competitor product comparison         None.

            Evaluate Vendor(s)              Hovione Sociedade Quimica, S.A.

                                            Completed by Allos Therapeutics, Inc. via Magellan
                                            Laboratories. Concluded that Freeze/Thaw and Thermal
   Evaluate the effect of Freeze-Thaw       Cycling had [ * ] on samples.
   temperature cycling on formulation
               stability.                   -See study report entitled "Photostability, Thermal
                                            Cycling and Freeze/Thaw Stability of RSR13" Protocol
                                            TTP-ATB-C0016 (Magellan Labs, [ * ])

                                            [ * ] limit determination and associated data is
                                            detailed in Allos Therapeutics Pharmaceutical
                                            Development Report for RSR13 (2002) and the following
                                            studies:
         [ * ] extreme stability            -See study report entitled "[ * ] Stability Report",
                                            Code 3200 (Akorn Incorporated, April 2000)
                                            -See study report entitled "[ * ] Kinetic Studies on
                                            RSR13 in Different Formulations" Protocol [ * ]
                                            (Magellan Labs, April 2002)

         Extractables (Stopper)             See study report "Extractables Profile of Rubber
                                            Stoppers" Protocol TTP-ATB-M0008 (Magellan Labs Feb
                                            2002)

                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan [ * ]


CONCLUSION:

No [ * ] formulation development will be performed. The [ * ] formulation has been described in this document (section I & II) and will be [ * ] for the large scale manufacture of RSR13 Injection.


                              -BAXTER CONFIDENTIAL-
Reference Document:  [ * ]                            Form Number:  [ * ]
                     (current revision)             Form Issue Date: 08/22/2001

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan for RSR13 Premix Injection - [ * ]


                                  ATTACHMENT I.


                             RSR13 PREMIX INJECTION
                                  PRODUCT LABEL


                                    (1 page)


                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GENERIC TEST  500 ML        PROOF#9  4/24  /02      LABEL SIZE:  3-3/8" X 7-1/8"


                                         [ * ]


[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan for RSR13 Premix Injection - [ * ]

                                                                        14 of 17


                                 ATTACHMENT II.


                                 MSDS FOR RSR13
                                (SUPPLIER: [ * ])


                                    (8 pages)


                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan for RSR13 Premix Injection - [ * ]

                           MATERIAL SAFETY DATA SHEET

     PREPARED TO U.S. OSHA, CMA, ANSI, CANADIAN WHMIS AND EUROPEAN COMMUNITY
                                    STANDARDS

PART I    WHAT IS THE MATERIAL AND WHAT DO I NEED TO KNOW IN AN EMERGENCY?

                            1. PRODUCT IDENTIFICATION

TRADE NAME (AS LABELED):        EFAPROXIRAL SODIUM SALT

CHEMICAL NAME/CLASS:            2-(4-{[(3,5-Dimethylanilino)carbonyl]methyl}
                                phenoxy)-2-methylpropionic Acid, Sodium Salt
SYNONYMS:                       RSR13 Sodium Salt
PRODUCT USE:                    Research and Clinical Trial Use Only

MANUFACTURER'S NAME:            ALLOS THERAPEUTICS
ADDRESS:                        11080 Circle Point Road, Suite 200
                                Westminster, CO  80020

DISTRIBUTOR'S NAME:             ALLOS THERAPEUTICS
ADDRESS:                        11080 Circle Point Road, Suite 200
                                Westminster, CO  80020
EMERGENCY PHONE:                1-303-881-7934
BUSINESS PHONE:                 1-303-426-6262

DATE OF PREPARATION:            November 30, 1998

                  2. COMPOSITION AND INFORMATION ON INGREDIENTS

RSR13 SODIUM SALT is not included in the TSCA inventory. In accordance with 40 CFR 720.36, RSR13 SODIUM SALT must be used only for research and development purposes; RSR13 SODIUM SALT must be used by a technically qualified person or under the direct supervision of a technically qualified person. RSR13 SODIUM SALT is manufactured only in small quantities for research and development use. Other requirements may apply.

CHEMICAL NAME                     CAS #    EINECS #    % w/w                      EXPOSURE LIMITS IN AIR
                                                               --------------------------------------------------------------
                                                                      ACGIH                      OSHA
                                                               --------------------- -----------------------------
                                                                   TLV       STEL        PEL       STEL     IDLH     OTHER
                                                                 mg/m(3)    mg/m(3)    mg/m(3)    mg/m(3)  mg/m(3)  mg/m(3)
-----------------------------------------------------------------------------------------------------------------------------
RSR13 SODIUM SALT                  NE         NE        100        10         NE          5         NE       NE       NE
                                                               (Inhalable            (Respirable
2-(4-{[(3,5-                                                   Particulate)           Fraction)
Dimethylanilino)carbonyl]methyl}
phenoxy)-2-methylpropionic                                          3                 15 (Total
Acid, Sodium Salt                                              (Respirable              dust)
                                                               Particulate)
(exposure    limits   are   for
"Particulates,   Not  Otherwise
Classified"   unless  otherwise
indicated)

NE = Not Established. C = Ceiling Limit. See Section 16 for Definitions of Terms Used.

NOTE: All Canadian WHMIS and European Community required information is included. It is located in appropriate sections based on the ANSI Z400.1-1993 format.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

                            3. HAZARD IDENTIFICATION

EMERGENCY OVERVIEW: This product is an odorless, white to off-white powder. THE TOXICOLOGICAL PROPERTIES OF THIS COMPOUND HAVE NOT BEEN FULLY INVESTIGATED; ALL EXPOSURE MUST BE MINIMIZED. This product requires substantial pre-heating before ignition occurs. When involved in a fire, this material may decompose and produce irritating vapors and toxic compounds (including carbon monoxide, carbon dioxide, and nitrogen and sodium oxides). This product is not reactive. Emergency responders must wear personal protective equipment suitable for the situation to which they are responding.

                      HAZARDOUS MATERIAL INFORMATION SYSTEM

HEALTH                   (BLUE)      2

FLAMMABILITY             (RED)       1

REACTIVITY               (YELLOW)    0

PROTECTIVE EQUIPMENT                 X

EYES         RESPIRATORY       HANDS       BODY
--------------------------------------------------
[GRAPHIC]       See         [GRAPHIC]       See
             Section 8                   Section 8

                              For research use only

                    SEE SECTION 16 FOR DEFINITION OF RATINGS

SYMPTOMS OF OVEREXPOSURE BY ROUTE OF EXPOSURE: The main routes of occupational overexposure to this product are via inhalation of dusts and contact with skin or eyes. The anticipated symptoms of overexposure, via route of exposure, are as follows:

INHALATION: If dusts of this product are inhaled, they may mildly irritate the nose and upper respiratory system. Symptoms of such overexposure may include sneezing, coughing, and nasal congestion. It is currently not known if other health effects may be experienced after inhalation of this product.

CONTACT WITH SKIN OR EYES: The toxicological properties of this product have not been fully investigated. It is anticipated that this product may irritate contaminated skin or eyes. Symptoms of eye contact can include redness, pain, and watering. Symptoms of skin contact may include itching and redness. It is currently not known if other human health effects may be experienced after skin or eye contact with this product. All exposures to this product must be minimized.

SKIN ABSORPTION: The toxicological properties of this compound have not been fully investigated; it is not known if direct skin absorption is a significant route of overexposure. All exposures to this product must be minimized.

INGESTION: Ingestion of this product is not anticipated to be a significant route of occupational overexposure. The toxicological properties of this product have not been fully investigated. Ingestion of this product (i.e., through poor hygiene practices) may irritate the mouth, throat, and other tissues of the gastrointestinal system. It is currently not known if other health effects may be experienced after ingestion of this product. All exposures to this product must be minimized.

INJECTION: Accidental injection of this product, via laceration or puncture by a contaminated object may cause irritation, pain, and reddening in addition to the wound.

HEALTH EFFECTS OR RISKS FROM EXPOSURE (AN EXPLANATION IN LAY TERMS).

POTENTIAL HEALTH EFFECTS: THE TOXICOLOGICAL PROPERTIES OF RSR13 SODIUM SALT HAVE NOT BEEN CHARACTERIZED VIA THE INHALATION, DERMAL, OCULAR, OR ORAL (INGESTION) ROUTES OF ADMINISTRATION. THEREFORE, LABORATORY CONTROL SYSTEMS AND WORK PRACTICES SHOULD BE IN PLACE TO MINIMIZE THE POTENTIAL FOR SKIN CONTACT, EYE CONTACT, INHALATION AND INGESTION WHEN WORKING WITH THIS MATERIAL.

ACUTE: The toxicological properties of this product have not been fully investigated. It is anticipated that this product may irritate contaminated skin, eyes, mucous membranes, and other contaminated tissue.

CHRONIC: It is currently not known if health effects may be experienced after long-term or prolonged overexposure to this product. All exposures to this product must be minimized.

TARGET ORGANS: The toxicological properties of this product have not been fully investigated. It is anticipated that the eyes and skin may be target organs. Animal studies indicate that the circulatory and respiratory systems may be affected by this product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

PART II   WHAT SHOULD I DO IF A HAZARDOUS SITUATION OCCURS?

                              4. FIRST-AID MEASURES

SKIN EXPOSURE: If this product contaminates the skin, IMMEDIATELY begin decontamination with warm, running water. MINIMUM flushing is for 15 minutes. Remove exposed or contaminated clothing, taking care not to contaminate eyes. Victim must seek medical attention if any adverse effect occurs.

EYE EXPOSURE: If this product's dusts or powders enter the eyes, open victim's eyes while under gently running water. Use sufficient force to open eyelids. Have victim "roll" eyes. MINIMUM flushing is for 15 minutes. Victim must seek medical attention.

INHALATION: If dusts of this product are inhaled, remove victim to fresh air. If necessary, use artificial respiration to support vital functions. Remove or cover gross contamination to avoid exposure to rescuers.

INGESTION: If this product is swallowed, CALL PHYSICIAN OR POISON CONTROL CENTER FOR MOST CURRENT INFORMATION. If professional advice is not available, do not induce vomiting. Victim should drink milk, egg whites, or large quantities of water. Never induce vomiting or give diluents (milk or water) to someone who is UNCONSCIOUS, HAVING CONVULSIONS, OR UNABLE TO SWALLOW.

Victims of chemical exposure must be taken for medical attention. Rescuers should be taken for medical attention if necessary. Take a copy of the label and the MSDS to health professional with victim.

                            5. FIRE-FIGHTING MEASURES

                                   NFPA RATING

HEALTH          2

FLAMMABILITY    1

REACTIVITY      0

OTHER

                    SEE SECTION 16 FOR DEFINITION OF RATINGS


FLASH POINT:  Not flammable.
AUTOIGNITION TEMPERATURE:  Not applicable.
FLAMMABLE LIMITS (IN AIR BY VOLUME, %):  Not applicable.
FIRE EXTINGUISHING MATERIALS:

    WATER SPRAY:  OK
    OTHER:  "ABC" type
    DRY CHEMICAL:  OK
    CARBON DIOXIDE:  OK
    FOAM:  OK
    HALON:  OK

UNUSUAL FIRE AND EXPLOSION HAZARDS: This material must be substantially pre-heated before ignition can occur. When involved in a fire, this material may decompose and produce irritating vapors and toxic compounds (including carbon monoxide, carbon dioxide, and nitrogen and sodium oxides).

          EXPLOSION SENSITIVITY TO MECHANICAL IMPACT: Not applicable. EXPLOSION SENSITIVITY TO STATIC DISCHARGE: Not applicable.

SPECIAL FIRE-FIGHTING PROCEDURES: Structural firefighters must wear Self-Contained Breathing Apparatus and full protective equipment. All personal protective gear and contaminated fire-response equipment should be decontaminated with soapy water before being returned to service. Move fire-exposed containers if it can be done without risk to firefighters. If possible, prevent runoff water from entering storm drains, bodies of water, or other environmentally sensitive areas.

                         6. ACCIDENTAL RELEASE MEASURES

SPILL AND LEAK RESPONSE: Uncontrolled releases should be responded to by trained personnel using pre-planned procedures. Proper protective equipment should be used. In case of a spill, clear the affected area and protect people.

The proper personal protective equipment for incidental releases (e.g., 10 - 100 g) should be gloves, safety glasses, and a lab coat. In the event of a non-incidental release (e.g., 1000 g in which excessive dust can be generated), minimum Personal Protective Equipment should be LEVEL B: TRIPLE-GLOVES (RUBBER GLOVES AND DOUBLE NITRILE GLOVES), CHEMICAL RESISTANT SUIT AND BOOTS, HARD HAT, AND SELF-CONTAINED BREATHING APPARATUS.

Wet spilled solid with water before clean up to minimize the generation of airborne dusts. Sweep up or vacuum spilled material carefully, avoiding the generation of dusts. Rinse the contaminated area with soapy water. Decontaminate the area thoroughly. Place all spill residue in an appropriate, labeled container and seal. Dispose of in accordance with U.S. Federal, State, and local standards, Canadian hazardous waste disposal regulations, or the appropriate standards of EC member nations (see Section 13, Disposal Considerations).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

PART III  HOW CAN I PREVENT HAZARDOUS SITUATIONS FROM OCCURRING?

                             7. HANDLING AND STORAGE

WORK PRACTICES AND HYGIENE PRACTICES: As with all chemicals, avoid getting this product ON YOU or IN YOU. Do not eat or drink while handling this material. Appropriate personal protective equipment must be worn (see Section 8, Engineering Controls and Personal Protection).

STORAGE AND HANDLING PRACTICES: This product must be used by a technically qualified person or under the direct supervision of a technically qualified person. All employees who handle this material should be thoroughly trained to handle it safely. Areas in which this product is used should be wiped down, so that this product does not accumulate. Minimize all exposures to this product. Ensure this product is used with adequate ventilation (refer to Section 8, Exposure Controls-Personal Protection). Open containers slowly on a stable surface in areas which have been designated for use of this product. Containers of this product must be properly labeled.

Store at 25-30 DEG. C (77-86 DEG. F). Store containers in a cool, dry location, away from direct sunlight and sources of intense heat and moisture. Store away from incompatible materials (see Section 10, Stability and Reactivity). Material should be stored in secondary containers. Keep containers tightly closed when not in use. Inspect all incoming containers before storage, to ensure containers are properly labeled and not damaged. Empty containers may contain residual product; therefore, empty containers should be handled with care.

PROTECTIVE PRACTICES DURING MAINTENANCE OF CONTAMINATED EQUIPMENT: Follow practices indicated in Section 6 (Accidental Release Measures). If necessary, make certain application equipment is locked and tagged-out safely.

                   8. EXPOSURE CONTROLS - PERSONAL PROTECTION

VENTILATION AND ENGINEERING CONTROLS: Ensure eyewash/safety shower stations are in areas where this product is used. Ventilation must be adequate to ensure that exposures to this product are kept below the limits recommended in Section 2 (Composition and Information on Ingredients).

RESPIRATORY PROTECTION: Respiratory protection is generally not needed for operations involving this product. If excessive dusts or particulates of this product will be generated during use, use only protection authorized in 29 CFR 1910.134 or applicable State regulations. Always use supplied air respiration protection during emergency response situations and under circumstances in which oxygen levels are below 19.5% or are unknown. Respiratory protection is required for firefighters, as authorized in the U.S. Federal OSHA Standard (29 CFR 1910.134) or applicable U.S. State, Canadian, or the European Standard EN149.

EYE PROTECTION:  Splash goggles or safety glasses.

HAND PROTECTION: Wear gloves such as latex, for routine use. Use triple gloves for spill response, as stated in Section 6 (Accidental Release Measures) of this MSDS.

BODY PROTECTION:  Use body protection appropriate for task (i.e., lab coat).

                       9. PHYSICAL AND CHEMICAL PROPERTIES

RELATIVE VAPOR DENSITY (AIR = 1):  Not applicable.
SPECIFIC GRAVITY (WATER = 1):  Not established.
SOLUBILITY IN WATER (20 DEG. C):  0.5 g/mL
VAPOR PRESSURE, MM HG @ 20 DEG. C:  Not applicable.
FLASH POINT:  Not applicable.
ODOR THRESHOLD:  Not applicable.
EVAPORATION RATE (N-BUAC = 1):  Not applicable.
ODOR THRESHOLD:  Not applicable.
BOILING POINT:  Not established.
PH:  7.3-7.8 (20 DEG. C, 5% solution)
FORM:  Solid.
VISCOSITY:  Not applicable.
COLOR:  White to off-white.
MELTING/FREEZING POINT: Melts at 242-248 DEG. C (467.6-478.4 DEG. F) COEFFICIENT OF OIL/WATER DISTRIBUTION (PARTITION COEFFICIENT): Not determined. APPEARANCE AND COLOR: This product is an odorless, white to off-white powder. HOW TO DETECT THIS SUBSTANCE (WARNING PROPERTIES): The appearance may be a distinguishing characteristic of this product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

                          10. STABILITY AND REACTIVITY

STABILITY: Stable under normal conditions of use and storage, or as directed by the manufacturer.

DECOMPOSITION PRODUCTS: When exposed extreme temperatures, this product may generate carbon monoxide, carbon dioxide, and nitrogen and sodium oxides.

MATERIALS WITH WHICH SUBSTANCE IS INCOMPATIBLE: Strong acids, strong bases.

HAZARDOUS POLYMERIZATION: Will not occur.

CONDITIONS TO AVOID: Exposure to or contact with extreme temperatures, excessive light, incompatible chemicals.

PART IV   IS THERE ANY OTHER USEFUL INFORMATION ABOUT THIS MATERIAL?

                          11. TOXICOLOGICAL INFORMATION

TOXICITY DATA: The toxicological effects of RSR13 SODIUM SALT have not been characterized by the dermal, ocular, inhalation, or oral (ingestion) routes of exposure. Consequently, the hazards associated via these routes are unknown.

Mutation in Microorganisms Assay (SALMONELLA TYPHIMURIUM AND ESCHERICHIA COLI,
   bacteria) = 250-5000 ug/plate; no effect
Lymphoma Mutagenesis Assay (L5178Y TK+/- lymphoma cells, mouse) = 100-5000 ug/plate; no effect
Induction of Micronucleated Polychromatic Erythrocytes Assay (intraperitoneal,
   CD-1 mouse) = 80-500 mg/kg; no effect
Irritancy (intradermal, mouse) = 2-4 mg; moderate
Irritancy (intravascular/perivascular, rabbit) = 10-40 mg/mL; histopathologic, dermal effects
TD (intravenous, rat) = 100-800 mg/kg/15-30 minutes; blood, skin, vascular effects
TD (intravenous, dog) = 100-800 mg/kg/15-30 minutes; cardiovascular, gastrointestinal effects
LD (intravenous, dog) = 800 mg/kg/30 minutes/supplemental oxygen; cardiovascular effects
LD (intravenous, dog) = 400 mg/kg/15 minutes/supplemental oxygen;
   gastrointestinal effects
TD (intravenous, rat) = 600-1600 mg/kg/7 days; ocular effects
TD (intravenous, rat) = 1000-1600 mg/kg/7 days; lethargy, excessive thirst, respiratory effects
LD (intravenous, rat) = 1200-1600 mg/kg/7 days
LD (intravenous, rat) = 1000 mg/kg
TD (intravenous, rat) = 800-1000 mg/kg/14 days; biochemical effects
LD (intravenous, dog) = 600 mg/kg/5 days
TD (intravenous, dog) = 200-600 mg/kg/7 days; gastrointestinal, cardiovascular, blood effects
TD (intravenous, dog) = 200-400 mg/kg/14 days; gastrointestinal, cardiovascular effects
NOEL (intravenous, dog) = 100 mg/kg
NOEL (intravenous, rabbit) = 10 mg/mL
TD (intravenous, dog) = 21.8 mg/kg/hour/5 days/continuous; cardiovascular effects
TD (intravenous, dog) = 0.5 mg/kg/minute/5 days/continuous; cyanosis, pale mucous membranes

SUSPECTED CANCER AGENT: This product is not found on the following lists:
FEDERAL OSHA Z LIST, NTP, IARC, or CAL/OSHA and therefore is neither considered to be nor suspected to be a cancer-causing agent by these agencies.

IRRITANCY OF PRODUCT: It is anticipated that this product may irritate the respiratory system, mucous membranes, skin, and eyes.

SENSITIZATION TO THE PRODUCT: It is currently not known if this product produces sensitization effects in humans.

REPRODUCTIVE TOXICITY INFORMATION: It is currently not known if this product produces reproductive effects in humans.

   MUTAGENICITY: There are currently no human mutagenicity data available for this product.
   EMBRYOTOXICITY: There are currently no human embryotoxicity data available for this product.
   TERATOGENICITY: There are currently no human teratogenicity data available for this product.
   REPRODUCTIVE TOXICITY: There are currently no human reproductive toxicity data available for this product.

A MUTAGEN IS A CHEMICAL WHICH CAUSES PERMANENT CHANGES TO GENETIC MATERIAL (DNA) SUCH THAT THE CHANGES WILL PROPAGATE THROUGH GENERATIONAL LINES. AN EMBRYOTOXIN IS A CHEMICAL WHICH CAUSES DAMAGE TO A DEVELOPING EMBRYO (I.E. WITHIN THE FIRST EIGHT WEEKS OF PREGNANCY IN HUMANS), BUT THE DAMAGE DOES NOT PROPAGATE ACROSS GENERATIONAL LINES. A TERATOGEN IS A CHEMICAL WHICH CAUSES DAMAGE TO A DEVELOPING FETUS, BUT THE DAMAGE DOES NOT PROPAGATE ACROSS GENERATIONAL LINES. A REPRODUCTIVE TOXIN IS ANY SUBSTANCE WHICH INTERFERES IN ANY WAY WITH THE REPRODUCTIVE PROCESS.

BIOLOGICAL EXPOSURE INDICES: Currently, there are no Biological Exposure Indices
(BEIs) associated with this compound.

MEDICAL CONDITIONS AGGRAVATED BY EXPOSURE: The toxicological properties of this product have not been fully investigated. Skin, cardiovascular, and blood disorders may be aggravated by exposure to this product. It is not currently known if other medical conditions may be aggravated by overexposures to this product.

RECOMMENDATIONS TO PHYSICIANS: Treat symptoms and eliminate overexposure.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

                           12. ECOLOGICAL INFORMATION

ALL WORK PRACTICES MUST BE AIMED AT ELIMINATING ENVIRONMENTAL CONTAMINATION.

ENVIRONMENTAL STABILITY: This product will slowly degrade under ambient environmental conditions to generate a variety of organic compounds.

EFFECT OF MATERIAL ON PLANTS OR ANIMALS: This product may be harmful to contaminated plant and animal life.

EFFECT OF CHEMICAL ON AQUATIC LIFE: Releases of large quantities of this product may be detrimental to an aquatic environment.

                           13. DISPOSAL CONSIDERATIONS

PREPARING WASTES FOR DISPOSAL: Waste disposal must be in accordance with appropriate U.S. Federal, State, and local regulations or with regulations of the EC and its member states or Canada and its Provinces. This product, if unaltered by use, may be disposed of by treatment at a permitted facility or as advised by your local hazardous waste regulatory authority.

EPA WASTE NUMBER: Not applicable to wastes consisting only of this product.

                         14. TRANSPORTATION INFORMATION

THIS MATERIAL IS NOT HAZARDOUS AS DEFINED BY 49 CFR 172.101 BY THE U.S. DEPARTMENT OF TRANSPORTATION. This is a tentative assignment pending further toxicological testing.

PROPER SHIPPING NAME:                     Not applicable.
HAZARD CLASS NUMBER AND DESCRIPTION:      Not applicable.
UN IDENTIFICATION NUMBER:                 Not applicable.
PACKING GROUP:                            Not applicable.
DOT LABEL(S) REQUIRED:                    Not applicable.
NORTH AMERICAN EMERGENCY RESPONSE GUIDEBOOK NUMBER, 1996: Not applicable. MARINE POLLUTANT: This product is not designated as a marine pollutant, per Appendix B to 49 CFR 172.101.
TRANSPORT CANADA, TRANSPORTATION OF DANGEROUS GOODS REGULATIONS: THIS MATERIAL IS NOT CONSIDERED AS DANGEROUS GOODS. This is a tentative assignment pending further toxicological testing.

INTERNATIONAL AIR TRANSPORT ASSOCIATION (IATA): This material is not considered as dangerous goods. This is a tentative assignment pending further toxicological testing.

INTERNATIONAL MARITIME ORGANIZATION (IMO): This material is not considered as dangerous goods. This is a tentative assignment pending further toxicological testing.

EUROPEAN AGREEMENT CONCERNING THE INTERNATIONAL CARRIAGE OF DANGEROUS GOODS BY ROAD (ADR): This material is not considered by the United Nations Economic Commission for Europe to be dangerous goods. This is a tentative assignment pending further toxicological testing.

                           15. REGULATORY INFORMATION

ADDITIONAL U.S. REGULATIONS:

U.S. SARA REPORTING REQUIREMENTS: This product is not subject to the reporting requirements of Sections 302, 304, and 313 of Title III of the Superfund Amendments and Reauthorization Act.

U.S. SARA THRESHOLD PLANNING QUANTITY: Not applicable.

U.S. TSCA INVENTORY STATUS: This substance is not included in the TSCA inventory. In accordance with 40 CFR 720.36, this substance must be used only for research and development purposes. Other requirements may apply.

U.S. CERCLA REPORTABLE QUANTITY (RQ): Not applicable.

OTHER U.S. FEDERAL REGULATIONS: Not applicable

U.S. STATE REGULATORY INFORMATION: This product is not covered under specific State regulations, as denoted below:

ALASKA - DESIGNATED TOXIC AND HAZARDOUS SUBSTANCES:  No.
CALIFORNIA - PERMISSIBLE EXPOSURE LIMITS FOR CHEMICAL CONTAMINANTS: No. FLORIDA - SUBSTANCE LIST: No.
ILLINOIS - TOXIC SUBSTANCE LIST:  No.
KANSAS - SECTION 302/313 LIST:  No.
MASSACHUSETTS - SUBSTANCE LIST:  No.
MICHIGAN - CRITICAL MATERIALS REGISTER:  No.
MINNESOTA - LIST OF HAZARDOUS SUBSTANCES:  No.
MISSOURI - EMPLOYER INFORMATION/TOXIC SUBSTANCE LIST:  No.
NEW JERSEY - RIGHT TO KNOW HAZARDOUS SUBSTANCE LIST:  No.
NORTH DAKOTA - LIST OF HAZARDOUS CHEMICALS, REPORTABLE QUANTITIES: No. PENNSYLVANIA - HAZARDOUS SUBSTANCE LIST: No.
RHODE ISLAND - HAZARDOUS SUBSTANCE LIST: No.
TEXAS - HAZARDOUS SUBSTANCE LIST:  No.
WEST VIRGINIA - HAZARDOUS SUBSTANCE LIST:  No.
WISCONSIN - TOXIC AND HAZARDOUS SUBSTANCES:  No

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

CALIFORNIA PROPOSITION 65: This product is not on the California Proposition 65 lists.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

ANSI LABELING (Z129.1, PROVIDED TO SUMMARIZE OCCUPATIONAL HAZARD INFORMATION):
WARNING! THE TOXICOLOGICAL PROPERTIES OF THIS COMPOUND HAVE NOT BEEN FULLY INVESTIGATED. MAY CAUSE RESPIRATORY SYSTEM, EYE, AND SKIN IRRITATION. FOR RESEARCH USE ONLY. ALL EXPOSURE MUST BE MINIMIZED. Do not take internally. Avoid contact with skin, eyes, and clothing. Keep container closed. Wear gloves, goggles, and suitable body protection. FIRST-AID: If swallowed, do not induce vomiting. Never give anything by mouth to an unconscious person. In case of contact, immediately flush skin with copious amounts of warm water for 15 minutes. Remove contaminated clothing and shoes. If inhaled, remove to fresh air. If not breathing, give artificial respiration. If breathing is difficult, give oxygen. If ingested, do not induce vomiting. Seek medical attention. IN CASE OF FIRE: Use water fog, dry chemical or CO2, or alcohol foam. IN CASE OF
SPILL: Sweep up or vacuum spilled product. Decontaminate area with soapy water. Place in a suitable container. Refer to MSDS for additional information.

ADDITIONAL CANADIAN REGULATIONS:

CANADIAN DSL/NDSL STATUS: This substance is not included in the DSL/NDSL. This substance must be used only for research and development purposes. Other requirements may apply.

OTHER CANADIAN REGULATIONS: Not applicable.

CANADIAN ENVIRONMENTAL PROTECTION ACT (CEPA) PRIORITIES SUBSTANCES LISTS: The components of this product are not on the CEPA Priorities Substances Lists.

CANADIAN WHMIS SYMBOLS: Currently, the WHMIS classification for this product is unassigned, pending further toxicological studies.

EUROPEAN COMMUNITY INFORMATION FOR PRODUCT:

EC LABELING/CLASSIFICATION: This product does not meet the definition of any hazard class as defined by the European Community Council Directive 67/548/EEC. Additionally, this Directive is not applicable to medicinal products (per
Article 1, 88/379/EEC).

EC HAZARD CLASSIFICATION: Not applicable.
EC RISK PHRASES: Not applicable.
EC SAFETY PHRASES: Not applicable.
EUROPEAN ECONOMIC COMMUNITY ANNEX II HAZARD SYMBOL: Not applicable.

NOTE:  This product's components are classified by the EC, as follows:

2-(4-{[(3,5-DIMETHYLANILINO)CARBONYL]METHYL}PHENOXY)-2-METHYLPROPIONIC ACID,
SODIUM SALT:
EC EINECS/ELINCS NUMBER: Not established.
EC CLASSIFICATION: An official classification for this substance has not been published in Commission Directives 93/72/EEC, 94/69EC, and 96/54/EC.

                              16. OTHER INFORMATION

PREPARED BY:                  CHEMICAL SAFETY ASSOCIATES, Inc.
                              9163 Chesapeake Drive, San Diego, CA 92123-1002
                              (619)  565-0302

DATE OF PRINTING:             August 29, 2002

THE VENDEE (OR ANY OTHER THIRD PARTY) ASSUMES FULL RISK AND RESPONSIBILITY FOR ANY INJURY OR DAMAGE THAT MAY OCCUR FROM THE MANUFACTURE, USE OR OTHER EXPOSURE TO THE MATERIAL. NO WARRANTY IS EXPRESSED OR IMPLIED REGARDING THE ACCURACY OF THE DATA SET FORTH HEREIN OR THE RESULTS THAT MAY BE OBTAINED FROM THE USE OR RELIANCE THEREOF. ALLOS THERAPEUTICS ASSUMES NO RESPONSIBILITY FOR ANY INJURY THAT MAY ARISE FROM THE MANUFACTURE, USE OR OTHER EXPOSURE TO THE MATERIAL IF REASONABLE SAFETY PROCEDURES ARE NOT ADHERED TO AS STIPULATED IN THE DATA SHEET ATTACHED HERETO. ADDITIONALLY, ALLOS THERAPEUTICS ASSUMES NO RESPONSIBILITY FOR INJURY TO ANY PERSON PROXIMATELY CAUSED BY THE INAPPROPRIATE OR UNINTENDED USE OF THE MATERIAL EVEN IF SUCH REASONABLE SAFETY PROCEDURES ARE FOLLOWED.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

                              DEFINITIONS OF TERMS

A large number of abbreviations and acronyms appear on a MSDS. Some of these which are commonly used include the following:

CAS #: This is the Chemical Abstract Service Number which uniquely identifies each constituent. It is used for computer-related searching.

EXPOSURE LIMITS IN AIR:
ACGIH - American Conference of Governmental Industrial Hygienists, a professional association which establishes exposure limits.

TLV - THRESHOLD LIMIT VALUE - an airborne concentration of a substance which represents conditions under which it is generally believed that nearly all workers may be repeatedly exposed without adverse effect. The duration must be considered, including the 8-hour TIME WEIGHTED AVERAGE (TWA), the 15-minute SHORT TERM EXPOSURE LIMIT, and the instantaneous CEILING LEVEL. Skin adsorption effects must also be considered.

OSHA - U.S. Occupational Safety and Health Administration.

PEL - PERMISSIBLE EXPOSURE LIMIT - This exposure value means exactly the same as a TLV, except that it is enforceable by OSHA. The OSHA Permissible Exposure Limits are based in the 1989 PELs and the June, 1993 Air Contaminants Rule (FEDERAL REGISTER: 58: 35338-35351 and 58: 40191). Both the current PELs and the vacated PELs are indicated. The phrase, "Vacated 1989 PEL," is placed next to the PEL which was vacated by Court Order.

IDLH - IMMEDIATELY DANGEROUS TO LIFE AND HEALTH - This level represents a concentration from which one can escape within 30-minutes without suffering escape-preventing or permanent injury. THE DFG - MAK is the Republic of Germany's Maximum Exposure Level, similar to the U.S. PEL. NIOSH is the National Institute of Occupational Safety and Health, which is the research arm of the U.S. Occupational Safety and Health Administration (OSHA). NIOSH issues exposure guidelines called Recommended Exposure Levels (RELs). When no exposure guidelines are established, an entry of NE is made for reference.

HAZARD RATINGS:
HAZARDOUS MATERIALS IDENTIFICATION SYSTEM: HEALTH HAZARD: 0 (minimal acute or chronic exposure hazard); 1 (slight acute or chronic exposure hazard); 2 (moderate acute or significant chronic exposure hazard); 3 (severe acute exposure hazard; onetime overexposure can result in permanent injury and may be fatal); 4 (extreme acute exposure hazard; onetime overexposure can be fatal). FLAMMABILITY HAZARD: 0 (minimal hazard); 1 (materials that require substantial pre-heating before burning); 2 (combustible liquid or solids; liquids with a flash point of 38-93 DEG. C [100-200 DEG. F]); 3 (Class IB and IC flammable liquids with flash points below 38 DEG. C [100 DEG. F]); 4 (Class IA flammable liquids with flash points below 23 DEG. C [73 DEG. F] and boiling points below 38 DEG. C [100 DEG. F]). REACTIVITY HAZARD: 0 (normally stable); 1 (material that can become unstable at elevated temperatures or which can react slightly with water); 2 (materials that are unstable but do not detonate or which can react violently with water); 3 (materials that can detonate when initiated or which can react explosively with water); 4 (materials that can detonate at normal temperatures or pressures).

NATIONAL FIRE PROTECTION ASSOCIATION: HEALTH HAZARD: 0 (material that on exposure under fire conditions would offer no hazard beyond that of ordinary combustible materials); 1 (materials that on exposure under fire conditions could cause irritation or minor residual injury); 2 (materials that on intense or continued exposure under fire conditions could cause temporary incapacitation or possible residual injury); 3 (materials that can on short exposure could cause serious temporary or residual injury); 4 (materials that under very short exposure could cause death or major residual injury). FLAMMABILITY HAZARD AND REACTIVITY HAZARD: Refer to definitions for "Hazardous Materials Identification System".

FLAMMABILITY LIMITS IN AIR:
Much of the information related to fire and explosion is derived from the National Fire Protection Association (NFPA). LEL - the lowest percent of vapor in air, by volume, that will explode or ignite in the presence of an ignition source. UEL - the highest percent of vapor in air, by volume, that will explode or ignite in the presence of an ignition source.

TOXICOLOGICAL INFORMATION:
Possible health hazards as derived from human data, animal studies, or from the results of studies with similar compounds are presented. Definitions of some terms used in this section are: LD50 - Lethal Dose (solids & liquids) which kills 50% of the exposed animals; LC50 - Lethal Concentration (gases) which kills 50% of the exposed animals; PPM concentration expressed in parts of material per million parts of air or water; MG/M(3) concentration expressed in weight of substance per volume of air; MG/KG quantity of material, by weight, administered to a test subject, based on their body weight in kg. Data from several sources are used to evaluate the cancer-causing potential of the material. The sources are: IARC - the International Agency for Research on Cancer; NTP - the National Toxicology Program, RTECS - the Registry of Toxic Effects of Chemical Substances, OSHA and CAL/OSHA. IARC and NTP rate chemicals on a scale of decreasing potential to cause human cancer with rankings from 1 to
4. Subrankings (2A, 2B, etc.) are also used. Other measures of toxicity include TDLO, the lowest dose to cause a symptom and TCLO the lowest concentration to cause a symptom; TDO, LDLO, and LDO, or TC, TCO, LCLO, and LCO, the lowest dose (or concentration) to cause death. BEI - Biological Exposure Indices, represent the levels of determinants which are most likely to be observed in specimens collected from a healthy worker who has been exposed to chemicals to the same extent as a worker with inhalation exposure to the TLV.

REGULATORY INFORMATION:
This section explains the impact of various laws and regulations on the material. EPA is the U.S. Environmental Protection Agency. WHMIS is the Canadian Workplace Hazardous Materials Information System. DOT and TC are the U.S. Department of Transportation and the Transport Canada, respectively. Other acronyms used are: SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT (SARA); the TOXIC SUBSTANCE CONTROL ACT (TSCA); Marine Pollutant status according to the DOT; California's Safe Drinking Water Act (PROPOSITION 65); the COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT (CERCLA OR SUPERFUND); and various state regulations. This section also includes information on the precautionary warnings which appear on the materials package label.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                             RSR13 SODIUM SALT MSDS

Formulation Plan for RSR13 Premix Injection - [ * ]

                                 Attachment III.


                                 EHS ASSESSMENT
                           FOR RSR13 PREMIX INJECTION


                                    (2 PAGES)


                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

R&D TESTING PROTOCOL NUMBER [ * ]


    Environmental, Health and Safety Requirements for RSR13 Premix Injection

BAXTER                            Interoffice Memorandum - For Internal Use Only


To:   Christine Rebbeck                  Date:  April 11, 2000

                                         From:  Environmental, Health and Safety

Cc:   Frank White
      EHS Pharmaceutical File

                                         Re:    WAP/PPE Assessment for RSR-13


Michael Finnamore performed a Personal Protective Equipment (PPE) and Workplace
(WAP) assessment of the Pilot Plant operations on January 8, 2000. The review included those tasks associated with the manipulation of RSR-13 raw materials as well as solutions. RSR-13 is considered a Category [ * ] pharmaceutical agent. This assessment was performed to ensure that the proper procedures and PPE are used when handling RSR-13 powders and solutions.

After reviewing the operations Environmental, Health and Safety have the following recommendations:

                    1. Good laboratory practices should be followed; Safety glasses with side shields, latex or nitrile gloves and a lab coat should be worn at all times when working with drug solutions. When working with the dry powder disposable tyvek lab coats or aprons shall be utilized. The drug powder must be handled in a hood (Class II, Type B2 100% Exhaust) at all times except during oven drying operations. When handling RSR-13 solutions and second pair of gloves shall be worn to prevent possible skin contact.

                    2. Powdered Air Purifying Respirator (PAPR) with HEPA filter cartridges will be worn during the weighing of the powder and the charging of the vessel. Once the powder is in solution respiratory protection may be removed.

                    3. If a spill of greater than 500 grams occurs, immediately contact security at ext. 4444, for spill response. All spills must be reported to EHS.

                    4. The RSR-13 waste solutions may not be disposed of down sink drains. In accordance with SOP [ * ], solutions must be collected in a 5-gallon polyethylene pail. The container must be labeled with a "Waste Product Identification Label", stating "aqueous drug solution containing RSR-13" and any additional contents in solution. All disposable materials used in the RSR-13 process must be disposed of as Pharmaceutical Research Debris (PRD) and placed into a 40 gallon, red, reusable sharps container. Please refer to SOP [ * ] for procedure on submitting pharmaceutical research debris on the materials for disposition form. Dry powder waste must be handled in the same manner as the disposable materials.


                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

R&D TESTING PROTOCOL NUMBER [ * ]

                    5. In case of contact with solution or powder, the contaminated PPE should be removed and any exposed skin should be washed thoroughly. The occupational nurse should be notified immediately after washing the skin.

                    6. After cleaning the area, the employee should wash hands thoroughly for good personal hygiene.

                    7. All glassware, which comes in touch with the powder drug material, must be first rinsed with proper solvent prior to being transported to glass laundry. All rinse-aid may be disposed of down the drain.

                    8. All employees must participate in a Level 1 health surveillance screening. If an employee is has not completed a Level 1 screening, is using prescription medications, or is under a physicians care, they should contact Lena Kalemba at extension 5725.

                    9. All employees must receive training on hazard communication prior to working with RSR-13 powders or solutions. Contact the occupational health nurse to complete this training.

These recommendations are only valid for this specific drug and process. Any changes in the process or material being tested will need to be reassessed. Please contact EHS to obtain new assessment.

CHARACTERISTICS OF RSR-13

RSR-13 has not been shown to be incompatible with other chemical materials.

Absorbed readily through the skin. Avoid contact when working with material.

Large acute exposures may lead to hypoxemia.

Chronic effects of exposure (therapeutic):

     -    Vomiting
     -    Decreased red blood counts
     -    Anemia
     -    Thrombrosis

These are not all of the symptoms. Contact EHS for a more extensive list.

There are no carcinogenic, mutagenic or teratogenic effects at levels consistent with the occupational setting.

The recommended occupational exposure to airborne RSR-13 is 5.0 ms/m (TO THE POWER OF 3. Monitoring will be conducted to ensure that exposures during the weighing and slurry tasks are below this occupational exposure level.


                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

R&D TESTING PROTOCOL NUMBER [ * ]

If you have any questions about these recommendations or concerns contact Jeff Wynveen at ext. 4912 or Michael Finnamore at ext. 4720.




                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan for RSR13 Premix Injection - [ * ]

                                                                        16 of 17

                                 ATTACHMENT IV.


                           CHEMICAL STRUCTURE OF RSR13


                                   (FREE ACID)

                                      [ * ]


                              -BAXTER CONFIDENTIAL-
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Formulation Plan for RSR13 Premix Injection - [ * ]

                                                                        17 of 17

                                  ATTACHMENT V.

                     SOLUBILITY PROFILE OF RSR13 SODIUM SALT
                       AS A FUNCTION OF pH AND TEMPERATURE


                                      [ * ]


                              -BAXTER CONFIDENTIAL-
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

                                    EXHIBIT C
                                 REGULATORY PLAN


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TO:  Distribution                                     DATE:  Dec. 10, 2002

                                                      FROM:  Stacey Thompson
                                                             ext. 5829, RLT-10
                                                             /s/ Stacey Thompson

DISTRIBUTION:  RLT-08: R. Crombie, M. Kray, T. Turkula
               RLT-10: P. Barsanti, M. Sadowski, K. Paddock
               WG3-1S: J. Fosco, E. Chess, L. Best, L. Baker
               WG3-3S: S. Brynjelsen, N. Raghavan, R. Chilamkurti, F. White MPWG-E1: P. Hartman
               Cleveland, MS: M. Kessler, T. Smith, M. Jackson, C. Cascio Nivelles, Belgium: V. Lemoine, E. Behets
               Mississauga, Canada: P. Bonnici
               Allos Therapeutics, Inc.: D. Johnson, J. Etter, M. Herzig


RE: REGULATORY PLAN FOR RSR13 INJECTION (EFAPROXIRAL SODIUM), ALLOS THERAPEUTICS, INC., ISSUED DEC. 9, 2002


A copy of the issued Regulatory Plan for RSR13 Injection is attached for your records.

Thank you.

Stacey S. Thompson
Med. Del. Regulatory Affairs


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                                                 Regulatory Plan
                                                                          Page 1

                                 REGULATORY PLAN

                                                            REF. PROCEDURE [ * ]

PROJECT TITLE: RSR13 Injection (efaproxiral sodium) in Glass Container


PROJECT NUMBER: [ * ]                   PQA NUMBER: [ * ]


SUBMISSION TYPE: USA: NDA
                 EU: MAA using the centralized procedure
                 Canada: NDS

USA REVIEWING AGENCY/DIVISION: FDA Division of Oncologic Drug Products

                                   APPROVALS*

PREPARER (S. THOMPSON): /S/ S. THOMPSON                          DATE: 9/16/02

USA REGULATORY AFFAIRS (P. BARSANTI): /S/ P. BARSANTI            DATE: 9/30/02

TECHNICAL LEADER (S. BRYNJELSEN): /S/ S. BRYNJELSEN              DATE: 9/26/02

STABILITY OPERATIONS (J. FOSCO): /S/ J. FOSCO                    DATE: 10/10/02

PRODUCT DEVELOPMENT (N. RAGHAVAN): /S/ N. RAGHAVAN               DATE: 10/10/02

TECHNICAL SERVICES (L. BEST): /S/ L. BEST                        DATE: 9/24/02

PHARM. TECHNOLOGY (R. CHILAMKURTI): /S/ R. CHILAMKURTI           DATE: 10/18/02

STERILITY ASSURANCE (M. SADOWSKI): /S/ M. SADOWSKI               DATE: 9/20/02

ENVIRON. AFFAIRS (P. HARTMAN): /S/ P. HARTMAN                    DATE: 9/19/02

TECHNICAL RESOURCES (E. CHESS): /S/ E. CHESS                     DATE: 9/18/02

PLANT QUALITY MGMT. (M. JACKSON): /S/ M. JACKSON                 DATE: 10/14/02

PLANT MANUFACTURING (T. SMITH): /S/ T. SMITH                     DATE: 10/10/02

USA PROJECT MGMT./BUSINESS UNIT (R. CROMBIE): /S/ R. CROMBIE     DATE: 9/26/02

EU REGULATORY AFFAIRS (V. LEMOINE): /S/ V. LEMOINE               DATE: 9/26/02

CANADA REGULATORY AFFAIRS (P. BONNICI): /S/ P. BONNICI           DATE: 10/9/02

     *APPROVAL SIGNIFIES THAT THE DOCUMENT HAS BEEN REVIEWED TO ENSURE THAT IT ACCURATELY REFLECTS THE DATA, SPECIFICATIONS, AND REGULATORY AND COMPENDIAL REQUIREMENTS BASED UPON AREA OF EXPERTISE.


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                                                 Regulatory Plan
                                                                          Page 2

             ALLOS THERAPEUTICS, INC. CONCURRENCE ON REGULATORY PLAN

Allos has reviewed the attached document and concurs with its contents.

Signature: /s/ Douglas G. Johnson                  Date:  Dec. 6, 2002
           --------------------------------------        ------------------

Douglas G. Johnson
Vice President, Manufacturing



Signature: /s/ Jeffrey B. Etter                    Date:  Dec. 2, 2002
           --------------------------------------        ------------------

Jeffrey B. Etter
Director, Drug Product



Signature: /s/ Marcus Herzig                       Date:  Dec. 9, 2002
           --------------------------------------        ------------------

Marcus Herzig
Vice President, Regulatory Affairs


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 3


                                 REGULATORY PLAN

REGULATORY APPROACH/GENERAL INFORMATION

I.   OVERVIEW

     Allos Therapeutics, Inc. has contracted with Baxter to manufacture RSR13 Injection (efaproxiral sodium) in a glass container. RSR13 Injection is presently in Phase III clinical trials to demonstrate safety and efficacy as an adjunct to radiation treatment of solid tumors. RSR13 Injection consists of 20 mg/mL efaproxiral free acid in a diluent of [ * ] sodium chloride and [ * ] phosphate buffer at pH [ * ]. The product is packaged in a 500 mL glass bottle ([ * ], Type I) with a gray stopper (West Formulation [ * ]).

     Allos has already initiated stability and clinical studies using RSR13 Injection manufactured at Akorn [ * ] to [ * ] to [ * ] manufactured by Baxter. Production for North America will occur at Baxter's Cleveland, Mississippi facility. Production for the European Union will occur initially at the Cleveland, Mississippi facility and a European facility may also be brought on line. Stability and clinical production at Baxter is targeted for [ * ]. Allos intends to submit stability data from [ * ] in the regulatory submissions and [ * ].

     The development of RSR13 Injection is the responsibility of a project team that includes representatives from Baxter (USA, Europe, Canada) and Allos. The objective of the project team is to develop a product that will meet the requirements of the intended markets of the USA, European Union (EU), and Canada.

II.  REGULATORY CONSIDERATIONS

     A.   Types of New Drug Submissions

          The overall regulatory strategy for this product is the responsibility of Allos. Allos will own and be responsible for making the regulatory submissions for RSR13 Injection in US, EU, and Canada. The submissions will be made in the Common Technical Document (CTD) format on paper with an electronic version provided to facilitate review. In each region, RSR13 Injection is categorized as a new drug; therefore, the submissions will be as follows:

        US: New Drug Application (NDA) - submitted in modules as follows:
                             Pharm/Tox - [ * ] 2003


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 4

                                CMC - [ * ] 2003
                              Clinical - [ * ] 2003

                    EU: Marketing Authorization Application (MAA) using centralized procedure, with [ * ] as the likely rapporteur state (the sponsor's choice for the rapporteur state is not guaranteed). Submission is planned approximately [ * ] after US clinical submission.

                    Canada: New Drug Submission (NDS)

     B.   Master Files

          Baxter has US Drug Master File [ * ] for the manufacture of [ * ] at Cleveland, MS. Baxter will update the DMF to reflect the RSR13 Injection container-closure system and [ * ] process. For the US submission, Baxter will supply Allos a summary of the [ * ] (to facilitate comparison with the [ * ]) and a cross-reference authorization letter to DMF [ * ] for detailed information about the [
          * ]. For the EU and Canadian regulatory submissions, the appropriate information will be supplied directly to Allos at a level of detail necessary to meet the regulatory requirements in each region.

          The API supplier, [ * ] a DMF for efaproxiral sodium in the affected regions. The required information concerning the manufacture of the API will be submitted [ * ].

     C.   INDs and Applications for Clinical Studies

          Allos has filed an IND for RSR13 Injection in the US. Allos will be responsible for updating its US IND and any other non-US applications to allow for the use of Baxter-manufactured product in its clinical studies.

          For the IND, Baxter is anticipated to provide the following to Allos:

               -    A narrative description of the manufacturing process.
               -    A flow diagram of the manufacturing process.
               -    Brief description of manufacturing equipment.
               -    Release testing results in COA form.
               -    List of raw materials, suppliers, and specifications.
               - Description of container/closure components (if different from [ * ]).
               -    [ * ].


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 5

               - Appropriate Qualified Person (QP) Documents for release of clinical trial material in Europe.

     D.   CTD Submission Development and Review

          Regulatory submission documents prepared by Baxter will be reviewed and approved by [ * ].

          The official regulatory submission documents released [ * ] will be provided to Allos on hard copy (i.e., paper). Documents that are available electronically will be prepared as Microsoft WORD documents and forwarded to Allos on a CD-ROM as a courtesy to facilitate preparation of the CTD. Some Baxter records are only available in hard copy (e.g., stability data tables, supplier COAs, executed batch records from Cleveland). These will be supplied as hard copy only and can then be scanned by Allos into suitable electronic format (e.g., .pdf), if desired. Alternate document preparation arrangements are acceptable if requirements are mutually agreed to beforehand.

          The Chemistry, Manufacturing, and Controls (CMC) information for the regulatory submissions in the CTD format will be developed jointly by Allos and Baxter based on their relative areas of expertise and involvement in the development program. In general, Baxter will supply information to reflect Baxter-manufactured product, such as, but not limited to:

               - The manufacturing process for the finished product at Baxter.
               - The analytical methods Baxter has developed and associated validation information, if applicable.
               - Method transfer packages for methods developed by Allos and incorporated at Baxter.
               - The analytical methods and validation information for methods developed by Allos, but for which Baxter modified and/or conducted supplemental validation work.
               -    Information supporting the [ * ] process for the finished
                    product manufactured at Baxter (and/or DMF reference).
               -    Executed batch records for batches manufactured at Baxter.
               -    Stability data for product tested at Baxter.

          Allos intends to submit information in the CTD supporting [ * ] as manufacturing sites. ADDENDUM 1, SUBMISSION CONTENTS AND RESPONSIBILITIES (TABLE 1 - 3) outlines the information that Baxter will deliver to Allos. Allos will be responsible for incorporating the Baxter-supplied information into the file, which will also include [ * ] manufacturing site. Alternate document preparation arrangements are acceptable if requirements are mutually agreed to beforehand.


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 6

          Baxter US will prepare the relevant CMC sections reflecting US requirements for the US NDA and reference Baxter's DMF for confidentiality reasons. Baxter US will also prepare one modified CMC section to reflect European requirements, with input from Baxter Europe, and one CMC section reflecting Canadian requirements, with input from Baxter Canada. Both Baxter Europe and Baxter Canada will provide a consultative role in the preparation of the relevant CMC sections to be provided to Allos.

          The EU and Canadian CMC information will not include a reference to Baxter's DMF, but will include the appropriate information at a level of detail necessary to meet the regulatory requirements in each region. The completed Baxter CMCs will be forwarded to Allos for incorporation into the CTDs for each region. Alternate preparation arrangements are acceptable if requirements are mutually agreed to beforehand.

          Baxter will provide additional regulatory documents, if needed by Allos for registration, within 60 days of request from Allos. These documents include, but are not limited to, Certificates of Analysis, Technical Agreements, GMP Certificates and/or Declarations.

          Baxter will provide timely support to Allos to address questions raised by regulatory authorities during review or post-approval related to CMC information for product manufactured at Baxter.

     E.   Manufacturing Facility/Regulatory Inspections

          The product will be manufactured at Baxter's Cleveland, Mississippi facility. Pre-approval inspections of the Cleveland facility are likely by regulators and may occur soon after submission, especially in the US where the product may receive a "priority review" (i.e., 6 month review) by FDA. The facility must comply with the requirements of US, EU, and Canadian cGMPs.

          [ * ] the Cleveland facility [ * ] inspected by EU regulatory authorities, and an audit from EU authorities will be scheduled, a [ * ] is recommended [ * ] of the EU [ * ].

          Cleveland's FDA compliance status should satisfy Canadian GMP requirements.

          Allos and Baxter will collaborate to support the Cleveland, MS and Round Lake, IL facilities with regard to regulatory inspections (pre-approval and/or post-approval).


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 7

     F.   Pre-submission Regulatory Meetings

          Allos plans on having a CMC pre-NDA meeting with FDA in early 2003. In addition, EMEA emphasizes the importance of pre-submission meetings with EU applicants at least 4 to 6 months prior to the anticipated date of the submission. A meeting with the Canadian TPD is also recommended.

          For the FDA meeting, where Allos intend to discuss [ * ], Baxter is anticipated to provide the following to Allos:

               -    A narrative description of the manufacturing process.
               -    A flow diagram of the manufacturing process.
               -    Brief description of manufacturing equipment.
               -    Release testing results in COA form.
               -    List of raw materials, suppliers, and specifications.
               - Description of container/closure components (if different [ * ].
               -    Available stability data.
               -    Outline of what will be presented in the NDA.
               - Description of the [ * ], including supporting information to make the case stronger for [ * ] with the [ * ] units.

     G.   Regulatory Fees/Approval Times

          In many regions, fees are required at the time of filing. Responsibilities for regulatory fees will be addressed in the business contract.

          In the US, RSR13 Injection has received "fast track" designation [ * ]. [ * ].

          Approval in Europe by the centralized procedure [ * ].

          In Canada, the initial regulatory review is [ * ]. Application may be made for an expedited approval process 2 months prior to submission with justification why the product is unique and deserves special treatment. Expedited approval reduces the initial review [ * ].


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 8

     H.   Labeling

          Baxter and Allos will collaborate on the development of clinical, stability, and commercial product labels for the drug product. In addition, Baxter will provide support, as needed, for the development of the package insert for the product with respect to information pertaining to the product manufactured at Baxter.

III.      RAW MATERIAL CONSIDERATIONS

          The active pharmaceutical ingredient (efaproxiral sodium) will be supplied by Allos. The API is manufactured by [ * ]. Allos intends to manufacture product at Baxter using [ * ] API [ * ]. The API supplier(s) will [ * ].

          Baxter will accept the API from Allos [ * ] with a commitment to perform an ID test. Baxter may also determine potency for formulation purposes using the final product HPLC assay and a [ * ] assay (e.g., [
          * ]). After approval, for commercial product in Canada, appropriate confirmatory testing of the API must be conducted by the manufacturing facility (i.e., Baxter) according to the product specifications. Acceptance on COA plus an identification test [ * ].

          Efaproxiral sodium is a new molecular entity and there are no compendial monographs for the material.

          RSR13 Injection manufactured at Baxter has the following inactive components: monobasic sodium phosphate monohydrate, dibasic sodium phosphate anhydrous (or alternatively the heptahydrate form), sodium chloride, and Water for Injection. Hydrochloric acid and/or sodium hydroxide solutions may be used to adjust the pH. All of these components will need to meet the USP/NF requirements for the US and EP requirements for the EU. For stability production, EP compliance may be [ * ] the supplier certifying that the material meets EP and by the supplier providing a test-by-test list of the EP results for the material. Europe also requires the name of all inactive ingredient suppliers.

          Water for Injection used to manufacture the stability units should be tested for compliance to both USP and EP requirements so that the batches may be utilized to support both US and EU submissions, if technically feasible. For commercial production at the Cleveland facility, it may be necessary for [ * ] to be tested for EP compliance [ * ], not simply in relationship to the production


                     Allos Confidential/Baxter Confidential
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BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
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1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                          Page 9

          [ * ], based on an inspectional observation [ * ] facility manufacturing product for [ * ].

          The container and the finished product will need to meet the requirements of the USP and EP, where applicable. Europe requires COAs for container/closure components.

          Canadian requirements can be supported with compliance to either USP or EP requirements.

     IV.  MANUFACTURING CONSIDERATIONS

          The Cleveland facility must comply with the requirements of US, EU, and Canadian cGMPs for commercial production.

          [ * ] the Cleveland facility [ * ] inspected by EU regulatory authorities, and an audit from EU authorities will be scheduled, a [ * ] is recommended [ * ] of the EU [ * ].

          Cleveland's FDA compliance status should satisfy Canadian GMP requirements.

          Baxter will prepare a Summary of Process Validation for submission in the EU. For any parts of the process that have not been validated on a commercial scale at the time of submission (i.e., the mixing process via chemical process validation), a summary of process evaluation data and/or a process validation scheme will be prepared in accordance with EU requirements.(1)

          Allos will assess whether the product meets the criteria for a categorical exclusion from an Environmental Assessment (EA). According to Allos, if total annual production of the drug substance is less than [ * ], the product will qualify for a categorical exclusion. If an EA is required, Baxter will provide information to support the container and manufacturing facility for inclusion in the EA.

          The submissions will include a statement that [ * ] products are not reprocessed at Baxter.

----------
(1)  Notes for Guidance on Process Validation, CPMP/QWP/848/96, 9/2001.


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 10

     V.   STERILIZATION [ * ]

          The product will be [ * ] sterilized and [ * ]. Sterilization validation and qualification studies for Cleveland, MS will be required for the regulatory submissions. Baxter's standard [ * ] for US submissions is [ * ]. The [ * ] process for European product must be justified using the sterilization Decision Trees.(2) In addition, the [ * ] validation/qualification for European product must use [ * ] as the [ * ] to meet compendial requirements. The Sterility Test will need to be performed as part of import testing for Europe because Europe does [ * ] at foreign facilities. Import testing arrangements are the responsibility of Allos. The stability batches must be [ * ] using a [ * ] that imparts at least as much [ * ] as the [ * ] used for commercial product. In addition, each stability batch must be [ * ] in a different [ * ] because Europe does not accept the definition of a [ * ] to only [ * ] to different active [ * ].

          Baxter has US Drug Master File [ * ] for the manufacture of [ * ] at Cleveland, MS. Baxter will update the DMF to reflect the RSR13 Injection container-closure system and [ * ] process. For the US submission, Baxter will supply Allos a summary of the [ * ] (to facilitate comparison with the [ * ]) and a cross-reference authorization letter to DMF [ * ] for detailed information about the [
          * ]. For the EU and Canadian regulatory submissions, the appropriate information will be supplied directly to Allos at a level of detail necessary to meet the regulatory requirements in each region.

VI.       STABILITY CONSIDERATIONS

          Stability data from a minimum of three batches, two of which should be at least pilot scale (i.e., GREATER THAN OR EQUAL TO 10% of maximum batch volume) will be required to support approval of Baxter as a manufacturing site for the US file. The [ * ] batch volume at Cleveland is currently [ * ]. In addition, stability data from at least [ * ] batches per each supplier of active ingredient (only Hovione is being considered for Baxter product at this time) may be required to support approval of the original regulatory submissions. Separate stability batches may be necessary to support US and European approval (Refer to OUTSTANDING ISSUES).

          Multiple lots of efaproxiral sodium API should be incorporated into the batches, if available.

----------
(2)  Decision Trees for the Selection of sterilization Methods (CPMP/QWP/054/98)


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 11

          Since the proposed product will be labeled for storage at 25 DEG. C and is packaged in container/closure system that is designed to provide a permanent barrier to water loss, relative humidity will not impact the stability studies; therefore, the following long-term storage conditions are appropriate: 25+/-2 DEG. C/60+/-5%RH, the accelerated storage condition should be 40+/-2 DEG. C/75+/-5%RH, and the intermediate storage condition should be 30+/-2 DEG. C/60+/-5%RH. These conditions are in accordance with FDA's draft stability guidance and ICH requirements. The specific storage conditions to meet these requirements will be specified in the Stability Plan to be provided by Allos, with concurrence from Baxter.

          The effect of bottle storage orientation (upright, inverted) [ * ] part of the stability studies.

          Allos will use a contract laboratory (i.e., [ * ]) to conduct stability testing for product made at Baxter. The tabulation and assessment of stability data, and the setting of expiration dating, will be the responsibility of Allos. Allos will share with Baxter the justification for the shelf-life determination based on the stability data.

          Allos intends to submit [ * ] months of 25 DEG. C data and 6 months of 40 DEG. C data from three lots produced at [ * ] and 6 months of 25 DEG. C data and 6 months of 40 DEG. C data from three lots produced at [ * ] and [ * ]. In Europe and Canada, submission of 12 months of 25 DEG. C data and 6 months of 40 DEG. C data for each supplier is generally required to extrapolate to a [ * ] month shelf-life. Furthermore, it is especially important to demonstrate that the manufacturing process at each site is similar for the EU submission.

          Stability studies at 30 DEG. C on at least two batches may be necessary to [ * ]. Stability data for product tested full term at 25 DEG. C and 6 months at 40 DEG. C supports a label statement of "store at USP controlled room temperature". Additional stability data, 12 months at 30 DEG. C, is required for products exhibiting a significant change during 6 months storage at 40 DEG. C. Longer-term studies at 30 DEG. C (up to the shelf life) may also be required to [ * ].

          Allos has conducted an ICH photostability study on product manufactured at [ * ]. The need to perform additional photostability evaluations on the product [ * ] should be [ * ].

          Allos will identify the required number of finished product units needed from Baxter for its clinical studies prior to stability production to ensure that enough


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 12

          units are manufactured. Allos will also identify any requirements for registration samples (retention units) of finished product, raw materials, etc, required prior to stability production to ensure that enough units are manufactured for regulatory registration in the US, EU, and Canada.

          For the US, Allos recommends that four (4) identical sets of materials be reserved. Each set should include one lot each of the drug substance, reference standards, and drug product. Each of the four sets should contain sufficient material to perform full analytical testing in triplicate.

          An FDA pre-approval inspection of Stability Operations is possible and may occur immediately following NDA submission.

VII.      PRODUCT SPECIFICATIONS AND ANALYTICAL METHOD CONSIDERATIONS

          Product specifications, impurity assessment, residual solvents, etc. are the responsibility of Allos and should comply with current ICH and FDA guidances. Baxter will provide input, where needed.

          It has been Baxter's experience that for [ * ] product the [ * ] for the finished product should not exceed [ * ] for [ * ] and [ * ] for [
          * ] (if applicable) unless there is appropriate justification(3) These requirements also apply to [ * ].

          The analytical methods used to assess the quality of the finished product should comply with USP/EP requirements, where appropriate. Compendial and non-compendial methods should be evaluated and/or validated as appropriate.

          Baxter will be responsible for the development and/or validation of the bacterial endotoxins test that can be run at the manufacturing facility and meet the requirements of the USP and EP. This test, along with the bioburden and sterility tests have already been validated by Allos. Baxter will assess the work to determine if it meets Baxter's requirements and matches the plant's equipment.

          Baxter will prepare summaries of any non-compendial methods developed solely by Baxter as determined to be necessary. Baxter will also prepare method validation summaries for these methods if determined to be necessary.

          Allos will be responsible for all other methods and method validations required for the submissions. If it is necessary for Baxter to conduct additional development/validation work, Baxter will provide validation information, as

----------
(3)  Directive 75/318/EEC and CPMP/QWP/486/95


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 13

          appropriate. Baxter will provide the method transfer packages for Allos methods that were internalized.

          Requirements for import testing of commercial product into Europe and Canada will be identified by Allos, with Baxter assistance as requested. The Sterility Test will need to be performed as part of import testing for Europe because Europe does [ * ] at foreign facilities.

VIII.     CONTAINER/CLOSURE CONSIDERATIONS

          The proposed product will be packaged in a 500 mL glass bottle ([ * ], Type I) with a gray stopper (West Formulation [ * ]). Baxter's DMF [ * ] will need to be updated to support the new stopper.

          Magellan has conducted USP testing on [ * ] stopper material. Baxter will conduct USP and EP testing on [ * ] material according to its standard procedure [ * ] to support the regulatory submissions.

          Europe requires the submission of COAs demonstrating EP compliance for container/closure components.

          The formulation is in a glass container. Allos had assessed extractables from the stopper material and concluded that negligible [
          * ] present for [ * ] extracts; therefore, monitoring of [ * ] for this container-closure system. The stopper material (i.e., West Formulation [ * ]) used on the [ * ] product is the same.

IX.       CLINICAL CONSIDERATIONS

          See SECTION II.C.


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 14

OUTSTANDING ISSUES

The development of the [ * ] for the US and Europe is ongoing and separate [ * ] may be necessary. If practicable and technically defendable, one set of stability batches [ * ] should be produced to meet the requirements of both regions. One option would be to use [ * ] that would satisfy both US and EU requirements [ * ].

REGULATORY CONTACTS

             BAXTER (USA):                         BAXTER (EUROPE):
             Stacey S. Thompson                    Valentin Lemoine
             Manager, Regulatory Affairs           Associate Director of Regulatory Affairs
             Baxter Healthcare Corporation         Baxter Healthcare Corporation
             Route 120 & Wilson Road               Nivelles, Belgium
             Round Lake, IL  60073                 Phone: 32-67-882-468
             Phone: (847) 270-5829                 Fax:     32-67-882-562
             Fax:      (847) 270-4668              e-mail: lemoniv@baxter.com
             e-mail: thompss@baxter.com

             BAXTER (CANADA):                      ALLOS THERAPEUTICS, INC.
             Paul Bonnici                          Doug Johnson, Ph.D.
             Director of Regulatory Affairs        Vice President, Manufacturing
             Baxter Healthcare Corporation         Allos Therapeutics, Inc.
             Mississauga, Ontario, Canada          11080 CirclePoint Road, Suite 200
             Phone: (905) 281-6342                 Westminster, CO  80020
             Fax:     (905) 281-6420               Phone: (303) 426-6262
             e-mail: bonnicpa@baxter.com           Fax:     (303) 412-9162
                                                   e-mail: djohnson@allos.com


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 15

SUBMISSION CONTENTS AND RESPONSIBILITIES

The CURRENT issues of the following documents are some of those that will be considered in preparation of the CTD for the USA:

     -    Compendial Requirements (USP for US)
     - Guideline for the Format and Content of the Chemistry, Manufacturing, and Controls Section of an Application (2/87)
     - FDA Guidance for Industry: Container Closure Systems for Packaging Human Drugs and Biologic - Chemistry, Manufacturing, and Controls Documentation (5/99)
     - Guidance for Industry for the Submission Documentation for Sterilization Process Validation in Applications for Human and Veterinary Drug Products (11/94)
     - Guideline for Submitting Documentation for the Stability of Human Drugs and Biologics (2/87)
     - Guideline for Submitting Samples and Analytical Data for Methods Validation (2/87)
     - Guideline for Submitting Documentation in Drug Applications for the Manufacture of and Controls for Drug Products (2/87)
     - Guideline for Submitting Supporting Documentation in Drug Applications for the Manufacturing of Drug Products (2/87)
     - FDA Guidance for Industry: Analytical Procedures and Methods Validation - Chemistry, Manufacturing, and Controls Documentation (Draft, 8/00)
     - FDA Guidance for Industry: Stability Testing of Drug Substances and Drug Products (Draft, 6/98)
     - FDA Guidance for Industry: Environmental Assessment of Human Drug and Biologics Applications (7/98)
     - FDA Guidance for Industry: Submitting Marketing Applications According to the ICH-CTD Format - General Considerations (Draft, 8/01)
     - ICH Q1A(R) -Guidance on Stability Testing of New Drug Substances and Products (Draft 11/00)
     - ICH Q1B Guidance on Photostability Testing of New Drug Substances and Products (11/96)
     -    ICH Q2A Guidance: Text on Validation of Analytical Procedures (3/95)
     -    ICH Q2B Guidance: Validation of Analytical Procedures - Methodology
          (11/96)
     -    ICH Q3A(R) Guidance: Impurities in New Drug Substances (02/02)
     -    ICH Q3B Guidance: Impurities in New Drug Products (11/96)
     -    ICH Q3C Guidance: Impurities - Residual Solvents (12/97)
     - ICH Q6A Guidance: Specifications: Test Procedures and Acceptance Criteria for New Drug Substances and New Drug Products: Chemical Substances (10/99).
     -    ICH Harmonized Tripartite Guideline: M4: ORGANIZATION OF THE CTD
     -    ICH Harmonized Tripartite Guideline: M4Q: THE CTD - QUALITY


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 16

Allos and Baxter will work together to develop the chemistry, manufacturing, and controls (CMC) information for the regulatory submissions in the CTD format.
SECTION 3.2.P. of the CTD is the primary deliverable of Baxter to Allos. Baxter US will spearhead the development of this section, with appropriate input from Baxter Europe and Baxter Canada. Baxter will develop its portions of SECTION 3.2.P and Allos will be responsible for incorporating the Baxter-supplied information into the file, which [ * ] as a manufacturing site.

All other sections of the regulatory submissions will be the responsibility of Allos. In general, Baxter will supply information to reflect Baxter-manufactured product, such as a description of the manufacturing process, executed batch records, Baxter-generated stability data, etc. Refer to SECTION II.D.

     1. Allos and Baxter will agree to the format of the CTD for the US NDA, EU MAA, and Canadian NDS prior to submission development. Consideration should be given to content and format consistent with the ICH guidelines on the Common Technical Document for the Registration of Pharmaceuticals for Human Use.
     2. Baxter will develop a preliminary draft of Baxter submission sections for review and comment by both companies. The timing for the preliminary drafts of the US NDA, EU MAA, and Canadian NDS will be determined during the development program.
     3. Baxter will finalize the submission sections after all comments from both companies have been received and addressed.
     4. Baxter will forward the final documents to Allos after Baxter internal approval. Changes to Baxter approved text cannot be made without prior Baxter notification and approval.
     5. Baxter requests that Allos provide copies of the relevant US NDA, EU MAA, and Canadian NDS sections, as submitted, and any relevant correspondence with regulatory agencies, to Baxter.
     6. Responsibilities for relevant sections of US NDA, EU MAA, and Canadian NDS are outlined in ADDENDUM 1, TABLES 1, 2, AND 3, respectively. The content outlined is based on the format and content of the ICH Common Technical Document.


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 17

                                   ADDENDUM 1

                    SUBMISSION CONTENTS AND RESPONSIBILITIES


Note: Per [ * ] and [ * ], all discrepancies between the Regulatory Plan and the submission must be documented and justified in the development review summary prior to the submission of the file to the regulatory agency. Submission Contents and Responsibilities is included as an Addendum to this Regulatory Plan because the approach is still evolving and is certain to change as the development of the program proceeds. Minor changes in submission contents and responsibilities that do no represent a substantive change in the technical information required do not, by themselves, require an amendment to the agreed-upon Regulatory Plan.


                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 18

                                     TABLE 1

         US NDA SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

      SECTION                                   DESCRIPTION                                    RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
COVER LETTER         Introduction                                                       Allos

MODULE 1             ADMINISTRATIVE INFORMATION AND PRESCRIBING INFORMATION             Allos (with Baxter input)
                          -   BAXTER REGULATORY AFFAIRS (RA) WILL SUPPLY CROSS-
                              REFERENCE AUTHORIZATION LETTER TO BAXTER DMF.
                          -   BAXTER ENVIRONMENTAL AFFAIRS (EA) WILL PROVIDE INPUT,
                              AS NEEDED, FOR THE ENVIRONMENTAL ASSESSMENT (REQUEST
                              FOR CATEGORICAL EXCLUSION, IF JUSTIFIED)
                          -   BAXTER RA/COMPUTER GRAPHICS AND INFORMATION
                              MANAGEMENT (CGIM) WILL PROVIDE LABELING FOR THE
                              PRODUCT MANUFACTURED AT BAXTER, AS NEEDED.

MODULE 2             COMMON TECHNICAL DOCUMENT SUMMARIES                                Allos (Baxter may provide
                                                                                        input on summary of Module 3)

MODULE 3             QUALITY                                                            Allos

3.1                  Module 3 Table of Contents                                         Allos

3.2                  Body of Data                                                       Allos

3.2.S                DRUG SUBSTANCE                                                     Allos

   3.2.S.1               GENERAL INFORMATION                                            Allos

   3.2.S.2               MANUFACTURE                                                    Allos

   3.2.S.3               CHARACTERIZATION                                               Allos

   3.2.S.4               CONTROL OF DRUG SUBSTANCE                                      Allos

     3.2.S.4.1             Specification                                                Allos (with Baxter input)
                              -    BAXTER PHARMACEUTICAL SCIENCES R&D (PS R&D) WILL
                                   PROVIDE BAXTER'S SPECIFICATIONS AND DESCRIBE TESTS
                                   BAXTER WILL PERFORM ON DRUG SUBSTANCE PRIOR TO USE.

     3.2.S.4.2             Analytical Procedures                                        Allos (with Baxter input)
                              -    BAXTER PS R&D WILL PROVIDE BAXTER'S ANALYTICAL
                                   PROCEDURES THAT BAXTER WILL PERFORM ON DRUG
                                   SUBSTANCE PRIOR TO USE.

     3.2.S.4.3             Validation of Analytical Procedures                          Allos (with Baxter input)
                              -    BAXTER PS R&D WILL PROVIDE BAXTER'S VALIDATION OF
                                   ANALYTICAL PROCEDURES THAT BAXTER WILL PERFORM ON
                                   DRUG SUBSTANCE PRIOR TO USE.

     3.2.S.4.4             Batch Analysis                                               Allos (with Baxter input)
                               -   BAXTER PS R&D WILL PROVIDE CERTIFICATES OF ANALYSIS
                                   OF LOTS USED FOR STABILITY AT BAXTER.

     3.2.S.4.5             Justification of Specification                               Allos

   3.2.S.5               REFERENCE STANDARDS OR MATERIALS                               Allos

   3.2.S.6               CONTAINER CLOSURE SYSTEM                                       Allos

   3.2.S.7               STABILITY                                                      Allos

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 19

                               TABLE 1 - CONTINUED

         US NDA SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

      SECTION                           DESCRIPTION                                  RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
3.2.P                 DRUG PRODUCT                                       Allos

   3.2.P.1                DESCRIPTION   AND  COMPOSITION  OF  THE  DRUG  Allos - Baxter RA and PS R&D will provide
                      PRODUCT                                            supportive information, as needed, to
                          LIST OF ALL FORMULATION COMPONENTS AND         reflect product manufactured at Baxter.
                          PROVIDE QUANTITATIVE INFORMATION CONSISTENT
                          WITH LABELING.  RA TO PROVIDE
                          CONTAINER/CLOSURE INFORMATION.

   3.2.P.2                PHARMACEUTICAL DEVELOPMENT                     Allos - Baxter will provide input, as
                                                                         needed, to reflect product manufactured at
                                                                         Baxter.

     3.2.P.2.1              Components of the Drug Product               Allos

       3.2.P.2.1.1            Drug Substance                             Allos

       3.2.P.2.1.2            Excipients                                 Allos

     3.2.P.2.2              Drug Product                                 Allos

       3.2.P.2.2.1            Formulation Development                    Allos

       3.2.P.2.2.2            Overages                                   Allos

       3.3.P.2.2.3            Physicochemical and Biological Properties  Allos

     3.2.P.2.3              Manufacturing Process Development            Allos - Baxter PS R&D will provide
                            DISCUSS SELECTION AND OPTIMIZATION OF THE    information relative to the manufacture of
                            MANUFACTURING PROCESS AND ITS CRITICAL       product at Baxter.  Baxter Sterility
                            ASPECTS,[ * ].                               Assurance (SA) will provide [ * ]
                                                                         information.

     3.2.P.2.4              Container Closure System                     Allos - Baxter PS R&D and RA will provide
                            DISCUSS SUITABILITY OF CONTAINER CLOSURE     information relative to the product
                            SYSTEM WITH RESPECT TO CHOICE OF             manufactured at Baxter.  The extractive
                            MATERIALS, PROTECTION FROM LIGHT,            strategy has been developed by Allos.
                            COMPATIBILITY WITH THE DRUG FORMULATION,
                            ETC.  DISCUSS EXTRACTION STUDIES THAT
                            SUPPORT COMPATIBILITY.

     3.2.P.2.5              Microbiological Attributes                   Allos - Baxter SA will provide information
                            DISCUSS CONTAINER CLOSURE INTEGRITY.         relative to the container/closure integrity
                                                                         of product manufactured at Baxter.

     3.2.P.2.6              Compatibility                                Allos

   3.2.P.3                MANUFACTURE                                    Allos - Baxter will provide input, as
                                                                         needed, to reflect product manufactured at
                                                                         Baxter.

     3.2.P.3.1              Manufacturer(s)                              Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.3.2              Batch Formula                                Allos - Baxter will provide input, as
                                                                         needed, to reflect product manufactured at
                                                                         Baxter.

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 20

                               TABLE 1 - CONTINUED

         US NDA SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

      SECTION                                   DESCRIPTION                             RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
     3.2.P.3.3              Description of Manufacturing Process and     Allos - Baxter PS R&D & Plant Quality
                            Process Controls                             Management (Plant QM) will provide
                            INCLUDE A FLOW DIAGRAM AND A NARRATIVE       information to reflect product manufactured
                            DESCRIPTION OF THE MANUFACTURING PROCESS.    at Baxter.
                            A MASTER PRODUCTION RECORD IS ALSO
                            REQUIRED.  MASTER PRODUCTION BATCH SIZE
                            [ * ] - MUST BE SUPPORTED BY [ * ].
                            INCLUDE DESCRIPTION OF FILLED CONTAINER
                            SAMPLING, INSPECTIONS, AND FILLING PROCESS
                            CONTROLS.  [ * ]*.  INCLUDE DESCRIPTION OF
                            PACKING AND SAMPLING FOR RELEASE TESTING
                            AND RELEASE TESTING SPECIFICATIONS.
                            INCLUDE STATEMENT THAT THERE ARE NO
                            PROVISIONS FOR REPROCESSING.

     3.2.P.3.4              Controls of Critical Steps and               Allos - Baxter PS R&D will provide
                            Intermediates                                information to reflect product manufactured
                            PROVIDE TESTS, ACCEPTANCE CRITERIA, AND      at Baxter.
                            JUSTIFICATION.

     3.2.P.3.5              Process Validation and/or Evaluation         Baxter PS R&D and SA will provide
                            PROVIDE A SUMMARY OF PROCESS EVALUATION      information to reflect product manufactured
                            DATA, PROVIDE VALIDATION DATA, AND/OR        at Baxter.
                            STATE THAT CHEMICAL PROCESS VALIDATION
                            WILL BE PERFORMED AT FIRST-OF-CODE
                            PRODUCTION. [ * ]*.


   3.2.P.4                CONTROL OF EXCIPIENTS                          Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.4.1              Specifications                               Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.4.2              Analytical Procedures                        Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.4.3              Validation of Analytical Procedures          Allos - Baxter PS R&D will provide
                            PROVIDE VALIDATION OF NON-COMPENDIAL         information to reflect product manufactured
                            METHODS.                                     at Baxter.

     3.2.P.4.4              Justification of Specifications              Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.4.5              Excipients of Human or Animal Origin         Allos

     3.2.P.4.6              Novel Excipients                             Allos

     * For the EU and Canada, the required [ * ] information will be included in the regulatory submission.

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 21

                               TABLE 1 - CONTINUED

         US NDA SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

      SECTION                           DESCRIPTION                                     RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
   3.2.P.5               CONTROL OF DRUG PRODUCT                         Allos

     3.2.P.5.1             Specifications                                Allos - Baxter PS R&D will provide
                           [ * ], STERILITY, BACTERIAL ENDOTOXINS AND    information to reflect product manufactured
                           OTHER ATTRIBUTES, IF APPROPRIATE.             at Baxter.

     3.2.P.5.2             Analytical Procedures                         Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.5.3             Validation of Analytical Procedures           Allos - Baxter PS R&D will provide
                                                                         information to reflect product manufactured
                                                                         at Baxter.

     3.2.P.5.4             Batch Analyses                                Allos - Baxter PS R&D will provide
                           PROVIDE A DESCRIPTION OF THE BATCHES AND      information to reflect product manufactured
                           RESULTS OF THE ANALYSES.                      at Baxter.

     3.2.P.5.5             Characterization of Impurities                Allos

     3.2.P.5.6             Justification of Specifications               Allos (with input from Baxter, as needed)

   3.2.P.6               REFERENCE STANDARDS OR MATERIALS                Allos

   3.2.P.7               CONTAINER CLOSURE SYSTEM                        Allos (with input from Baxter, as needed)

   3.2.P.8               STABILITY                                       Allos

     3.2.P.8.1             Stability Summary and Conclusions             Allos - Baxter PS R&D will provide
                           DESCRIBE FORMULATION.                         information to reflect product manufactured
                           DESCRIBE STABILITY BATCHES AND THEIR METHOD   at Baxter.  Allos is responsible for
                           OF MANUFACTURE.                               preparing the stability commentary.
                           DISCUSS STABILITY DATA (REFER TO 3.2.P.8.3).
                           DISCUSS DEGRADANTS/IMPURITIES.
                           PROPOSED EXPIRATION DATING BASED ON
                           INTERNAL STATISTICAL ANALYSIS OF DATA, IF
                           APPROPRIATE, WITH A PROVISION FOR EXTENDING
                           WITH ACCEPTABLE ACCUMULATED DATA FROM THE
                           BATCHES INCLUDED IN THE NDA SUBMISSION.

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 22

                               TABLE 1 - CONTINUED

         US NDA SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

SECTION              DESCRIPTION                                         RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
     3.2.P.8.2             Post-approval Stability Protocol and          Allos - Baxter PS R&D will provide
                           Stability Commitment                          information to reflect product manufactured
                           COMMIT TO PLACE [ * ] PRODUCTION BATCHES ON   at Baxter.  If Baxter is contracted to
                           STABILITY.                                    execute the ongoing stability studies,
                           PROVIDE CONTINUING NDA, FIRST PRODUCTION,     Baxter will need to concur with the
                           AND ANNUAL QC TEST SCHEDULES.                 stability commitments.

     3.2.P.8.3             Stability Data                                Allos

3.2.A                APPENDICES                                          Allos

3.2.R                REGIONAL INFORMATION                                Allos

   3.2.R.1               Executed Batch Records                          Baxter RA/Plant QM will supply executed
                         SUPPLY COAs AND BAXTER TEST RESULTS FOR         batch records for the stability batches
                         FORMULATION COMPONENTS USED IN STABILITY        made at Baxter.  Baxter PS R&D will supply
                         BATCHES, INCLUDING STABILITY BATCH SUMMARY      other listed information.
                         TABLES OF FINISHED PRODUCT TEST RESULTS.
                         INCLUDE BATCH RECORDS FOR ALL PRIMARY BATCHES.

   3.2.R.2               Method Validation Package                       Allos - Baxter PS R&D will provide
                         INCLUDE COMPOSITION OF FINISHED DRUG PRODUCT.   information to reflect product manufactured
                         STATE THAT SAMPLES WILL BE PROVIDED UPON        at Baxter.  If this section is simply
                         REQUEST FROM FDA; RESERVE PRODUCT FROM EACH     copied from other sections, Allos will be
                         BATCH.  (SEE SECTION VI OF PLAN)                responsible for assembling package.
                         INCLUDE REGULATORY SPECIFICATIONS FOR DRUG
                         SUBSTANCE AND DRUG PRODUCT.
                         INCLUDE REGULATORY METHODS AND VALIDATION
                         DATA.
                         INCLUDE DRAFT LABELING.

3.3                  Literature References                               Allos

MODULE 4             NONCLINICAL STUDY REPORTS                           Allos

MODULE 5             CLINICAL STUDY REPORTS                              Allos

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 23

                                     TABLE 2

      EUROPEAN MAA SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

      SECTION                                   DESCRIPTION                             RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
MODULE 1             ADMINISTRATIVE INFORMATION AND PRESCRIBING            Allos with input from Baxter Europe, if
                     INFORMATION                                                          requested
                     CONTENT AS SPECIFIED BY EU REQUIREMENTS.

MODULE 2             COMMON TECHNICAL DOCUMENT SUMMARIES                                    Allos
                     SAME AS US SUBMISSION, WHERE FEASIBLE.

MODULE 3             QUALITY                                               Allos, Baxter US with input from Baxter
                     SAME AS US SUBMISSION, WHERE FEASIBLE. THE BAXTER                     Europe*
                     SECTIONS WILL BE PREPARED BY BAXTER US WITH INPUT
                     FROM BAXTER EUROPE.

3.2.R                REGIONAL INFORMATION                                  Allos, with input from Baxter Europe if
                     CONTENT AS SPECIFIED BY EU REQUIREMENTS.                             requested

MODULE 4             NONCLINCAL STUDY REPORTS                                               Allos

MODULE 5             CLINCAL STUDY REPORTS                                                  Allos

* Prepared by Baxter US with responsibility as described in TABLE 1, with input from EU, Canada, and Allos. Given the different regulatory environments of the countries, the final US CTD and the final EU and Canadian CTDs may be different.

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                         RSR13 Injection (efaproxiral sodium) in Glass Container
                                               Regulatory Plan - Issued 12/09/02
                                                                         Page 24

                                     TABLE 3

      CANADIAN NDS SUBMISSION (CTD FORMAT) - CONTENTS AND RESPONSIBILITIES

      SECTION                                   DESCRIPTION                             RESPONSIBILITY
----------------------------------------------------------------------------------------------------------------------
MODULE 1             ADMINISTRATIVE INFORMATION AND PRESCRIBING            Allos with input from Baxter Canada, if
                     INFORMATION                                                          requested.
                     CONTENT AS SPECIFIED BY CANADIAN REQUIREMENTS.

MODULE 2             COMMON TECHNICAL DOCUMENT SUMMARIES                                    Allos
                     SAME AS US SUBMISSION, WHERE FEASIBLE.

MODULE 3*            QUALITY                                               Allos, Baxter US with input from Baxter
                     SAME AS US SUBMISSION, WHERE FEASIBLE. THE                             Canada*
                     BAXTER SECTIONS WILL BE PREPARED BY BAXTER US
                     WITH INPUT FROM BAXTER CANADA.

3.2.R                REGIONAL INFORMATION                                  Allos with input from Baxter Canada, if
                     CONTENT AS SPECIFIED BY CANADIAN REQUIREMENTS.                       requested

MODULE 4             NONCLINCAL STUDY REPORTS                                               Allos

MODULE 5             CLINCAL STUDY REPORTS                                                  Allos

* Prepared by Baxter US with responsibility as described in TABLE 1, with input from EU, Canada, and Allos. Given the different regulatory environments of the countries, the final US CTD and the final EU and Canadian CTDs may be different.

                     Allos Confidential/Baxter Confidential
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D
                        DEVELOPMENT FEE AND DELIVERABLES

                               DEVELOPMENT                     US/EU STABILITY STUDIES            FDA/WMA SUBMISSION AND APPROVAL
------------------------------------------------------------------------------------------------------------------------------------
DEVELOPMENT       1. TECHNICAL TRANSFER AND VALIDATION   6. DEVELOP REGULATORY PLAN,          11. CMC PREPARATION, SITE INSPECTION
ACTIVITIES           WHERE APPROPRIATE (E.G. ASSAY)         PROJECT SUPPORT, NDA SECTION          PREPARATION
                     -MIXING PROCEDURE                      PREPARATION                           [ * ]
                     -TEST METHODS, USP & EP                [ * ]
                     -ABSENCE OF DRUG PROCEDURE                                               12. DEVELOP CONTAINER LABELS
                     -PRODUCT SPECIFICATIONS             7. STABILITY PLAN, STABILITY UNIT        [ * ]
                     -FORMULATION REQUIREMENTS:             TESTING, EXPIRATION DATING
                     [ * ]                                  RECOMMENDATION                    13. ASSAY TRANSFERS (TO BAXTER PLANT)
                     [ * ]                                  [ * ]                                 [ * ]

                  2. FORMULATION EVALUATION [ * ]        8. STABILITY BATCH PRODUCTION [ * ]  14. REGULATORY SUPPORT - POST FILING
                     [ * ]                                  [ * ]                                 [ * ]

                  3. STERILIZATION CYCLE DEVELOPMENT     9. BACTERIAL ENDOTOXIN               15. PACKAGING DEVELOPMENT
                     AND VALIDATION,                        [ * ]                                 [ * ]
                     [ * ]
                                                         10. PROGRAM MANAGEMENT               16. PROGRAM MANAGEMENT
                  4. CHEMICAL PROCESS EVALUATION            [ * ]                                 [ * ]
                     [ * ]

                  5. PROGRAM MANAGEMENT
                     [ * ]

TOTAL US BASED    DEVELOPMENT TOTAL: [ * ]               STABILITY TOTAL: [ * ]               SUBMISSION TOTAL: [ * ]
COST: [ * ]       GLASS PRE-STABILITY TOTAL: [ * ]

ANNUAL            TOTAL COSTS YEAR 1 = [ * ]             TOTAL COSTS YEAR 2 = [ * ]           TOTAL COSTS YEAR 3 = [ * ]
/QUARTERLY COSTS  QUARTERLY COSTS YEAR 1 = [ * ]         QUARTERLY COSTS YEAR 2 = [ * ]       QUARTERLY COSTS YEAR 3 = [ * ]

ASSUMPTIONS       -   ABBREVIATED FORMULATION STUDY      -   [ * ] FORMULATION DATA TO        -   SUBMIT WITH [ * ] MONTHS RT
AND TIMING            TO EVALUATE [ * ] EXTREMES             PROCEED TO STABILITY                 STABILITY DATA/[ * ] MONTHS
                  -   VALIDATION CONSISTS OF METHOD      -   TOTAL OF [ * ] STABILITY             40 DEG. C DATA
KEY:                  TRANSFER AND SPECIFICITY TOWARD        BATCHES OF ONE CONCENTRATION     -   ONE CMC AND ONE WMA SUITABLE FOR
G = GLASS             CONTAINER, AND ISSUE                   ONLY; [ * ] BATCHES [ * ] AND        ALL COUNTRIES
DEVELOPMENT           SPECIFICATION                          [ * ] BATCHES [ * ]              -   BAXTER TO PROVIDE SUPPLEMENTAL
PRIOR TO          -   ALLOS WILL SUPPLY [ * ] TO                                                  VALIDATION INFORMATION TO INCLUDE
STABILITY             BAXTER FREE OF CHARGE FOR                                                   IN ALLOS' CMC DOCUMENT
PRODUCTION [ * ]      DEVELOPMENT WORK [ * ]                                                  -   FINAL CONTAINER LABELING IN UP TO
                  -   [ * ] AS CONTINGENCY IF [ * ] IS                                            4 LANGUAGES (ENGLISH + 3
                      NOT AVAILABLE IN TIME-FRAME                                                 ADDITIONAL)
                      NEEDED                                                                  -   ALLOS TO PROVIDE AVAILABLE
                                                                                                  ENVIRONMENTAL ASSESSMENT
                                                                                                  INFORMATION
                                                                                              -   ALLOS RESPONSIBLE FOR MSDS FOR API
                                                                                                  AND FINAL PRODUCT


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               RSR13 DELIVERABLES

              DESCRIPTION                       ALLOS THERAPEUTICS TO DELIVER                      BAXTER TO DELIVER
----------------------------------------------------------------------------------------------------------------------------------
          ANALYTICAL METHOD
            EVALUATIONS:

-   UV Identification Test              Drug materials and  reference standards

                                        MSDS for drug and related substances

                                        Approval of evaluation protocol and report      UV Identification evaluation report

        ANALYTICAL VALIDATION

-   HPLC Assay(s) for drug and          Reference standard and drug material            Assay transfer report and method procedure
    degradates                                                                             -  Transfer from Allos to Baxter-Product
                                        Approval of method transfer protocol and              Development
                                        report                                             -  Transfer from Product Development to
                                                                                              Manufacturing plant
                                                                                           -  Transfer from Product Development to
                                                                                              Stability Operations

-   UV Identification Method for raw    Reference standard and drug material for        UV Identification validation report and
    material and RSR13 Injection        validation study                                method  procedure

                                        Approval of validation protocol and report

-   Drug by UV assay                    Reference standard for validation study         Assay validation and method  procedure

-   Absence-of-Assay for RSR13          Reference standard for validation study         Validation report for Absence-of-Assay (UV)

-   Sterility Test Procedure            Approval of validation protocol and report      Assay validation report and method procedure

-   Bacterial Endotoxins                Approval of validation protocol and report      Assay validation report and method procedure

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               RSR13 DELIVERABLES

              DESCRIPTION                       ALLOS THERAPEUTICS TO DELIVER                      BAXTER TO DELIVER
----------------------------------------------------------------------------------------------------------------------------------
Develop Mixing Procedure                Historical product mixing procedure             Collaborate with Allos Therapeutics to
                                                                                        identify Baxter mixing process for product

                                        Approve study design                            Perform RSR13 Feasibility study at
                                                                                        manufacturing plant to evaluate mixing
                                                                                        parameters and process controls

                                        Approve mixing procedure                        Issue mixing procedure (3-15)

                                        Review and accept report                        Feasibility Batch Production report

Chemical Process Evaluation             Review and approve Chemical Process             Chemical Process Evaluation protocol and
                                        Evaluation protocol and report                  report

[ * ] Development and Validation        RSR13 raw material as needed                    Identification of RSR13 as needed

                                                           ----                         Manufacture pilot batch of Product and fill
                                                                                        into containers

                                                           ----                         Develop, test, validate, and report the
                                                                                        results [ * ] for the product

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               RSR13 DELIVERABLES

              DESCRIPTION                       ALLOS THERAPEUTICS TO DELIVER                      BAXTER TO DELIVER
----------------------------------------------------------------------------------------------------------------------------------
Develop Regulatory Plan]                Collaborate with Baxter to finalize a           Collaborate with Allos Therapeutics to
                                        Regulatory Plan for the premixed product        finalize a Regulatory Plan for the
                                                                                        premixed product

Develop Stability Plan                  Collaborate with Baxter to finalize Stability   Collaborate with Allos Therapeutics to
                                        Plan for product - primary stability            finalize Stability  Plan - primary
                                        (registration) batches                          stability (registration) batches

Stability Batch Production              Collaborate with Baxter to define batch sizes   Collaborate with Allos Therapeutics to
                                                                                        finalize batch sizes

                                        Review and approve Stability Production         Stability Production Protocol and Report
                                        protocol

                                        RSR13 raw material as needed                    All cGMP resources required to manufacture
                                                                                        stability batches (personnel, facilities,
                                                                                        equipment, excipients etc)

Stability Testing                       Conduct stability program for registration      Future stability testing (marketed product)
                                        batches prior to approval of NDA                will be negotiated separately

Evaluate Stability Data and Assign      Provide expiry dating rationale and supporting  Review expiration dating and supporting
Expiration Date                         documentation                                   documentation

Draft IND and NDA Sections              Collaborate with Baxter to define information   Collaborate with Allos Therapeutics to
                                        needed for IND or NDA reporting formats         define information needed for IND or NDA
                                                                                        reporting formats

                                        Review and accept information reported by       Provide IND and NDA submission components
                                        Baxter                                          as stated in the Regulatory Plan

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               RSR13 DELIVERABLES

              DESCRIPTION                       ALLOS THERAPEUTICS TO DELIVER                      BAXTER TO DELIVER
----------------------------------------------------------------------------------------------------------------------------------
Site Inspection (PAI) Preparation                         --------                      Prepare for pre-approval inspections of
                                                                                        Facility by Regulatory Agencies

Develop Labels                          Collaborate with Baxter to establish label      Collaborate with Allos Therapeutics to
                                        text and formats in support of filings with     establish label text and formats in support
                                        Regulatory Agencies                             of filings with Regulatory Agencies

Address Regulatory Questions            Collaborate with Baxter to respond to           Address all regulatory questions in a
                                        regulatory questions                            timely manner. Obtain Allos Therapeutics
                                                                                        concurrence on responses relating to the
                                                                                        solution and formulation product

Prepare First of Code Batches           Compound as needed                              Identify compound needed for batch
                                                                                        production

Chemical Process Validation             Review and approve Chemical Process Validation  Conduct and report Chemical Process
                                        reports                                         Validation studies

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT E
        MINIMUM LOT SIZES, MANUFACTURING FEE AND PRODUCT MAINTENANCE FEE

MINIMUM LOT SIZES:

     Allos shall purchase Product in lot sizes of [ * ] (# of units expected from a [ * ] batch) units or multiples thereof.

                          MANUFACTURING FEE PER UNIT*:

                                                US PRODUCT                               NON-US PRODUCT
     --------------------------------------------------------------------------------------------------------------
                                  [ * ] UNIT
     ANNUAL UNIT VOLUME             PRICE           [ * ] UNIT PRICE*        [ * ] UNIT PRICE)    [ * ] UNIT PRICE
     --------------------------------------------------------------------------------------------------------------
     [ * ]                          [ * ]                 [ * ]                    [ * ]                [ * ]

     [ * ]                          [ * ]                 [ * ]                    [ * ]                [ * ]

     [ * ]                          [ * ]                 [ * ]                    [ * ]                [ * ]

     [ * ]                          [ * ]                 [ * ]                    [ * ]                [ * ]

* Pricing based upon Allos' projections and specifications as of the Effective Date. Pricing may be adjusted if projections or specifications change.

         Baxter's billing for Manufacturing Fees will be based upon Allos's cumulative volume in each Contract Year and will be reconciled based upon actual year-to-date annual sales on an individual purchase order basis, with an applicable credit to Allos which may be applied against future Product purchases.

         The Manufacturing Fee includes all of the following labels, components and excipients identified as Baxter's responsibility in the following table:

                                                Baxter's Responsibility            Allos Responsibility
                                              (Included in manufacturing      (provided to Baxter at no
        Item                                             fee)                 cost)
        ----------------------------------------------------------------------------------------------------
        API (efaproxiral sodium)                           No                             Yes
        API reference standard                             No                             Yes
        API related impurity standards                     Na                             Yes
        [ * ]                                             Yes                              No
        Bottle, stopper, crimp cap                        Yes                              No
        NaCl, USP                                         Yes                              No
        Na2HPO4, USP                                      Yes                              No
        NaH2PO4, USP                                      Yes                              No
        WFI, USP                                          Yes                              No
        Label                                             Yes                              No
        Product/package insert                            Yes                              No
        Intermediate carton                               Yes                              No

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        [ * ]                                             Yes                              No
        Shipper                                           Yes                              No

                       TABLE 2: ALLOS'S SALES PROJECTIONS:

                                      [ * ]

PRODUCT MAINTENANCE FEE:

The Product Maintenance Fee will be [ * ] commencing with the calendar quarter that is the earlier of (i) receipt by Allos of the first Regulatory Approval in the Territory for the Product or (ii) the quarter in which First of Code batches of Product are released pursuant to the provisions of the Quality Agreement, if done prior to the event described in (i). The [ * ] amount will also apply to the subsequent three (3) calendar quarters. Commencing with the fifth calendar quarter and continuing thereafter on a quarterly basis during the Term of this Agreement, the Product Maintenance Fee will be [ * ].

Yield:

         Mix Tank Volume (Liters)         [ * ]        [ * ]       [ * ]       [ * ]
         Final Batch Yield to Allos       [ * ]        [ * ]       [ * ]       [ * ]

The two inputs for the yield calculation are the [ * ] and the total number of units produced (commercial units delivered + any units used for testing). The formula looks like the following:

         Final Batch Yield = [ * ]
                           = [ * ]
                           = [ * ]

Minimum Purchase Requirements if [ * ].
[ * ], Allos shall purchase Product in the [ * ] Container per the schedule below.

         Year [ * ]                 Allos' Minimum Purchase Requirement
         ----------                 -----------------------------------
         Year 1                                    [ * ]
         Year 2                                    [ * ]
         Year 3 through end of Term                [ * ]

While Allos will not be committed for long term purchase requirements, if Allos desires to have Baxter continue to manufacture Product [ * ] or any subsequent year after [ * ] development, Allos shall purchase a minimum of [ * ] units per year for the term of the agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT F

                        CONFIDENTIAL DISCLOSURE AGREEMENT

              AMENDMENT TO MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT

THIS AMENDMENT TO THE MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT ("AMENDMENT") is made and entered this 20th day of February 2002 by and between BAXTER HEALTHCARE CORPORATION ("BAXTER"), and ALLOS THERAPEUTICS INC. ("ALLOS").

WHEREAS, Baxter and Allos are parties to a Mutual Confidential Disclosure Agreement and Supplement, with an Effective Date of March 31, 1997 (the "ORIGINAL AGREEMENT");

AND WHEREAS, Baxter and Allos wish to amend a certain provision of the Original Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth Baxter and Allos agree that the following amendment shall be made to the Original Agreement, effective as of the date given above:

1. In Paragraph 2.0, the phrase "five (5) years" as it appears in the Original Agreement shall be deleted in its entirety and replaced with the following:

                                "eight (8) years"

2. The phrase "this Agreement" as it appears in the Original Agreement or this Amendment shall be deemed to refer to the Original Agreement, as modified by this Amendment.

3. Except as modified by this Amendment, the terms of the Original Agreement shall continue in full force and effect.

4. For convenience this Amendment may be executed in counterparts with the same force and effect as if each of the signatories had executed this same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

ALLOS THERAPEUTICS INC.                 BAXTER HEALTHCARE CORPORATION

By: /s/ Michael E. Hart                 By:/s/ Arthur G. Mollenhauer
   ----------------------------------      -----------------------------------------
Name:  Michael E. Hart                  Name:  Arthur G. Mollenhauer
     --------------------------------        ---------------------------------------
Title: President & CEO                  Title: Vice President of Global Strategy
      -------------------------------          and Business Development
                                              --------------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT

This Agreement dated this 31ST day of March 1997 ("Effective Date"), by and between Baxter Healthcare Corporation, through its I.V. Systems Division, having a principal place of business at One Baxter Parkway, Deerfield, Illinois 60015 ("Baxter") and Allos Therapeutics Inc., having a principal place of business at 7000 North Broadway, Suite 310, Denver, Colorado, 80221 ("Allos").

WHEREAS, Baxter is skilled in the art of manufacturing medical grade product containers and filling the containers with medical solutions including but not limited to I.V. solutions, dialysis products, and other related medical products; and is skilled in the development, manufacture, and marketing of medical products;

WHEREAS, Allos is skilled in the development and marketing of medical grade products including RSR13;

WHEREAS Allos and Baxter desire to undertake preliminary discussions to explore a potential business arrangement in which Baxter would develop a premix product and package the product for Allos, initially in clinical batches, and ultimately in market batches;

WHEREAS, Allos and Baxter intend to limit the exchange of confidential or proprietary information during preliminary discussions to specific defined areas and intend that all other information and discussions be exchanged on a non-confidential basis;

NOW, THEREFORE, the parties agree as follows:

1.0      General: Confidential Disclosure.

         1.1 DEFINED. Each party agrees to keep confidential the following information which is disclosed to it by the other ("Confidential Information"):

                (a)   the formulation and stability of RSR13;

                (b) data generated by Allos related to RSRl3's interaction with [ * ] containers; Baxter proprietary information related to [ * ] containers;

                (c) special manufacturing procedures known to Allos unique to the premix procedure for RSR13; Baxter proprietary manufacturing procedures or protocols;

                (d) information known to Allos which is unique to the sterilization of RSR13; Baxter proprietary sterilization information;

                (e) analytical methodology known to Allos which is unique to the tests to release RSR13; Baxter proprietary product testing and release information;

                (f)   the technical transfer package.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Allos acknowledges that it is aware of, and does not object to, Baxter's present or future internal initiatives, and initiatives with third parties, in the development, manufacture, packaging and marketing of drugs and other products for use in cancer radiation therapy, whether or not such products are competitive with RSR13, and whether or not Baxter employees or agents interfacing with RSR13 are engaged in such other initiatives, PROVIDED that Baxter does not breach its obligations under this Agreement. Accordingly, Baxter does not want to receive any Confidential Information from Allos which would compromise such Baxter initiatives and any such information which Allos does disclose to Baxter shall be deemed disclosed on a non-confidential basis.

     1.2 WRITING. Confidential Information shall be disclosed to the other party in writing or other tangible form, or if disclosed verbally, shall be reduced to writing by the discloser and supplied to the recipient within 30 days of disclosure. Except as provided in paragraph 1.0, or until otherwise agreed to by the parties in writing, all information disclosed or exchanged by the parties during their discussions regarding RSR13 shall be disclosed on a NON-confidential basis.

     1.3 USE; DISCLOSURE. Each party agrees to use the Confidential Information disclosed to it solely for evaluation of a potential business arrangement with the other, and without the written consent of the other, agrees not to disclose such Confidential Information to any other person or entity other than those of its employees or agents who must have access to such Confidential Information for evaluation purposes. All such employees and agents shall be bound to maintain such Confidential Information in confidence and each party will take such reasonable steps to require its employees and agents to preserve such trust and confidence.

     1.4 PROTECTION; RETURN. Each of the companies shall in all respects treat such Confidential Information disclosed to it hereunder at least as carefully as that accorded its own trade secrets or Confidential Information and will carry out with respect to it those security measures which it follows for its own trade secrets or Confidential Information. Upon the request of the disclosing party, each party as a receiving party will return to the disclosing party all Confidential Information (including copies) provided by the disclosing party under this Agreement.

     1.5 EXCEPTIONS. The term Confidential Information shall not apply to information which:


            (a) is known to the receiving party before receipt thereof under this Agreement, or is independently developed by the receiving party;

            (b) is disclosed to the receiving party after the date of this Agreement by a third party who has no obligation of confidentiality to the disclosing party;

            (c) is or becomes reasonably part of the public domain through no fault of the receiving party.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.0 TERM. The term of this Agreement shall be five (5) years from the Effective Date of this Agreement, except that Baxter's obligations with respect to Allos' Confidential Information shall terminate on either of the following dates, if occurring earlier: (a) the market launch of RSR13 or (b) Allos' effective discontinuation of development work or marketing of cancer radiation therapy indications for RSR13.

3.0  MISCELLANEOUS.

     3.1 EXPORT. A recipient shall adhere to the U.S. Export Administration Laws and Regulations and shall not export or re-export any technical data or products received from the discloser or the direct product of such technical data to any proscribed country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government.

     3.2 COMPLETENESS; AUTHORITY. This Agreement contains the entire understanding between the parties related to the subject matter hereof, and supersedes all prior written and verbal negotiations, representations, and agreements concerning the subject matter. Each party represents that it has the right to deliver the Confidential Information it discloses to the recipient pursuant to this Agreement.

     3.3 AMENDMENT. The obligations of this Agreement shall not be altered, amended or superseded by any subsequent agreement except by written instrument signed by both parties. Neither party is obligated to enter into any further agreements with the other party following the preliminary discussions. Any intention of the parties to proceed with a further business arrangement with respect to RSR13, including the packaging of clinical batches or marketing batches, shall be set forth in a separate written agreement.

     3.4 Laws. This Agreement shall be governed by the laws of the State of Illinois.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date set forth above by their duly authorized representatives.

ALLOS THERAPEUTICS INC.                 BAXTER HEALTHCARE CORPORATION

By:/s/ Stephen Hoffman                  By: /s/ David F.  Drohan
   -------------------                     -------------------------------
Name:                                       David F.  Drohan
     --------------------------------
Title: President                            I.V. Systems President
      -------------------------------
Date: 3/30/97                               Date: 4/11/97
     --------------------------------            --------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.